As filed with the Securities and Exchange Commission on August 27, 2010

Securities Act File No. 333-123257
Investment Company Act File No. 811-10325

United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No. 174	☒
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 178	☒

MARKET VECTORS ETF TRUST
(Exact Name of Registrant as Specified in its Charter)

335 Madison Avenue, 19th Floor
New York, New York 10017
(Address of Principal Executive Offices)
(212) 293-2000
Registrant’s Telephone Number
Joseph J. McBrien, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
335 Madison Avenue, 19th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Stuart M. Strauss, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☐	Immediately upon filing pursuant to paragraph (b)
☒	On September 1, 2010 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a)(2) of rule 485

September  1,  2010

MARKET VECTORS
MUNICIPAL BOND ETFs

High-Yield Municipal Index ETF	(HYD)
Intermediate Municipal Index ETF	(ITM)
Long Municipal Index ETF	(MLN)
Pre-Refunded Municipal Index ETF	(PRB)
Short Municipal Index ETF	(SMB)

Principal U.S. Listing Exchange for each Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares of the Funds (“Shares”) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. Such Shares in the Funds involve investment risks, including the loss of principal.

MARKET VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors High-Yield Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital Municipal Custom High Yield Composite Index (the “High Yield Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Shareholder Fees (fees paid directly from your investment)	None
Management Fee	0.35%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.35%

(a)

The Investment Management Agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$36
3	$113
5	$197
10	$443

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the benchmark index. The Fund’s benchmark index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated high yield long-term tax-exempt bond market. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, index and other policies without shareholder approval, except as otherwise indicated.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the High Yield Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the High Yield Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the High Yield Index, the Fund does not purchase all of the securities in the High Yield Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the High Yield Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the High Yield Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the High Yield Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations.

High Yield Securities Risk. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual municipal developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The secondary market for municipal securities that are junk bonds may be less liquid than the markets for higher quality securities or junk bonds issued by corporate issuers and, as such, may have an adverse effect on the market prices of certain securities.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Call Risk. The Fund may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Private Activity Bonds Risk. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See “Shareholder Information—Tax Information” for more details.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the municipal securities market, general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the High Yield Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund held all of the securities in the High Yield Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the High Yield Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the High Yield Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the High Yield Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the High Yield Index as would be the case if the Fund purchased all of the securities in the High

Yield Index in the proportions represented in the High Yield Index. The Fund expects to hold approximately 90 bonds out of the 5,448 bonds in the High Yield Index as of July 31, 2010. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the High Yield Index, the Fund’s return may deviate significantly from the return of the High Yield Index.

Risks of Cash Transactions. Unlike most other exchange-traded funds (“ETFs”), the Fund expects to effect creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries or geographic region to the extent the High Yield Index concentrates in a particular sector or sectors or industry or group of industries or geographic region. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

PERFORMANCE

The Fund commenced operations on February 4, 2009 and therefore does not have a performance history for a full calendar year. Visit vaneck.com/etf for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	February 2009
Michael F. Mazier	Portfolio Manager	February 2009

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 17 of this Prospectus.

MARKET VECTORS INTERMEDIATE MUNICIPAL INDEX ETF

INVESTMENT OBJECTIVE

Market Vectors Intermediate Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital AMT-Free Intermediate Continuous Municipal Index (the “Intermediate Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Shareholder Fees (fees paid directly from your investment)	None
Management Fee	0.24%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.24%

(a)

The Investment Management Agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$25
3	$77
5	$135
10	$306

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Intermediate Index. The Intermediate Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated intermediate term tax-exempt bond market. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, index and other policies without shareholder approval, except as otherwise indicated.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Intermediate Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Intermediate Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the Intermediate Index, the Fund does not purchase all of the securities in the Intermediate Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the

Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Intermediate Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Intermediate Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Intermediate Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Call Risk. The Fund may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the municipal securities market, general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Intermediate Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Intermediate Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Intermediate Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Intermediate Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Intermediate Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Intermediate Index as would be the case if the Fund purchased all of the securities in the Intermediate Index in the proportions represented in the Intermediate Index. The Fund expects to hold approximately 350 bonds out of the 13,716 bonds in the Intermediate Index as of July 31, 2010. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Intermediate Index, the Fund’s return may deviate significantly from the return of the Intermediate Index.

Risks of Cash Transactions. Unlike most other ETFs, the Fund expects to effect creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those

MARKET VECTORS INTERMEDIATE MUNICIPAL INDEX ETF (continued)

shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries or geographic region to the extent the Intermediate Index concentrates in a particular sector or sectors or industry or group of industries or geographic region. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years shown compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

The year-to-date total return as of June 30, 2010 was 3.60%.

Best Quarter:	+7.30%	2Q ’09
Worst Quarter:	-3.18%	3Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (12/4/2007)

Market Vectors Intermediate Municipal Index ETF (return before taxes)	10.75%	6.52%
Market Vectors Intermediate Municipal Index ETF (return after taxes on distributions)	10.75%	6.52%
Market Vectors Intermediate Municipal Index ETF (return after taxes on distributions and sale of Fund Shares)	8.35%	6.09%
Barclays Capital AMT-Free Intermediate Continuous Municipal Index (reflects no deduction for fees, expenses or taxes)	11.59%	5.70%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	December 2007
Michael F. Mazier	Portfolio Manager	December 2007

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 17 of this Prospectus.

MARKET VECTORS LONG MUNICIPAL INDEX ETF

INVESTMENT OBJECTIVE

Market Vectors Long Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital AMT-Free Long Continuous Municipal Index (the “Long Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Shareholder Fees (fees paid directly from your investment)	None
Management Fee	0.24%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.24%

(a)

The Investment Management Agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$25
3	$77
5	$135
10	$306

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Long Index. The Long Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, index and other policies without shareholder approval, except as otherwise indicated.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Long Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Long Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the Long Index, the Fund does not purchase all of the securities in the Long Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Long Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Long Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Long Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Call Risk. The Fund may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the municipal securities market, general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Long Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Long Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Long Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Long Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Long Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Long Index as would be the case if the Fund purchased all of the securities in the Long Index in the proportions represented in the Long Index. The Fund expects to hold approximately 160 bonds out of the 6,513 bonds in the Long Index as of July 31, 2010. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Long Index, the Fund’s return may deviate significantly from the return of the Long Index.

Risks of Cash Transactions. Unlike most other ETFs, the Fund expects to effect creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries or geographic region to the extent the Long Index concentrates in a particular sector or sectors or industry or group of industries or

MARKET VECTORS LONG MUNICIPAL INDEX ETF (continued)

geographic region. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

The year-to-date total return as of June 30, 2010 was 3.89%.

Best Quarter	+10.82%	3Q ’09
Worst Quarter	-2.68%	4Q ’09

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (1/2/2008)

Market Vectors Long Municipal Index ETF (return before taxes)	17.93%	-0.42%
Market Vectors Long Municipal Index ETF (return after taxes on distributions)	17.93%	-0.42%
Market Vectors Long Municipal Index ETF (return after taxes on distributions and sale of Fund Shares)	13.52%	0.27%
Barclays Capital AMT-Free Long Continuous Municipal Index (reflects no deduction for fees, expenses or taxes)	13.52%	2.89%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	January 2008
Michael F. Mazier	Portfolio Manager	January 2008

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 17 of this Prospectus.

MARKET VECTORS PRE-REFUNDED MUNICIPAL INDEX ETF

INVESTMENT OBJECTIVE

Market Vectors Pre-Refunded Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital Municipal Pre-Refunded—Treasury-Escrowed Index (the “Pre-Refunded Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Shareholder Fees (fees paid directly from your investment)	None
Management Fee	0.24%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.24%

(a)

The Investment Management Agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$25
3	$77
5	$135
10	$306

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the benchmark index. The Fund’s benchmark is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated high yield tax-exempt bond market. Constituent bonds include pre-refunded and/or escrowed-to-maturity municipal bonds, provided that the collateral in the escrow account is comprised of strictly of obligations of, and carry the full faith and credit of, the U.S. Treasury. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, index and other policies without shareholder approval, except as otherwise indicated.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Pre-Refunded Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Pre-Refunded Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the Pre-Refunded Index, the Fund does not purchase all of the securities in the Pre-Refunded Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the

MARKET VECTORS PRE-REFUNDED MUNICIPAL INDEX ETF (continued)

Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Pre-Refunded Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Pre-Refunded Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Pre-Refunded Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations.

Pre-Refunded Bonds Risk. Pre-refunded bonds are bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded bonds held by the Fund is funded from securities held in a designated escrow account where such securities are obligations of and carry the full faith and credit of the U.S. Treasury. The securities held in the escrow fund pledged to pay the principal and interest of the pre-refunded bond do not guarantee the price of the bond. Investment in pre-refunded bonds held by the Fund may subject the Fund to interest rate and reinvestment risk.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Reinvestment Risk. Reinvestment risk is the risk that proceeds from the current investment, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment. Reinvestment risk is greater on short- to intermediate-term instruments.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the municipal securities market, general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Pre-Refunded Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Pre-Refunded Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Pre-Refunded Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Pre-Refunded Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Pre-Refunded Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Pre-Refunded Index as would be the case if the Fund purchased all of the securities in the Pre-Refunded Index in the proportions represented in the Pre-Refunded Index. The Fund expects to hold approximately 80 bonds out of the 3,073 bonds in the Pre-Refunded Index as of July 31, 2010. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Pre-Refunded Index, the Fund’s return may deviate significantly from the return of the Pre-Refunded Index.

Risks of Cash Transactions. Unlike most other ETFs, the Fund expects to effect creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries or geographic region to the extent the Pre-Refunded Index concentrates in a particular sector or sectors or industry or group of industries or geographic region. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

PERFORMANCE

The Fund commenced operations on February 2, 2009 and therefore does not have a performance history for a full calendar year. Visit vaneck.com/etf for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	February 2009
Michael F. Mazier	Portfolio Manager	February 2009

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 17 of this Prospectus.

MARKET VECTORS SHORT MUNICIPAL INDEX ETF

INVESTMENT OBJECTIVE

Market Vectors Short Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital AMT-Free Short Continuous Municipal Index (the “Short Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Shareholder Fees (fees paid directly from your investment)	None
Management Fee	0.20%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.20%

(a)

The Investment Management Agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$20
3	$64
5	$113
10	$255

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Short Index. The Short Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short-term tax-exempt bond market. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, index and other policies without shareholder approval, except as otherwise indicated.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Short Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Short Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the Short Index, the Fund does not purchase all of the securities in the Short Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Short Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Short Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Short Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Call Risk. The Fund may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the municipal securities market, general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Short Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Short Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Short Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Short Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Short Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Short Index as would be the case if the Fund purchased all of the securities in the Short Index in the proportions represented in the Short Index. The Fund expects to hold approximately 200 bonds out of the 5,627 bonds in the Short Index as of July 31, 2010. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Short Index, the Fund’s return may deviate significantly from the return of the Short Index.

Risks of Cash Transactions. Unlike most other ETFs, the Fund expects to effect creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

MARKET VECTORS SHORT MUNICIPAL INDEX ETF (continued)

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries or geographic region to the extent the Short Index concentrates in a particular sector or sectors or industry or group of industries or geographic region. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

Annual Total Returns—Calendar Years

The year-to-date total return as of June 30, 2010 was 1.93%.

Best Quarter	+3.16%	3Q ’09
Worst Quarter	+0.31%	4Q ’09

Average Annual Total Returns for the Periods Ended December 31, 2009

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (2/22/2008)

Market Vectors Short Municipal Index ETF (return before taxes)	6.76%	4.84%
Market Vectors Short Municipal Index ETF (return after taxes on distributions)	6.76%	4.84%
Market Vectors Short Municipal Index ETF (return after taxes on distributions and sale of Fund Shares)	5.29%	4.49%
Barclays Capital AMT-Free Short Continuous Municipal Index (reflects no deduction for fees, expenses or taxes)	7.05%	5.52%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	February 2008
Michael F. Mazier	Portfolio Manager	February 2008

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 17 of this Prospectus.

SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES AND TAXES

PURCHASE AND SALE OF FUND SHARES

The Funds issue and redeem Shares at NAV only in a large specified number of Shares, each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 100,000 Shares.

Individual Shares of a Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV.

TAX INFORMATION

Each Fund expects to distribute net investment income at least monthly, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements. Dividends paid by the Funds that are properly designated as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Funds intend to invest their assets in a manner such that a significant portion of their dividend distributions to shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax for noncorporate shareholders.

Distributions from a Fund’s net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, are taxable to you as ordinary income. See “Shareholder Information—Tax Information.”

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INVESTMENT STRATEGIES

Each Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select a representative sample of securities that collectively have an investment profile similar to the underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics, fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Index. The quantity of holdings in a Fund will be based on a number of factors, including asset size of such Fund. The Adviser generally expects a Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the applicable Index. Each Fund may sell securities that are represented in its Index, or purchase securities that are not yet represented in its Index, in anticipation of their removal from or addition to such Index. Further, the Adviser may choose to underweight or overweight securities, purchase or sell securities not in an Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options, futures contracts and currency forwards. Convertible securities, depositary receipts and floating rate bonds may be used by a Fund in seeking performance that corresponds to its respective Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

An authorized participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Exchange Act of 1933, as amended, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets for temporary or emergency purposes. To the extent that a Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its benchmark Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Each Fund’s investment objective and each of its the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section along with additional risk information. The risks listed below are applicable to each Fund unless otherwise noted.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the current economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.

If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a Fund to value accurately than securities of public corporations. Since the Funds invest a significant portion of their portfolio in municipal securities, each Fund’s portfolio may have greater exposure to liquidity risk than a Fund that invests in non-municipal securities

High Yield Securities Risk. Market Vectors High-Yield Municipal Index ETF invests in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual municipal developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for municipal securities that are junk bonds may be less liquid than the markets for higher quality securities or junk bonds issued by corporate issuers and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also, at certain times, adversely affect the Fund’s ability to arrive at a fair value for certain junk bonds. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the High Yield Index. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s NAV.

Fixed Income Securities Risk. Each Fund invests in fixed income securities. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. Each Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Private Activity Bonds Risk. Market Vectors High-Yield Municipal Index ETF may invest in private activity bonds. The issuers of private activity bonds in which a Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in a Fund’s value. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See “Shareholder Information—Tax Matters” for more details.

Call Risk. Certain Funds may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, a Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease a Fund’s net investment income.

Market Risk. The prices of securities in each Fund are subject to risks associated with investing in the municipal securities market, general economic conditions and sudden and unpredictable drops in value. The prices of fixed-income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed-income securities owned by a Fund would adversely affect the trading price of that Fund’s Shares. This “market risk” is usually greater among fixed-income securities with longer maturities or durations.

Each Fund’s Index (except Market Vectors Pre-Refunded Municipal Index ETF) may contain bonds from the following industries/sectors:

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases; and (f) the effects of opposition to nuclear power.

Industrial Development Bond Risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation.

Education Bond Risk. In general, there are two types of education related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt.

Certain lease obligations contain “non appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Special Tax Bond Risk. These revenue bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: implementation of a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, a Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of its Index as would be the case if the Fund purchased all of the securities in its Index in the proportions represented in such Index and can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. Each Fund’s return may also deviate significantly from the return of its Index because the Fund bears the costs and risks associated with buying and selling securities, while such costs and risks are not factored into the return of its Index. Each Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, a Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions they represent of its Index, due to legal restrictions or limitations or a lack of liquidity on stock exchanges in which such securities trade. Moreover, a Fund may be delayed in purchasing or selling securities included in its Index.

To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Index may be adversely affected. The need to comply with the diversification and other requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), may also impact the Fund’s ability to replicate the performance of its Index.

Risks of Cash Transactions. Unlike most other ETFs, the Funds may effect creations and redemptions for cash, rather than in-kind securities. As a result, an investment in a Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Funds may effect redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. Each Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. See “Creation and Redemption of Creation Units” in the Fund’s SAI.

Tax Risk. There is no guarantee that a Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. Each Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. Each Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single security may have a greater impact on a Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Additional Risks

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Short History of an Active Market/No Guarantee of Active Trading Market. Certain Funds are recently organized series of an investment company. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained, especially for recently organized Funds. Van Eck Securities Corporation, the distributor of each Fund’s Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Fluctuation of NAV. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of each Fund’s Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed daily in Creation Units at NAV (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares are not likely to be sustained over the long-term. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

Investment Adviser. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to the Funds (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of each Fund. As of July 31, 2010, the Adviser managed approximately $22.4 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other ETFs, mutual funds, hedge funds, pension plans and other investment accounts. The Adviser’s principal business address is 335 Madison Avenue, 19th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s semi-annual report for the period ended October 31, 2009.

Effective September 1, 2010, pursuant to the Investment Management Agreement, the Adviser is responsible for all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each Fund, each Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.35% (with respect to Market Vectors High-Yield Municipal Index ETF), 0.24% (with respect to Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF and Market Vectors Pre-Refunded Municipal Index ETF) and 0.20% (with respect to Market Vectors Short Municipal Index ETF) of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

Prior to September 1, 2010, for the services provided to each Fund under the Investment Management Agreement, each Fund paid the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.25% (0.50% with respect to Market Vectors High-Yield Municipal Index ETF) for each Fund. From time to time, the Adviser waived all or a portion of its fee. In addition, until at least September 1, 2010, the Adviser had contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% (with respect to Market Vectors High-Yield Municipal Index ETF), 0.24% (with respect to Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF and Market Vectors Pre-Refunded Municipal Index ETF) and 0.20% (with respect to Market Vectors Short Municipal Index ETF) of its average daily net assets per year.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York Mellon is the custodian of each Fund’s assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. As noted in the section entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares,” the Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are James T. Colby III and Michael F. Mazier. Mr. Colby has been employed by the Adviser since September 2007. Prior to joining the Adviser, Mr. Colby served as Senior Portfolio Manager and Director of Municipal High Yield for Lord Abbett as well as Director and Senior Portfolio Manager for Municipal Fixed Income at the John Hancock Funds in Boston. Mr. Colby graduated from Brown University in 1972 with a Bachelor of Arts in Economics and International Relations; and from Hofstra University in 1979 with a Masters of Business Administration in Finance. Mr. Mazier has been employed by the Adviser since August 2007. Prior to joining the Adviser, Mr. Mazier served as a bond analyst in the Fixed Income Research Department of Morgan Stanley. He was also Vice President at Merrill Lynch Global Research Department, where he covered closed-end funds. Mr. Mazier graduated from Syracuse University in 1983 with a Bachelor of Science majoring in Electrical Engineering; graduated from Villanova University in 1986 with a Master of Science in Computer Engineering; and graduated from Columbia Business School in 1990 with a Master of Business Administration. Messrs. Mazier and Colby serve as portfolio managers of five other funds of the Trust. Mr. Mazier also serves as a portfolio manager for certain other investment companies advised by the Adviser. Messrs. Mazier and Colby have served as the portfolio managers of each Fund since its inception. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or it does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s respective Index. This may adversely affect a Fund’s ability to track its respective Index. With respect to securities traded in foreign markets, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Funds are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. Given, however, that Shares can be created and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for very long.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of each Fund (i.e., a fund whose shares are expected to trade intra-day), that each Fund fair values all or a substantial portion of its securities, that the Adviser monitors the trading activity of authorized participants for patterns of abusive trading, and that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a Fund shareholder, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pay out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income from interest on debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.” Dividends paid by the Funds that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Distributions from a Fund’s net investment income (other than net tax exempt income), including any net short term capital gains, if any, are taxable to you as ordinary income. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains.

Net investment income, if any, is typically distributed to shareholders monthly while capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return on your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income at least monthly, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements. Dividends paid by the Funds that are properly designated as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Funds intend to invest their assets in a manner such that a significant portion of their dividend distributions to shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax for noncorporate shareholders. The Market Vectors High-Yield Municipal Index ETF may invest a portion of its assets in certain “private activity bonds,” and as a result, a portion of the exempt-interest dividends paid by it will be an item of tax preference to shareholders subject to the alternative minimum tax. Corporate shareholders should note that income that is generally exempt from the federal alternative minimum tax may in certain situations nonetheless be relevant in determining their federal alternative minimum tax liability, if any. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009). Depending on a shareholder’s state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder.

Distributions from a Fund’s net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, are taxable to you as ordinary income. In general, nontax-exempt distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains, regardless of how long you have held the Shares. Long-term capital gains of noncorporate shareholders are taxable at a maximum rate of 15%. Absent further legislation, the maximum tax

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

rate on long-term capital gains of noncorporate shareholders will return to 20% for taxable years beginning after December 31, 2010.

Exempt-interest dividends from a Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and generally as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less will be disallowed to the extent any exempt-interest dividends were paid with respect to such Shares and any remaining loss is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be further limited. A redemption of a shareholder’s Fund Shares for cash is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

INDEX PROVIDER

The Barclays Capital Municipal Custom High Yield Composite Index, Barclays Capital AMT-Free Intermediate Continuous Municipal Index, Barclays Capital AMT-Free Long Continuous Municipal Index, Barclays Capital Municipal Pre-Refunded—Treasury-Escrowed Index and Barclays Capital AMT-Free Short Continuous Municipal Index are published by Barclays Capital Inc. (the “Index Provider”). The Index Provider does not sponsor, endorse, or promote the Funds and bears no liability with respect to the Funds or any security.

BARCLAYS CAPITAL MUNICIPAL CUSTOM HIGH YIELD COMPOSITE INDEX

The High Yield Index is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated high yield long-term tax-exempt bond market. It is a total return benchmark designed for high quality and tax-efficient investments. The majority of the High Yield Index’s constituents are from the revenue sector, with some constituents being from the general obligation sector. The revenue sector is divided into industry sectors that consist of but may not be limited to electric, health care, transportation, education, water & sewer, resource recovery, leasing and special tax.

The High Yield Index is calculated using a market value weighting methodology. The High Yield Index tracks the high yield municipal bond market with a 75% weight in non-investment grade municipal bonds and a 25% weight in Baa/BBB-rated investment grade municipal bonds. It is comprised of three total return, market size weighted benchmark indexes with weights as follows:

•	50% weight in Muni High Yield/$100 Million Deal Size Index.

—

To be included in the Muni High Yield/$100 Million Deal Size Index, bonds must be unrated or rated Ba1/BB+ or lower by at least two of the following rating agencies if all three rate the bond: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be Ba1/BB+ or lower. Bonds in the Muni High Yield/$100 Million Deal Size Index must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $100 million.

•	25% weight in Muni High Yield/Under $100 Million Deal Size Index.

—

To be included in the Muni High Yield/Under $100 Million Deal Size Index, bonds must be unrated or rated Ba1/BB+ or lower by at least two of the following rating agencies if all three rate the bond: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be Ba1/BB+ or lower. Bonds in the Muni High Yield/Under $100 Million Deal Size Index must have an outstanding par value of at least $3 million and be issued as part of a transaction of under $100 million but over $20 million.

•	25% weight in Muni Baa-Rated/$100 Million Deal Size Index.

—	To be included in the Muni Baa-Rated/$100 Million Deal Size Index, bonds must have a Barclays Capital Index Rating between Baa1/BBB+ and Baa3/BBB-. Barclays Capital Index Rating is based on the three rating agencies, Moody’s, S&P and Fitch. If two of the three agencies rate the bond equivalently, then that rating is used. If all three rate the bond differently, the middle rating is used. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be Baa1/BBB+, Baa2/BBB, or Baa3/BBB-. The bonds must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $100 million. Remarketed issues are not allowed in the benchmark.

All bonds must have a fixed rate, a dated-date after December 31, 1990 and must be at least one year from their maturity date. Taxable municipal bonds, bonds with floating rates and derivatives are excluded from the three indexes.

The composition of the High Yield Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the High Yield Index without a reinvestment return until month end when they are removed from the High Yield Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the High Yield Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The High Yield Index is calculated and is available once a day.

BARCLAYS CAPITAL AMT-FREE INTERMEDIATE CONTINUOUS MUNICIPAL INDEX

The Intermediate Index is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated intermediate term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The Intermediate Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, industrial development/pollution control revenue (“IDR/PCR”), transportation, education, water & sewer, resource recovery, leasing and special tax.

To be included in the Intermediate Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Intermediate Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date within the last five years and have a nominal maturity of 6 to 17 years. The following types of bonds are excluded from the Intermediate Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives. The Intermediate Index is calculated using a market value weighting methodology.

The composition of the Intermediate Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Intermediate Index without a reinvestment return until month end when they are removed from the Intermediate Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Intermediate Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The Intermediate Index is calculated once a day by Barclays Capital.

BARCLAYS CAPITAL AMT-FREE LONG CONTINUOUS MUNICIPAL INDEX

The Long Index is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The Long Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

To be included in the Long Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Long Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date within the last five years and have a nominal maturity of 17 or more years. The following types of bonds are excluded from the Long Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives. The Long Index is calculated using a market value weighting methodology.

The composition of the Long Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Long Index without a reinvestment return until month end when they are removed from the Long Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Long Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The Long Index is calculated once a day by Barclays Capital.

BARCLAYS CAPITAL MUNICIPAL PRE-REFUNDED—TREASURY-ESCROWED INDEX

The Pre-Refunded Index is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The Pre-Refunded Index is comprised of pre-refunded and/or escrowed-to-maturity municipal bonds, provided that the collateral in the escrow account is comprised strictly of obligations of, and carry the full faith and credit of, the U.S. Treasury. To be included in the Pre-Refunded Index, bonds must have an explicit or implicit credit rating of AAA.

The Pre-Refunded Index is calculated using a market value weighting methodology. Potential Pre-Refunded Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million in market value. Each potential Pre-Refunded Index component must be pre-refunded or escrowed-to-maturity, provided that the underlying collateral in the escrow account is comprised strictly of marketable U.S. Treasury securities and/or U.S. Treasury-issued State and Local Government Series (SLGS) securities. In addition, each potential Pre-Refunded Index component must have a fixed rated coupon and be denominated in U.S. dollars. The following types of bonds are excluded from the Pre-Refunded Index: taxable municipal bonds, floating rate bonds, derivatives and remarketed issues.

The composition of the Pre-Refunded Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Pre-Refunded Index without a reinvestment return until month end when they are removed from the Pre-Refunded Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Pre-Refunded Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The Pre-Refunded Index is calculated once a day by Barclays Capital.

BARCLAYS CAPITAL AMT-FREE SHORT CONTINUOUS MUNICIPAL INDEX

The Short Index is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short-term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The Short Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

To be included in the Short Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Short Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date within the last five years and have a nominal maturity of 1 to 6 years. The following types of bonds are excluded from the Short Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives. The Short Index is calculated using a market value weighting methodology.

The composition of the Short Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Short Index without a reinvestment return until month end when they are removed from the Short Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Short Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The Short Index is calculated once a day by Barclays Capital.

LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with the Index Provider to use each of the High Yield Index, Intermediate Index, Long Index, Pre-Refunded Index and Short Index. Each Fund is entitled to use its respective Index pursuant to a sublicensing arrangement with the Adviser.

Barclays Capital and Barclays Capital Inc. are trademarks of the Index Provider and have been licensed for use in connection with the listing and trading of the Funds on NYSE Arca. The Funds are not sponsored by, endorsed, sold or promoted by the Index Provider and the Index Provider makes no representation regarding the advisability of investing in them.

The Adviser acknowledges and expressly agrees that the Funds are not sponsored, endorsed, sold or promoted by the Index Provider, and that the Index Provider makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra day or closing value therefor, or any data included therein or relating thereto, in connection with the trading of any exchange traded fund or option contract on exchange traded funds based thereon or for any other purpose. The Index Provider’s only relationship to the Adviser with respect to the Funds is the licensing of certain trademarks and trade names of the Index Provider and the Indexes that are determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds. The Index Provider has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Index Provider is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Funds. The Index Provider has no obligation or liability in connection with the listing, trading, marketing or administration of the Funds.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY INDEX, ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance since each Fund’s inception. Certain information reflects financial results for a single Fund Share. The total returns in the table represent that rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:
	HIGH-YIELD MUNICIPAL INDEX ETF			INTERMEDIATE MUNICIPAL INDEX ETF#

	For the Year Ended April 30,	For the Period February 4, 2009* through April 30,		For the Year Ended April 30,	For the Year Ended April 30,	For the Period December 4, 2007* through April 30,

	2010	2009		2010	2009	2008
Net Asset Value, Beginning of Period	$26.22	$25.46		$20.77	$20.63	$20.80

Income from Investment Operations:
Net Investment Income	2.08	0.54		0.75	0.76	0.29
Net Realized and Unrealized Gain (Loss) on Investments	4.17	0.55		0.75	0.10	(0.20)

Total from Investment Operations	6.25	1.09		1.50	0.86	0.09

Less:
Dividends from Net Investment Income	(1.85)	(0.33)		(0.76)	(0.72)	(0.26)
Distributions from Net Realized Capital Gains	—	—		— (d)	—	—

Total Dividends and Distributions	(1.85)	(0.33)		(0.76)	(0.72)	(0.26)

Net Asset Value, End of Period	$30.62	$26.22		$21.51	$20.77	$20.63

Total Return (a)	24.47%	4.32	%(c)	7.35%	4.32%	0.43	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000’s)	$159,210	$78,651		$159,179	$51,916	$15,473
Ratio of Gross Expenses to Average Net Assets	0.65%	0.71	%(b)	0.45%	0.70%	1.60	%(b)
Ratio of Net Expenses to Average Net Assets	0.35%	0.35	%(b)	0.23%	0.20%	0.20	%(b)
Ratio of Net Expenses, Excluding Interest Expense, to Average Net Assets	0.35%	0.35	%(b)	0.23%	0.20%	0.20	%(b)
Ratio of Net Investment Income to Average Net Assets	7.45%	9.11	%(b)	3.73%	3.97%	3.53	%(b)
Portfolio Turnover Rate	19%	0%		22%	11%	0%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)	Annualized.

(c)	Not annualized.

(d)	Amount represents less than $0.005 per share

*	Commencement of operations.

#	On October 24, 2008, each Fund effected a stock split as described in the Notes to Financial Statements. Per share data prior to this date has been adjusted to give effect to the stock split.

FINANCIAL HIGHLIGHTS (continued)

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:
	LONG MUNICIPAL INDEX ETF#				PRE-REFUNDED MUNICIPAL INDEX ETF

	For the Year Ended April 30,	For the Year Ended April 30,	For the Period January 2, 2008* through April 30,		For the Year Ended April 30,	For the Period February 2, 2009* through April 30,

	2010	2009	2008		2010	2009
Net Asset Value, Beginning of Period	$17.28	$19.31	$20.00		$24.73	$24.76

Income from Investment Operations:
Net Investment Income	0.83	0.86	0.24		0.35	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.23	(2.07)	(0.72)		0.24	(0.05)

Total from Investment Operations	2.06	(1.21)	(0.48)		0.59	0.01

Less:
Dividends from Net Investment Income	(0.85)	(0.82)	(0.21)		(0.34)	(0.04)
Distributions from Net Realized Capital Gains	—	—	—		—	—

Total Dividends and Distributions	(0.85)	(0.82)	(0.21)		(0.34)	(0.04)

Net Asset Value, End of Period	$18.49	$17.28	$19.31		$24.98	$24.73

Total Return (a)	12.20%	(6.24)%	(2.42	)%(c)	2.38%	0.06	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000’s)	$52,711	$30,247	$24,142		$39,965	$19,785
Ratio of Gross Expenses to Average Net Assets	0.64%	0.78%	1.47	%(b)	0.67%	1.26	%(b)
Ratio of Net Expenses to Average Net Assets	0.25%	0.24%	0.24	%(b)	0.24%	0.24	%(b)
Ratio of Net Expenses, Excluding Interest Expense, to Average Net Assets	0.24%	0.24%	0.24	%(b)	0.24%	0.24	%(b)
Ratio of Net Investment Income to Average Net Assets	4.78%	5.15%	4.48	%(b)	1.44%	1.29	%(b)
Portfolio Turnover Rate	20%	44%	0%		8%	0%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)	Annualized.

(c)	Not annualized.

(d)	Amount represents less than $0.005 per share

*	Commencement of operations.

#	On October 24, 2008, each Fund effected a stock split as described in the Notes to Financial Statements. Per share data prior to this date has been adjusted to give effect to the stock split.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:
	SHORT MUNICIPAL INDEX ETF#

	For the Year Ended April 30,	For the Year Ended April 30,	For the Period February 22, 2008* through April 30,

	2010	2009	2008
Net Asset Value, Beginning of Period	$16.93	$16.47	$16.53

Income from Investment Operations:
Net Investment Income	0.39	0.43	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.39	0.46	(0.07)

Total from Investment Operations	0.78	0.89	0.01

Less:
Dividends from Net Investment Income	(0.39)	(0.43)	(0.07)
Distributions from Net Realized Capital Gains	—	—	—

Total Dividends and Distributions	(0.39)	(0.43)	(0.07)

Net Asset Value, End of Period	$17.32	$16.93	$16.47

Total Return (a)	4.64%	5.50%	0.07	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000’s)	$89,222	$24,543	$4,942
Ratio of Gross Expenses to Average Net Assets	0.55%	1.11%	5.85	%(b)
Ratio of Net Expenses to Average Net Assets	0.20%	0.16%	0.16	%(b)
Ratio of Net Expenses, Excluding Interest Expense, to Average Net Assets	0.19%	0.16%	0.16	%(b)
Ratio of Net Investment Income to Average Net Assets	2.31%	2.88%	2.70	%(b)
Portfolio Turnover Rate	43%	20%	55%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)	Annualized.

(c)	Not annualized.

(d)	Amount represents less than $0.005 per share

*	Commencement of operations.

#	On October 24, 2008, each Fund effected a stock split as described in the Notes to Financial Statements. Per share data prior to this date has been adjusted to give effect to the stock split.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of a Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at vaneck.com/etf.

GENERAL INFORMATION

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Other Information

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ distributor, at 335 Madison Avenue, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Funds in writing to 335 Madison Avenue, 19th Floor, New York, New York 10017 or by calling 1.888.MKT.VCTR (658-8287).

The Funds’ SAI is available at vaneck.com/etf.

(Investment Company Act file no. 811-10325)

For more detailed information about the Funds, see the SAI dated September 1, 2010, which is incorporated by reference into this Prospectus. Additional information about the Funds’ investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call Van Eck at 888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports, when available, by visiting the Van Eck website at vaneck.com/etf.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon
SEC Registration Number: 333-123257
1940 Act Registration Number: 811-10325

MUNIPRO

MARKET VECTORS ETF TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated September 1, 2010

          This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated September 1, 2010 (the “Prospectus”) for the Market Vectors ETF Trust (the “Trust”), relating to the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker

Market Vectors High-Yield Municipal Index ETF	NYSE Arca, Inc.	HYD
Market Vectors Intermediate Municipal Index ETF	NYSE Arca, Inc.	ITM
Market Vectors Long Municipal Index ETF	NYSE Arca, Inc.	MLN
Market Vectors Pre-Refunded Municipal Index ETF	NYSE Arca, Inc.	PRB
Market Vectors Short Municipal Index ETF	NYSE Arca, Inc.	SMB

          A copy of the Prospectus may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders for the fiscal year ended April 30, 2010 and filed electronically with the Securities and Exchange Commission (the “SEC”), are incorporated by reference and made part of this SAI.

- i -

- ii -

GENERAL DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company. The Trust currently consists of 36 investment portfolios. This SAI relates to five investment portfolios, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF (each, a “Fund” and, together, the “Funds”). The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”

          The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units and for cash and/or in-kind for securities generally included in each Fund’s Index (defined herein). The Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit consists of 100,000 Shares of a Fund.

          In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

INVESTMENT POLICIES AND RESTRICTIONS

Municipal Securities

          The Funds invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which each Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, each Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

Repurchase Agreements

          The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

          In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options

          Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Bond index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the bond index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that Van Eck Associates Corporation (the “Adviser”) believes to be representative of each Fund’s respective benchmark index (each, an “Index”).

          An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

          Although futures contracts (other than cash settled futures contracts including most bond index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

          Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

          The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components. Liquid futures contracts are not currently available for the Index of each Fund.

          Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

          The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what it would have incurred through direct investment in stocks.

          Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

          Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

          Except as otherwise specified in the Funds’ Prospectus or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from “leveraging” its securities holdings. When a Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position, as part of a complex stock replication strategy the Fund will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swaps

          Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

          The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay. Each Fund intends to utilize swap agreements in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

Warrants and Subscription Rights

          Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards

          A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

          The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

Convertibles Securities

          A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Structured Notes

          A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes

          Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through the use of P-Notes.

          Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities becomes more difficult and the Adviser’s judgment in the application of fair value procedures (through fair value procedures adopted by the Trustees) may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Future Developments

          The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Funds, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser.

Investment Restrictions

          The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.

Each Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

Each Fund may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

5.

Each Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.

Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

7.

Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

8.

Each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          In addition, each Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

          In addition to the investment restrictions and policy adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1.

Invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund’s net assets would be invested in such securities.

2.	Make short sales of securities.

3.

Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

4.

Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

5.

Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

          As long as the aforementioned investment restrictions are complied with, each Fund may invest its remaining assets in money market instruments or funds which reinvest exclusively in money market instruments, in municipal bonds that are in the relevant market but not the Fund’s respective Index, and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential bond market declines.

SPECIAL CONSIDERATIONS AND RISKS

          A discussion of the risks associated with an investment in each Fund is contained in the Funds’ Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

General

          Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of municipal securities generally and other factors.

          An investment in each Fund should also be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

          The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its respective Index.

          An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. In addition, each Fund’s use of a representative sampling approach may cause a Fund to not be as well correlated with the return of its respective Index as would be the case if the Fund purchased all of the securities in its respective Index in the proportions represented in such Index. The risk of non-correlation may be higher than other exchange-traded funds which utilize a sampling approach to the extent that a Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising its respective Index, but which are not included in such Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of each Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Municipal Securities Risk

          The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for each Fund to value accurately than securities of public corporations. Since each Fund invests a significant portion of its portfolio in municipal securities, each Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

          Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

          Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

          Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Available information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Lease Obligations Risk

          Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “nonappropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Tobacco Bond Risk

          Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

Education Bond Risk

          In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities Bond Risk

          The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases; and (f) the effects of opposition to nuclear power.

Housing Bond Risk

          Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.

Transportation Bond Risk

          Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer Bond Risk

          Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Tax Risks

          As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

          There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal Market Disruption Risk

          The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the Trustees would reevaluate the Fund’s investment objective and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.

U.S. Federal Tax Treatment of Futures Contracts

          The Funds may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Funds may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Funds.

          In order for the Funds to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of their gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Funds’ business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          The Funds distribute to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of a Fund’s fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.

EXCHANGE LISTING AND TRADING

          A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

          The Shares of each Fund are traded in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of each Fund’s respective

Index or portfolio of securities on which a Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.

          As in the case of other securities traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

          In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of the Fund on a per Share basis, an updated Intra-Day Optimized Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B Intra-Day Optimized Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities. The Funds are not involved in or responsible for the calculation or dissemination of the Intra-Day Optimized Portfolio Value and make no warranty as to the accuracy of the Intra-Day Optimized Portfolio Value.

          The Intra-Day Optimized Portfolio Value has a net other assets value component, each of which are summed and divided by the total estimated Fund Shares outstanding, including Shares expected to be issued by each Fund on that day, to arrive at an Intra-Day Optimized Portfolio Value. The net other assets value component consists of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

          The Board of the Trust consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

          The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president, chief executive officer and board member of SmartBrief Inc., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including the Adviser, Van Eck Securities Corporation, and Van Eck Absolute Return Advisers Corporation. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee

David H. Chow, 52*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (strategy consulting firm), March 1999 to present.	36	Director, Forward Management, LLC; Director, ReFlow Management Co., LLC; Trustee, Berea College of Kentucky.

R. Alastair Short, 57*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	44	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger, 51*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	44	None.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee

Jan F. van Eck, 46[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, Executive Vice President and Owner of the Adviser, Van Eck Associates Corporation; Director and Executive Vice President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	36	None.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

          The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Russell G. Brennan, 45	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 50	Vice President	Since 2006	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 53	Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of VESC and VEARA (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Susan C. Lashley, 55	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 54	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and of VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC; Treasurer (April 2005 – December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 30	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 62	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 36	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 55	Senior Vice President and Chief Financial Officer	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Officer of other investment companies advised by the Adviser.

Derek S. van Eck, 45[3]	Executive Vice President	Since 2006

Director, Executive Vice President, Chief Investment Officer and Principal of the Adviser; Director and Executive Vice President VESC and VEARA; President and Chief Executive Officer of the Van Eck Funds and Van Eck VIP Trust; Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
3	Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

          The Board of the Trust met four times during the fiscal year ended April 30, 2010.

          The Board has an Audit Committee consisting of three Trustees who are Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended April 30, 2010.

          The Board also has a Nominating and Corporate Governance Committee consisting of three Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board. The Nominating and Corporate Governance Committee met one time during the fiscal year ended April 30, 2010.

          The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

          As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

          The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

          The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund.

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Market Vectors High-Yield Municipal Index ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Intermediate Municipal Index ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Long Municipal Index ETF (As of December 31, 2009)

David H. Chow	None	None	None
R. Alastair Short	None	None	None
Richard D. Stamberger	None	None	None
Jan F. van Eck	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Pre-Refunded Municipal Index ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Short Municipal Index ETF (As of December 31, 2009)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2009)

David H. Chow	None	None	Over $100,000
R. Alastair Short	None	None	$10,001 – $50,000
Richard D. Stamberger	None	None	Over $100,000
Jan F. van Eck	None	None	Over $100,000

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees

          Effective January 1, 2010, the Trust pays each Independent Trustee an annual retainer of $40,000, a per meeting fee of $15,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $7,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $42,875, the Chairman of the Audit Committee an annual retainer of $18,375 and the Chairman of the Governance Committee an annual retainer of $12,250. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          Prior to January 1, 2010, the Trust paid each Independent Trustee an annual retainer of $20,000, a per meeting fee of $10,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $5,000 for telephonic meetings. The Trust paid the Chairman of the Board an annual retainer of $15,000, the Chairman of the Audit Committee an annual retainer of $10,000 and the Chairman of the Governance Committee an annual retainer of $7,500.

          The table below shows the compensation paid to the Trustees by the Trust for the calendar year ended December 31, 2009. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee(2)

David H. Chow	$95,000	$95,000	N/A	N/A	$95,000
R. Alastair Short	$90,000	$0	N/A	N/A	$162,500
Richard D. Stamberger	$87,500	$21,875	N/A	N/A	$170,000
Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck VIP Trust and the Trust.
(2)	Because the funds of the Fund Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.
(3)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE

          Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

          The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Q is available through the Funds’ website, at www.vaneck.com or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017.

CODE OF ETHICS

          The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund on the day that the Personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Funds. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

          The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at www.vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

MANAGEMENT

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Management of the Funds.”

Investment Adviser

          Van Eck Associates Corporation acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

          The Adviser serves as investment adviser to the Funds pursuant to the Investment Management Agreement between the Trust and the Adviser. Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

          Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

          Compensation. Effective September 1, 2010, pursuant to the Investment Management Agreement, the Adviser is responsible for all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each Fund, each Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.35% (with respect to Market Vectors High-Yield Municipal Index ETF), 0.24% (with respect to Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF and Market Vectors Pre-Refunded Municipal Index ETF) and 0.20% (with respect to Market Vectors Short Municipal Index ETF) of its average daily net assets. Offering costs excluded from the annual unitary management are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

          Prior to September 1, 2010, for the services provided to each Fund under the Investment Management Agreement, each Fund paid the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.25% (0.50% with respect to Market Vectors High-Yield Municipal Index ETF) for each Fund. From time to time, the Adviser waived all or a portion of its fee. In addition, until at least September 1, 2010, the Adviser had contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% (with respect to Market Vectors High-Yield Municipal Index ETF), 0.24% (with respect to Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index

ETF and Market Vectors Pre-Refunded Municipal Index ETF) and 0.20% (with respect to Market Vectors Short Municipal Index ETF) of its average daily net assets per year.

          The management fees paid by each Fund and the expenses waived or assumed by the Adviser during the Funds’ fiscal years ended April 31, 2008, 2009 and 2010, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

	Management Fees Paid During the Fiscal Year Ended April 30,			Expenses Waived or Assumed by the Adviser During the Fiscal Year Ended April 30,			Date of Commencement of Operations of the Fund

Fund	2008	2009	2010	2008	2009	2010

Market Vectors High-Yield Municipal Index ETF	N/A	$89,566	$533,758	N/A	$62,250	$320,733	02/04/09
Market Vectors Intermediate Municipal Index ETF	$10,666	$76,328	$231,513	$60,004	$153,776	$200,117	12/04/07
Market Vectors Long Municipal Index ETF	$11,294	$62,413	$97,374	$56,497	$135,295	$150,221	01/02/08
Market Vectors Pre-Refunded Municipal Index ETF	N/A	$8,435	$78,410	N/A	$34,854	$134,101	02/02/09
Market Vectors Short Municipal Index ETF	$2,199	$29,103	$134,148	$50,031	$110,707	$187,963	02/22/08

          Term. The Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Investment Management Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Administrator

          Van Eck Associates Corporation also serves as administrator for the Trust pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

          The Bank of New York Mellon (“The Bank of New York”), located at 101 Barclay Street, New York, NY, 10286, serves as custodian for the Funds pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Funds’ assets. The Bank of New York serves as the Funds’ transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by the Adviser for its out-of-pocket expenses. In addition,

The Bank of New York provides various accounting services to each of the Funds pursuant to a fund accounting agreement.

The Distributor

          Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 335 Madison Avenue, New York, New York 10017 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

          The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

          The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days’ written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Other Accounts Managed by the Portfolio Managers

          As of April 30, 2010, in addition to six funds of the Trust, Messrs. Colby and Mazier did not manage any other registered investment companies, pooled investment vehicles or other accounts.

          Although the funds in the Trust that are managed by Messrs. Colby and Mazier may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. Colby and Mazier or the Adviser.

Portfolio Manager Compensation

          The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

          As of April 30, 2010, Messrs. Colby and Mazier did not beneficially own any Shares of the Funds.

BROKERAGE TRANSACTIONS

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          The aggregate brokerage commissions paid by each Fund during the Fund’s fiscal years ended April 31, 2008, 2009 and 2010, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

	Brokerage Commissions Paid During the Fiscal Year Ended April 30,					Date of Commencement of Operations of the Fund

Fund	2008		2009		2010

Market Vectors High-Yield Municipal Index ETF		N/A	$	―	$—	02/04/09
Market Vectors Intermediate Municipal Index ETF	$	―	$	―	$—	12/04/07
Market Vectors Long Municipal Index ETF	$	―	$	―	$—	01/02/08
Market Vectors Pre-Refunded Municipal Index ETF		N/A	$	―	$—	02/02/09
Market Vectors Short Municipal Index ETF	$	―	$	―	$—	02/22/08

BOOK ENTRY ONLY SYSTEM

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

          The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

          DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

          Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

          Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

          Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

          The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

          DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

          The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

          A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

          The consideration for a purchase of Creation Units consists of cash and/or the in-kind deposit of a designated portfolio of fixed income securities (the “Deposit Securities”) that comprise the Fund’s Index and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The specified Deposit Securities generally will correspond, pro rata, to the extent practicable, to the component securities of a Fund. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next exdividend date.

          The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required principal amounts of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

          The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Index or resulting from stock splits and other corporate actions.

          Pursuant to a patent pending process, and subject to the receipt of appropriate regulatory relief, the Funds may in the future divide the daily list of Deposit Securities into different “categories,” based on various risk and return characteristics that may include (but not be limited to): (1) credit rating; (2) sector (e.g., revenue, prerefunded or insured bonds); (3) issuer (or state of issuer); (4) call date; (5) maturity; and (6) coupon yield. With respect to each category, an Authorized Participant (as defined below) would be required, pursuant to rules established by the Fund, to contribute one bond from each category in-kind as a Deposit Security in a Portfolio Deposit. There is no assurance that such relief will be granted.

          Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Index or resulting from stock splits and other corporate actions.

          In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

          To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

          All orders to create Creation Units must be placed in multiples of 100,000 Shares (i.e., a Creation Unit). All orders to create Creation Units must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Funds as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

          Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

          Orders to create Creation Units of the Funds shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

          Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See the “Creation Transaction Fee” section below.)

Placement of Creation Orders

          Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Funds need not be a Participating Party, but such orders must state that the creation of Creation Units will be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 4:00 p.m. Eastern time, on the Settlement Date. The “Settlement Date” for each Fund is generally the third Business Day following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 4:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Acceptance of Creation Order

          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Funds; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

          All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

          A fixed creation transaction fee of $500 payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.). A Fund may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

          Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See with respect to each Fund the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds” in the Prospectus.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The Fund Securities generally will correspond, pro rata, to the extent practicable, to the component securities of a Fund.

          As with respect to the purchase of Creation Units, pursuant to a patent pending process, the Funds may, in the future, subject to the receipt of appropriate regulatory relief, divide the daily list of Fund Securities into different “categories,” based on similar criteria set forth above regarding the division of each Fund’s Deposit Securities into categories. In determining the Fund Securities and the order in which they are listed within each category, the Adviser would seek to construct a redemption basket that will reflect the general characteristics of the Fund’s portfolio. Upon each request for a redemption of Creation Units, the Custodian, acting on behalf of the Adviser, would allocate the first bond on the list from each category (as of the time such redemption request is received by the Transfer Agent) to such redeemer to receive in-kind. There is no assurance that such relief will be granted.

          The redemption proceeds for a Creation Unit consist of cash and/or Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. The redemption transaction fee of $500 is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee

          The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required) may also be imposed to compensate the Funds for the costs associated with selling the applicable securities. The Funds may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Placement of Redemption Orders

          Orders to redeem Creation Units of the Funds must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected need not be a Participating Party, but such orders must state that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

          After the Administrator has deemed an order for redemption received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Determination of NAV.”

          The NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open.

          The values of each Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or it does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s respective Index. This may adversely affect a Fund’s ability to track its respective Index. With respect to securities traded in foreign markets, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

          The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Distributions.”

General Policies

          Dividends from net investment income, if any, are declared and paid at least monthly by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that each Fund will distribute virtually all of its net income (interest less expenses) monthly while capital gains distributions will generally occur annually in December. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

          Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

          No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

          The following table sets forth the name, address and percentage of ownership of each shareholder who is known by the Trust to own, of record or beneficially, 5% or more of the outstanding equity securities of each Fund as of July 30, 2010:

Market Vectors High-Yield Municipal Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco CA 94104	13.57%
Merrill Lynch Co., Inc. 101 Hudson Street, Jersey City NJ 07302	5.78%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City NJ 07311	6.43%
Pershing LLC One Pershing Plaza, Jersey City NJ 07399	5.31%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha NE 68127	5.48%
UBS Financial Services 1000 Harbor Boulevard, Weehawken NJ 07086	8.04%
National Financial Services Corporation 200 Liberty Street, New York NY 10281	11.13%
Citigroup Global Markets, Inc. 388 Greenwich Street, New York NY 10013	8.09%
First Clearing, LLC Riverfront Plaza, 901 East Byrd Street, Richmond VA 23219	13.57%

Market Vectors Intermediate Municipal Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco CA 94104	11.65%
Pershing LLC One Pershing Plaza, Jersey City NJ 07399	7.54%
Merrill Lynch Co., Inc. 101 Hudson Street, Jersey City NJ 07302	14.17%
National Financial Services Corporation 200 Liberty Street, New York NY 10281	7.07%
First Clearing, LLC Riverfront Plaza, 901 East Byrd Street, Richmond VA 23219	20.15%
UBS Financial Services 1000 Harbor Boulevard, Weehawken NJ 07086	7.01%

Market Vectors Long Municipal Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

UBS Financial Services 1000 Harbor Boulevard, Weehawken NJ 07086	8.87%
Citigroup Global Markets, Inc. 388 Greenwich Street, New York NY 10013	8.69%
First Clearing, LLC Riverfront Plaza, 901 East Byrd Street, Richmond VA 23219	13.63%
Merrill Lynch Co., Inc. 101 Hudson Street, Jersey City NJ 07302	23.94%
National Financial Services Corporation 200 Liberty Street, New York NY 10281	8.52%

Market Vectors Pre-Refunded Municipal Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

First Clearing, LLC Riverfront Plaza, 901 East Byrd Street, Richmond VA 23219	14.27%
Pershing LLC One Pershing Plaza, Jersey City NJ 07399	5.82%
ABN AMRO Clearing Chicago LLC/Retail 175 West Jackson Boulevard, Chicago IL 60604	8.24%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco CA 94104	17.39%
National Financial Services Corporation 200 Liberty Street, New York NY 10281	13.38%
LPL Financial Corporation 9785 Town Centre Drive, San Diego CA 92121	6.40%
Merrill Lynch Co., Inc. 101 Hudson Street, Jersey City NJ 07302	7.39%

Market Vectors Short Municipal Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Merrill Lynch Co., Inc. 101 Hudson Street, Jersey City NJ 07302	7.09%
National Financial Services Corporation 200 Liberty Street, New York NY 10281	12.02%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco CA 94104	10.68%
Citigroup Global Markets, Inc. 388 Greenwich Street, New York NY 10013	9.17%
Pershing LLC One Pershing Plaza, Jersey City NJ 07399	7.76%
First Clearing, LLC Riverfront Plaza, 901 East Byrd Street, Richmond VA 23219	17.24%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City NJ 07311	8.10%

TAXES

          The following information also supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Tax Information.”

          Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Code. As a RIC each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

          Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

          As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

          Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, tax-exempt income and the amount of distributions received from capital gains.

          In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011.

          Special tax rules may change the normal treatment of gains and losses recognized by a Fund if and when a Fund invests in structured notes, swaps, options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for U.S. federal income tax purposes. The application of these special rules would therefore also affect the timing and character of distributions made by a Fund. See “U.S. Federal Tax Treatment of Futures Contracts” for certain federal income tax rules regarding futures contracts.

          If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are state, municipal and other bonds that pay interest that is exempt from federal income tax, the RIC may designate a portion of its dividends as exempt-interest dividends. The Funds expect to be eligible to make such designations with respect to a substantial amount of the income it receives. The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder’s state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any Share of the Funds and if the Share is held by the shareholder for six months or less, then any loss on the sale or exchange of the Share may, to the extent of the exempt-interest dividends, be disallowed, In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.

          Shares of the Funds generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of a Fund’s dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.

          Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.

          A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares (or substantially identical shares) are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

          Certain Funds may invest a portion of their assets in certain “private activity bonds.” As a result, a portion of the exempt-interest dividends paid by the Funds will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the “adjusted current earnings” of the corporation exceeds its alternative minimum taxable income. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).

          Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds’ disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

          A Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

          Distributions reinvested in additional Fund Shares through the means of the service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

          Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, withholding tax generally will not apply to any income realized by a non-U.S. shareholder in respect of any distributions of exempt-interest dividends. Furthermore, for taxable years beginning before January 1, 2010 (or a later date if extended by the U.S. Congress), the Funds may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” (to the extent the Fund pays a dividend related to interest that is not already exempt from U.S. federal income taxes as discussed in the preceding sentence) or a “short-term capital gain dividend.” An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short-term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The Funds do not expect to pay significant amounts of interest-related dividends or short-term capital gains dividends. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

          Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28% and is currently scheduled to increase to 31% after 2010. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

          The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

          Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

          The Trust currently is comprised of 36 investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

          Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

          Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

          Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

          The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

          Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

FINANCIAL STATEMENTS

          The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders for the fiscal year ended April 30, 2010 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report for the Funds at no charge by calling 1.888.MKT.VCTR (658-8287) during normal business hours.

LICENSE AGREEMENT AND DISCLAIMERS

          The information contained herein regarding the Barclays Capital Municipal Custom High Yield Composite Index, Barclays Capital AMT-Free Intermediate Continuous Municipal Index, Barclays Capital AMT-Free Long Continuous Municipal Index, Barclays Capital Municipal Pre-Refunded–Treasury-Escrowed Index and Barclays Capital AMT-Free Short Continuous Municipal Index (collectively, the “Indexes”) was provided by Barclays Capital Inc. (“Licensor”), while the information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

          Barclays Capital and Barclays Capital Inc. are trademarks of the Licensor and have been licensed for use in connection with the listing and trading of the Funds on NYSE Arca, Inc. The Funds are not sponsored by, endorsed, sold or promoted by the Licensor and Licensor makes no representation regarding the advisability of investing in them.

          The Adviser acknowledges and expressly agrees that the Funds are not sponsored, endorsed, sold or promoted by Licensor, and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefor, or any data included therein or relating thereto, in connection with the trading of any exchange traded fund or option contract on exchange traded funds based thereon or for any other purpose. Licensor’s only relationship to the Adviser with respect to the Funds is the licensing of certain trademarks and trade names of Licensor and the Indexes that are determined, composed and calculated by Licensor without regard to the Adviser or the Funds. Licensor has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Indexes. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Funds. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Funds.

          LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTR-ADAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.

APPENDIX A

VAN ECK GLOBAL PROXY VOTING POLICIES

INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the “Commission”) adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients’ securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

Resolving Material Conflicts Of Interest

•

A “material conflict” means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, “Adviser”), or an “affiliated person” of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

•	Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used);

Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

Reasonable Research Efforts

When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

Voting Client Proxies

•

The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to a foreign country to vote the security in person).

•	The portfolio manager or analyst covering the security is responsible for making voting decisions.

•	Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

Client Inquiries

All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to Portfolio Administration.

DISCLOSURE TO CLIENTS

•	Notification of Availability of Information Client Brochure.

The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually.

The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

•	Availability of Proxy Voting Information at the client’s request or if the information is not available on VEAC’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

•	VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

	-	proxy statements received;

	-	identifying number for the portfolio security;

	-	shareholder meeting date;

		-	brief identification of the matter voted on;

		-	whether the vote was cast on the matter and how the vote was cast;

		-	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

		-	records of written client requests for information on how VEAC voted proxies on behalf of the client;

		-	a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

		-	any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

•

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

•

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

•

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Proxy Voting Guidelines

I.	General Information

Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II.	Officers and Directors

	A.	The Board of Directors

Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining factors such as:

•	long-term corporate performance record relative to a market index;

•	composition of board and key board committees;

•	nominee’s investment in the company;

•	whether a retired CEO sits on the board; and

•	whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

•	corporate governance provisions and takeover activity;

•	board decisions regarding executive pay;

•	director compensation;

•	number of other board seats held by nominee; and

•	interlocking directorships.

B.	Chairman and CEO are the Same Person

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.	Majority of Independent Directors

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.	Stock Ownership Requirements

Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

F.	Director and Officer Indemnification and Liability Protection

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director’s legal expenses would be covered.

G.	Director Nominees in Contested Elections

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

H.	Board Structure: Staggered vs. Annual Elections

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

I.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

J.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.	Proxy Contests

	A.	Reimburse Proxy Solicitation Expenses

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.	Auditors

	B.	Ratifying Auditors

Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.	Shareholder Voting and Control Issues

	A.	Cumulative Voting

Generally, vote against proposals to eliminate cumulative voting.

Generally, vote for proposals to permit cumulative voting.

B.	Shareholder Ability to Call Special Meetings

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.	Shareholder Ability to Act by Written Consent

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

D.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Vote on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

E.	Fair Price Provision

Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested Shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F.	Greenmail

Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

G.	Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

H.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

I.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

J.	White Knight Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

K.	Confidential Voting

Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

L.	Equal Access

Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

M.	Bundled Proposals

Generally, vote on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

N.	Shareholder Advisory Committees

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.	Capital Structure

	A.	Common Stock Authorization

Vote on a case-by-case basis proposals to increase the number of Shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess Shares is presented by the company.

B.	Stock Distributions: Splits and Dividends

Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the split.

C.	Reverse Stock Splits

Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the reverse split.

D.	Blank Check Preferred Authorization

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred Shares.

E.	Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those Shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjust Par Value of Common Stock

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

G.	Preemptive Rights

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.	Debt Restructurings

Vote on a case-by-case basis proposals to increase common and/or preferred Shares and to issue Shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change In Control - Will the transaction result in a change in control of the company?

•	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	Executive Compensation

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII.	Compensation Proposals

	A.	Amendments That Place a Cap on Annual Grants

Vote for plans that place a cap on the annual grants any one participant may receive.

	B.	Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features.

	C.	Amendments to Added Performance-Based Goals

Generally, vote for amendments to add performance goals to existing compensation plans.

	D.	Amendments to Increase Shares and Retain Tax Deductions

Vote on amendments to existing plans to increase Shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

	E.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

	F.	Shareholder Proposals to Limit Executive Pay

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

	G.	Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

	H.	Employee Stock Ownership Plans (ESOPS)

Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized Shares for existing ESOPs, except in cases when the number of Shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding Shares).

	I.	401(k) Employee Benefit Plans

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.	State Of Incorporation

	A.	Voting on State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

	B.	Voting on Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company’s state of incorporation.

X.	Mergers and Corporate Restructurings

	A.	Mergers and Acquisitions

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

	•	anticipated financial and operating benefits;

	•	offer price (cost vs. premium);

	•	prospects of the combined companies;

	•	how the deal was negotiated; and

	•	changes in corporate governance and their impact on shareholder rights.

	B.	Corporate Restructuring

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

	C.	Spin-Offs

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

	D.	Asset Sales

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

	E.	Liquidations

Vote on a case-by-case basis proposals related to liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

	F.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

	G.	Changing Corporate Name

Vote on a case-by-case basis proposal to change the corporate name.

XI.	Mutual Fund Proxies

	A.	Election of Trustees

Vote on trustee nominees on a case-by-case basis.

B.	Investment Advisory Agreement

Vote on investment advisory agreements on a case-by-case basis.

C.	Fundamental Investment Restrictions

Vote on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D.	Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

XII.	Social and Environmental Issues

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	the percentage of sales, assets and earnings affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company—specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	whether the subject of the proposal is best left to the discretion of the board.

[LOGO]	September 1, 2010

California Long Municipal Index ETF (MCC)

Massachusetts Municipal Index ETF (MMX)

New Jersey Municipal Index ETF (MNJ)

New York Long Municipal Index ETF (TFN)

Ohio Municipal Index ETF (OHF)

Pennsylvania Municipal Index ETF (PAM)

Principal U.S. Listing Exchange for each Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares of the Funds (“Shares”) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. Such Shares in the Funds involve investment risks, including the loss of principal.

[LOGO]

- i -

SUMMARY INFORMATION

MARKET VECTORS CALIFORNIA LONG MUNICIPAL INDEX ETF

Investment Objective

Market Vectors California Long Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital AMT-Free California Long Municipal Index (the “California Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Shareholder Fees (fees paid directly from your investment)	None
Management Fee	0.25%
Other Expenses(a) (b)	0.00%

Total Annual Fund Operating Expenses(a)	0.25%

(a)

The Investment Management Agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

(b)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$ 26
3	$ 80

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover figures are available.

Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the California Index. The California Index is comprised of publicly traded California municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, index and other policies without shareholder approval, except as otherwise indicated.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the California Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the California Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the California Index, the Fund does not purchase all of the securities in the California Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the California Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the California Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the California Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Call Risk. The Fund may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

California Specific Risk. Investors will be exposed to risks associated with the unique aspects of the State of California’s economy, political system and government financing structures. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. The deterioration of California’s fiscal situation as a result of the recent economic downturn increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and the Fund’s net asset value (“NAV”), will experience greater volatility. In addition, further downgrades of California’s general obligation bond rating could result in a reduction in the market value of the California municipal securities held by the Fund, which could negatively impact the Fund’s NAV and/or the distributions paid by the Fund. Future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of issuers of California municipal securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the municipal securities market, general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the California Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the California Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the California Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the California Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the California Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the California Index as would be the case if the Fund purchased all of the securities in the California Index in the proportions represented in the California Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the California Index, the Fund’s return may deviate significantly from the return of the California Index.

Risks of Cash Transactions. Unlike most other exchange-traded funds (“ETFs”), the Fund expects to effect creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries or geographic region to the extent the California Index concentrates in a particular sector or sectors or industry or group of industries or geographic region. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

Performance

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at vaneck.com/etf.

Portfolio Management

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	Since inception

Michael F. Mazier	Portfolio Manager	Since inception

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 25 of this Prospectus.

MARKET VECTORS MASSACHUSETTS MUNICIPAL INDEX ETF

Investment Objective

Market Vectors Massachusetts Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital AMT-Free Massachusetts Municipal Index (the “Massachusetts Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Shareholder Fees (fees paid directly from your investment)	None
Management Fee	0.25%
Other Expenses(a) (b)	0.00%

Total Annual Fund Operating Expenses(a)	0.25%

(a)

The Investment Management Agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

(b)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$ 26
3	$ 80

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover figures are available.

Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Massachusetts Index. The Massachusetts Index is comprised of publicly traded Massachusetts municipal bonds that cover the U.S. dollar denominated tax-exempt bond market. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, index and other policies without shareholder approval, except as otherwise indicated.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Massachusetts Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Massachusetts Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the Massachusetts Index, the Fund does not purchase all of the securities in the Massachusetts Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Massachusetts Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Massachusetts Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Massachusetts Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Call Risk. The Fund may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Massachusetts Specific Risk. The Fund concentrates its investments in Massachusetts municipal bonds and, therefore, may be significantly impacted by political, economic or regulatory developments that affect issuers in Massachusetts and their ability to pay principal and interest on their obligations. Massachusetts is a densely populated state with a well educated population, comparatively high income levels and a relatively diversified economy. In April 2006, Massachusetts passed legislation essentially mandating healthcare insurance for all residents. Those residents unable to secure insurance on their own will have their premiums subsidized by the Commonwealth. Firms with more than 10 workers will be required to provide insurance to their employees or pay a fee to the Commonwealth. It is unknown at this time whether this new legislation will ultimately reduce or increase healthcare costs to the Commonwealth and its employers. Though impacted more severely than most states during the recent recession, the Commonwealth has taken steps to improve its financial profile on an ongoing basis. Changes in the way school construction and the Massachusetts Bay Transportation Authority are funded should create more budgetary certainty. The Commonwealth’s Budget Stabilization Fund ended fiscal year 2007 with a balance of $2.3 billion. The Budget Stabilization Fund is projected to remain at $2.1 billion at the end of fiscal year 2008.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the municipal securities market, general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Massachusetts Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Massachusetts Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Massachusetts Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Massachusetts Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Massachusetts Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Massachusetts Index as would be the case if the Fund purchased all of the securities in the Massachusetts Index in the proportions represented in the Massachusetts Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Massachusetts Index, the Fund’s return may deviate significantly from the return of the Massachusetts Index.

Risks of Cash Transactions. Unlike most other ETFs, the Fund expects to effect creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries or geographic region to the extent the Massachusetts Index concentrates in a particular sector or sectors or industry or group of industries or geographic region. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

Performance

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at vaneck.com/etf.

Portfolio Management

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	Since inception

Michael F. Mazier	Portfolio Manager	Since inception

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 25 of this Prospectus.

MARKET VECTORS NEW JERSEY MUNICIPAL INDEX ETF

Investment Objective

Market Vectors New Jersey Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital AMT-Free New Jersey Municipal Index (the “New Jersey Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Shareholder Fees (fees paid directly from your investment)	None
Management Fee	0.25%
Other Expenses(a) (b)	0.00%

Total Annual Fund Operating Expenses(a)	0.25%

(a)

The Investment Management Agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

(b)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$ 26
3	$ 80

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover figures are available.

Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the New Jersey Index. The New Jersey Index is comprised of publicly traded New Jersey municipal bonds that cover the U.S. dollar denominated tax-exempt bond market. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, index and other policies without shareholder approval, except as otherwise indicated.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the New Jersey Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the New Jersey Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the New Jersey Index, the Fund does not purchase all of the securities in the New Jersey Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the New Jersey Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the New Jersey Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the New Jersey Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Call Risk. The Fund may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

New Jersey Specific Risk. The Fund concentrates its investments in New Jersey municipal bonds and, therefore, may be significantly impacted by political, economic or regulatory developments that affect issuers in New Jersey and their ability to pay principal and interest on their obligations. New Jersey’s economy is closely tied to New York City’s economy and has benefited from an influx of jobs from New York City. The State’s high cost nature and slow population growth are often cited as impediments to higher economic growth. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post employment benefits. New Jersey’s debt burden has increased substantially in the past decade and is high by any number of measurements. This may reduce financial flexibility in the future.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the municipal securities market, general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the New Jersey Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the New Jersey Index. To the extent the assets in the Fund are smaller, these risks will be greater.

 Index Tracking Risk. The Fund’s return may not match the return of the New Jersey Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the New Jersey Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the New Jersey Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the New Jersey Index as would be the case if the Fund purchased all of the securities in the New Jersey Index in the proportions represented in the New Jersey Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the New Jersey Index, the Fund’s return may deviate significantly from the return of the New Jersey Index.

Risks of Cash Transactions. Unlike most other ETFs, the Fund expects to effect creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries or geographic region to the extent the New Jersey Index concentrates in a particular sector or sectors or industry or group of industries or geographic region. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

Performance

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at vaneck.com/etf.

Portfolio Management

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	Since inception

Michael F. Mazier	Portfolio Manager	Since inception

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 25 of this Prospectus.

MARKET VECTORS NEW YORK LONG MUNICIPAL INDEX ETF

Investment Objective

Market Vectors New York Long Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital AMT-Free New York Long Municipal Index (the “New York Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Shareholder Fees (fees paid directly from your investment)	None
Management Fee	0.25%
Other Expenses(a)(b)	0.00%

Total Annual Fund Operating Expenses(a)	0.25%

(a)

The Investment Management Agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

(b)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$ 26
3	$ 80

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover figures are available.

Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the New York Index. The New York Index is comprised of publicly traded New York municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, index and other policies without shareholder approval, except as otherwise indicated.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the New York Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the New York Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the New York Index, the Fund does not purchase all of the securities in the New York Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the New York Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the New York Index.

 The Fund may concentrate its investments in a particular industry or group of industries to the extent that the New York Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

 Call Risk. The Fund may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

New York Specific Risk. The Fund concentrates its investments in New York municipal bonds and, therefore, will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

 Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the municipal securities market, general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the New York Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the New York Index. To the extent the assets in the Fund are smaller, these risks will be greater.

 Index Tracking Risk. The Fund’s return may not match the return of the New York Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the New York Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the New York Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the New York Index as would be the case if the Fund purchased all of the securities in the New York Index in the proportions represented in the New York Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the New York Index, the Fund’s return may deviate significantly from the return of the New York Index.

Risks of Cash Transactions. Unlike most other ETFs, the Fund expects to effect creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

 Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

 Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries or geographic region to the extent the New York Index concentrates in a particular sector or sectors or industry or group of industries or geographic region. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

Performance

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at vaneck.com/etf.

Portfolio Management

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	Since inception

Michael F. Mazier	Portfolio Manager	Since inception

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 25 of this Prospectus.

MARKET VECTORS OHIO MUNICIPAL INDEX ETF

Investment Objective

Market Vectors Ohio Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital AMT-Free Ohio Municipal Index (the “Ohio Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Shareholder Fees (fees paid directly from your investment)	None
Management Fee	0.25%
Other Expenses(a)(b)	0.00%

Total Annual Fund Operating Expenses(a)	0.25%

(a)

The Investment Management Agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

(b)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$ 26
3	$ 80

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover figures are available.

Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Ohio Index. The Ohio Index is comprised of publicly traded Ohio municipal bonds that cover the U.S.

dollar denominated tax-exempt bond market. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, index and other policies without shareholder approval, except as otherwise indicated.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Ohio Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Ohio Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the Ohio Index, the Fund does not purchase all of the securities in the Ohio Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Ohio Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Ohio Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Ohio Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Call Risk. The Fund may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Ohio Specific Risk. The Fund concentrates its investments in Ohio municipal bonds and, therefore, may be significantly impacted by political, economic or regulatory developments that affect issuers in Ohio and their ability to pay principal and interest on their obligations. According to Economy.com, Ohio’s economy is growing slowly and is one of the weakest in the nation. Population growth remains very low and Ohio is one of the four slowest growing states in the nation. Ohio’s large exposure to the auto industry has been a drag on its economy as the industry continues to struggle. Ohio ranks among the nation’s highest for personal bankruptcy filings, mortgage foreclosures and mortgage delinquency rates according to FDIC. The State continues to cut services in order to accommodate the reduction of revenue. In addition, the State and its various subdivisions may face increasing financial pressure from costs relating to pensions and other post employment benefits.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the municipal securities market, general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Ohio Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Ohio Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Ohio Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Ohio Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Ohio Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Ohio Index as would be the case if the Fund purchased all of the securities in the Ohio Index in the proportions represented in the Ohio Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Ohio Index, the Fund’s return may deviate significantly from the return of the Ohio Index.

Risks of Cash Transactions. Unlike most other ETFs, the Fund expects to effect creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries or geographic region to the extent the Ohio Index concentrates in a particular sector or sectors or industry or group of industries or geographic region. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

Performance

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at vaneck.com/etf.

Portfolio Management

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	Since inception

Michael F. Mazier	Portfolio Manager	Since inception

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 25 of this Prospectus.

MARKET VECTORS PENNSYLVANIA MUNICIPAL INDEX ETF

Investment Objective

Market Vectors Pennsylvania Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital AMT-Free Pennsylvania Municipal Index (the “Pennsylvania Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Shareholder Fees (fees paid directly from your investment)	None
Management Fee	0.25%
Other Expenses(a)(b)	0.00%

Total Annual Fund Operating Expenses(a)	0.25%

(a)

The Investment Management Agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

(b)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$ 26
3	$ 80

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover figures are available.

Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Pennsylvania Index. The Pennsylvania Index is comprised of publicly traded Pennsylvania municipal bonds that cover the U.S. dollar denominated tax-exempt bond market. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, index and other policies without shareholder approval, except as otherwise indicated.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Pennsylvania Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Pennsylvania Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the Pennsylvania Index, the Fund does not purchase all of the securities in the Pennsylvania Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Pennsylvania Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Pennsylvania Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Pennsylvania Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Call Risk. The Fund may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Pennsylvania Specific Risk. The Fund concentrates its investments in Pennsylvania municipal bonds and, therefore, may be significantly impacted by political, economic or regulatory developments that affect issuers in Pennsylvania and their ability to pay principal and interest on their obligations. The Pennsylvania economy is exhibiting stable, albeit below average, growth. Though decreasing, manufacturing continues to play a large role in Pennsylvania’s economy, representing 11.4% of total employment in 2007, versus 10.1% nationally. Losses in manufacturing have been offset to a great extent by growth in the service industry. Services now represent the largest sector of total employment for Pennsylvania at 41.5%. Slow population growth and aging infrastructure is expected to keep Pennsylvania’s economic growth below national levels for the foreseeable future.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the municipal securities market, general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Pennsylvania Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Pennsylvania Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Pennsylvania Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Pennsylvania Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Pennsylvania Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Pennsylvania Index as would be the case if the Fund purchased all of the securities in the Pennsylvania Index in the proportions represented in the Pennsylvania Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Pennsylvania Index, the Fund’s return may deviate significantly from the return of the Pennsylvania Index.

Risks of Cash Transactions. Unlike most other ETFs, the Fund expects to effect creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries or geographic region to the extent the Pennsylvania Index concentrates in a particular sector or sectors or industry or group of industries or geographic region. To the extent that the Fund’s investments are concentrated in a particular sector, industry or geographic region, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or geographic region.

Performance

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at vaneck.com/etf.

Portfolio Management

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	Since inception

Michael F. Mazier	Portfolio Manager	Since inception

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases and Sales of Fund Shares and Taxes” on page 25 of this Prospectus.

SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES AND TAXES

Purchase and Sale of Fund Shares

The Funds issue and redeem Shares at NAV only in a large specified number of Shares, each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 100,000 Shares.

Individual Shares of a Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV.

Tax Information

Each Fund expects to distribute net investment income at least monthly, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements. Dividends paid by the Funds that are properly designated as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Funds intend to invest their assets in a manner such that a significant portion of their dividend distributions to shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax for noncorporate shareholders.

Distributions from a Fund’s net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, are taxable to you as ordinary income. See “Shareholder Information—Tax Information.”

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Additional Investment Strategies

Each Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select a representative sample of securities that collectively have an investment profile similar to the underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics, fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Index. The quantity of holdings in a Fund will be based on a number of factors, including asset size of such Fund. The Adviser generally expects a Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the applicable Index. Each Fund may sell securities that are represented in its Index, or purchase securities that are not yet represented in its Index, in anticipation of their removal from or addition to such Index. Further, the Adviser may choose to underweight or overweight securities, purchase or sell securities not in an Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options, futures contracts and currency forwards. Convertible securities, depositary receipts and floating rate bonds may be used by a Fund in seeking performance that corresponds to its respective Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

An authorized participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Exchange Act of 1933, as amended, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Borrowing Money

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets for temporary or emergency purposes. To the extent that a Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its benchmark Index.

Fundamental and Non-Fundamental Policies

Each Fund’s investment objective and each of its the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

Lending Portfolio Securities

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

Risks of Investing in the Funds

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section along with additional risk information. The risks listed below are applicable to each Fund unless otherwise noted.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the current economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.

If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a Fund to value accurately than securities of public corporations. Since the Funds invest a significant portion of their portfolio in municipal securities, each Fund’s portfolio may have greater exposure to liquidity risk than a Fund that invests in non-municipal securities

Fixed Income Securities Risk. Each Fund invests in fixed income securities. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. Each Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Call Risk. The Funds may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, a Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease a Fund’s net investment income.

Market Risk. The prices of securities in each Fund are subject to risks associated with investing in the municipal securities market, general economic conditions and sudden and unpredictable drops in value. The prices of fixed-income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed-income securities owned by a Fund would adversely affect the trading price of that Fund’s Shares. This “market risk” is usually greater among fixed-income securities with longer maturities or durations.

California Specific Risk. Investors in the Market Vectors California Long Municipal Index ETF will be exposed to risks associated with the unique aspects of the State of California’s economy, political system and government financing structures. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations.

The deterioration of California’s fiscal situation as a result of the recent economic downturn increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and the Fund’s NAV, will experience greater volatility. On November 18, 2009, the Office of the Legislative Analyst released a report entitled “The 2010-11 Budget: California’s Fiscal Outlook” (“Report”) which forecasted a potential budget deficit of $20.7 billion, consisting of a $6.3 billion projected deficit for 2009-10 and a $14.4 billion deficit for 2010-11. The budget deficit and disruptions in the worldwide credit markets have contributed to serious problems with California’s state government cash flows. In addition, California has experienced a dramatic downturn in the housing industry and a significant increase in the unemployment rate. If problems persist with the State’s cash flow obligations, it may become difficult for the State to make timely debt service payments. Moreover, there can be no assurance that there will not be a further decline in economic conditions or that those particular California municipal securities in the Fund’s portfolio will not be adversely affected by any such decline.

While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. In addition, further downgrades of California’s general obligation bond rating could result in a reduction in the market value of the California municipal securities held by the Fund, which could negatively impact the Fund’s net NAV and/or the distributions paid by the Fund. Future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of issuers of California municipal securities.

Massachusetts Specific Risk. The Market Vectors Massachusetts Municipal Index ETF concentrates its investments in Massachusetts municipal bonds and, therefore, may be significantly impacted by political, economic or regulatory developments that affect issuers in Massachusetts and their ability to pay principal and interest on their obligations. Massachusetts is a densely populated state with a well educated population, comparatively high income levels and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty five years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty five years. Just as the working age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate and, with the exception of the recession of the early 1990s and the current slow recovery period, considerably lower unemployment rates in Massachusetts than in the United States since 1980. The Commonwealth is now recovering from the recession of 2001, but is lagging behind the nation in many indicators, particularly employment levels and rates of unemployment.

In April 2006, Massachusetts passed legislation essentially mandating healthcare insurance for all residents. Those residents unable to secure insurance on their own will have their premiums subsidized by the Commonwealth. Firms with more than 10 workers will be required to provide insurance to their employees or pay a fee to the Commonwealth. It is unknown at this time whether this new legislation will ultimately reduce or increase healthcare costs to the Commonwealth and its employers.

Though impacted more severely than most states during the recent recession, the Commonwealth has taken steps to improve its financial profile on an ongoing basis. Changes in the way school construction and the Massachusetts Bay Transportation Authority are funded should create more budgetary certainty. The Commonwealth’s Budget Stabilization Fund ended fiscal year 2007 with a balance of $2.3 billion. The Budget Stabilization Fund is projected to remain at $2.1 billion at the end of fiscal year 2008.

The Central Artery/Ted Williams Tunnel Project (the “Big Dig”), which involved replacing an elevated roadway in central Boston with a new underground expressway, was substantially completed in January 2006 after 14½ years of construction. However, a series of events have raised concerns relating to the quality of the construction on the project. A number of leaks have developed and, on July 10, 2006, a ceiling panel in one of the tunnels dislodged and fell, killing an automobile passenger. While the Commonwealth anticipates that all costs associated with repairs will be recovered from contractors or insurance proceeds, the amount of recovery is unknown at this time and cannot be guaranteed.

New Jersey Specific Risk. The Market Vectors New Jersey Municipal Index ETF concentrates its investments in New Jersey municipal bonds and, therefore, may be significantly impacted by political, economic or regulatory developments that affect issuers in New Jersey and their ability to pay principal and interest on their obligations. New Jersey’s economy is closely tied to New York City’s economy and has benefited from an influx of jobs from New York City. New Jersey ranks third in financial services jobs, behind New York and Massachusetts. The Port of Elizabeth/Newark is the East Coast’s largest seaport and handles about one third of the nation’s ocean going trade. Despite weakness in the State’s important pharmaceutical and telecommunications industries, unemployment in New Jersey remains below the national average (4.3% as of May 2007 versus the national average of 4.5%). The State’s high cost nature and slow population growth are often cited as impediments to higher economic growth.

Better than expected tax collections and more conservative budgeting have improved the State’s financial profile in the past two years. However structural imbalance in the budget remains as a $2.5 billion gap is projected for fiscal year 2009. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post employment benefits. New Jersey’s debt burden has increased substantially in the past decade and is high by any number of measurements. This may reduce financial flexibility in the future.

New York Specific Risk. The Market Vectors New York Long Municipal Index ETF concentrates its investments in New York municipal bonds and, therefore, will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty, it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors, including the outcome of pending litigation including the state or its localities.

Ohio Specific Risk. The Market Vectors Ohio Municipal Index ETF concentrates its investments in Ohio municipal bonds and, therefore, may be significantly impacted by political, economic or regulatory developments that affect issuers in Ohio and their ability to pay principal and interest on their obligations. According to Economy.com, Ohio’s economy is growing slowly and is one of the weakest in the nation. Population growth remains very low and Ohio is one of the four slowest growing states in the nation. Recent census data indicates that in 2005 Ohio suffered the largest outflow of population since 1998. Ohio’s large exposure to the auto industry has been a drag on its economy as the industry continues to struggle. The last recession was more pronounced in Ohio, and the State has still not made a full economic recovery. Ohio ranks among the nation’s highest for personal bankruptcy filings, mortgage foreclosures and mortgage delinquency rates according to FDIC.

While Ohio’s 2005-2007 biennial budget was structurally balanced, two thirds of the State’s general fund supported agencies will receive flat or reduced funding. Medicaid received no increase in fiscal year 2006 and 4% for fiscal year 2007. This was made possible by freezing nursing home, hospital, hospice and in home care at 2005 levels. Also, cost saving was available by moving to managed care, implementing co pay for prescription drugs and emergency room visits and reducing medical disability assistance. The State continues to cut services in order to accommodate the reduction of revenue. In addition, the State and its various subdivisions may face increasing financial pressure from costs relating to pensions and other post employment benefits.

Pennsylvania Specific Risk. The Market Vectors Pennsylvania Municipal Index ETF concentrates its investments in Pennsylvania municipal bonds and, therefore, may be significantly impacted by political, economic or regulatory developments that affect issuers in Pennsylvania and their ability to pay principal and interest on their obligations. The Pennsylvania economy is exhibiting stable, albeit below average, growth. Though decreasing, manufacturing continues to play a large role in Pennsylvania’s economy, representing 11.4% of total employment in 2007, versus 10.1% nationally. Losses in manufacturing have been offset to a great extent by growth in the service industry. Services now represent the largest sector of total employment for Pennsylvania at 41.5%. Slow population growth and aging infrastructure is expected to keep Pennsylvania’s economic growth below national levels for the foreseeable future.

Each Fund’s Index may contain bonds from the following industries/sectors:

Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases; and (f) the effects of opposition to nuclear power.

Industrial Development Bond Risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation.

Education Bond Risk. In general, there are two types of education related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt.

Certain lease obligations contain “non appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Special Tax Bond Risk. These revenue bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: implementation of a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, a Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of its Index as would be the case if the Fund purchased all of the securities in its Index in the proportions represented in such Index and can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. Each Fund’s return may also deviate significantly from the return of its Index because the Fund bears the costs and risks associated with buying and selling securities, while such costs and risks are not factored into the return of its Index. Each Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, a Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions they represent of its Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk.

To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Index may be adversely affected. The need to comply with the diversification and other requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), may also impact the Fund’s ability to replicate the performance of its Index.

Risks of Cash Transactions. Unlike most other ETFs, the Funds may effect creations and redemptions for cash, rather than in-kind securities. As a result, an investment in a Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Funds may effect redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. Each Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. See “Creation and Redemption of Creation Units” in the Fund’s SAI.

Tax Risk. There is no guarantee that a Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. Each Fund is a separate investment portfolio of Market Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. Each Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single security may have a greater impact on a Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Additional Risks

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

No Guarantee of Active Trading Market. The Funds are recently organized series of an investment company and have no operating history. While each Fund’s Shares are expected to be listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will develop or be maintained. Van Eck Securities Corporation, the distributor of each Fund’s Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Fluctuation of NAV. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of each Fund’s Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed daily in Creation Units at NAV (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares are not likely to be sustained over the long-term. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

Investment Adviser. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to the Funds (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of each Fund. As of July 31, 2010, the Adviser managed approximately $22.4 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other ETFs, mutual funds, hedge funds, pension plans and other investment accounts. The Adviser’s principal business address is 335 Madison Avenue, 19th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s semi-annual report for the period ended October 31, 2009.

Pursuant to the Investment Management Agreement, the Adviser is responsible for all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each Fund, each Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.25% of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York Mellon is the custodian of each Fund’s assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. As noted in the section entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares,” the Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are James T. Colby III and Michael F. Mazier. Mr. Colby has been employed by the Adviser since September 2007. Prior to joining the Adviser, Mr. Colby served as Senior Portfolio Manager and Director of Municipal High Yield for Lord Abbett as well as Director and Senior Portfolio Manager for Municipal Fixed Income at the John Hancock Funds in Boston. Mr. Colby graduated from Brown University in 1972 with a Bachelor of Arts in Economics and International Relations; and from Hofstra University in 1979 with a Masters of Business Administration in Finance. Mr. Mazier has been employed by the Adviser since August 2007. Prior to joining the Adviser, Mr. Mazier served as a bond analyst in the Fixed Income Research Department of Morgan Stanley. He was also Vice President at Merrill Lynch Global Research Department, where he covered closed-end funds. Mr. Mazier graduated from Syracuse University in 1983 with a Bachelor of Science majoring in Electrical Engineering; graduated from Villanova University in 1986 with a Master of Science in Computer Engineering; and graduated from Columbia Business School in 1990 with a Master of Business Administration. Messrs. Mazier and Colby serve as portfolio managers of five other funds of the Trust. Mr. Mazier also serves as a portfolio manager for certain other investment companies advised by the Adviser. Messrs. Mazier and Colby have served as the portfolio managers of each Fund since its inception. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

SHAREHOLDER INFORMATION

Determination of NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or it does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s respective Index. This may adversely affect a Fund’s ability to track its respective Index. With respect to securities traded in foreign markets, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Buying and Selling Exchange-Traded Shares

The Shares of the Funds are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. Given, however, that Shares can be created and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for very long.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of each Fund (i.e., a fund whose shares are expected to trade intra-day), that each Fund fair values all or a substantial portion of its securities, that the Adviser monitors the trading activity of authorized participants for patterns of abusive trading, and that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

Distributions

Net Investment Income and Capital Gains. As a Fund shareholder, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income from interest on debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund realizes capital gains or losses whenever its sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.” Dividends paid by the Funds that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Distributions from a Fund’s net investment income (other than net tax exempt income), including any net short term capital gains, if any, are taxable to you as ordinary income. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains.

Net investment income, if any, is typically distributed to shareholders monthly while capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return on your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.

Tax Information

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds. Unless your investment in a Fund is through a tax exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements. Dividends paid by the Funds that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. The Funds intend to invest their assets in a manner such that a significant portion of their dividend distributions to shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax for noncorporate shareholders. Corporate shareholders should note that income that is generally exempt from the federal alternative minimum tax may in certain situations nonetheless be relevant in determining their federal alternative minimum tax liability, if any. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009). Depending on a shareholder’s state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder.

Distributions from a Fund’s net investment income (other than net tax exempt income), including any net short term capital gains, if any, are taxable to you as ordinary income. In general, nontax exempt distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains, regardless of how long you have held the Shares. Long-term capital gains of noncorporate shareholders are taxable at a maximum rate of 15%. Absent further legislation, the maximum tax rate on long-term capital gains of noncorporate shareholders will return to 20% for taxable years beginning after December 31, 2010.

Exempt-interest dividends from a Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and generally as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less will be disallowed to the extent any exempt-interest dividends were paid with respect to such Shares and any remaining loss is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be further limited. A redemption of a shareholder’s Fund Shares for cash is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

INDEX PROVIDER

The Barclays Capital AMT-Free California Long Municipal Index, Barclays Capital AMT-Free Massachusetts Municipal Index, Barclays Capital AMT-Free New Jersey Municipal Index, Barclays Capital AMT-Free New York Long Municipal Index, Barclays Capital AMT-Free Ohio Municipal Index and Barclays Capital AMT-Free Pennsylvania Municipal Index are published by Barclays Capital Inc. (the “Index Provider”). The Index Provider does not sponsor, endorse, or promote the Funds and bears no liability with respect to the Funds or any security.

BARCLAYS CAPITAL AMT-FREE CALIFORNIA LONG MUNICIPAL INDEX

The California Index is a market size weighted index comprised of publicly traded California municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The California Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, industrial development/pollution control revenue (“IDR/PCR”), transportation, education, water & sewer, resource recovery, leasing and special tax.

To be included in the California Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential California Index constituents must be issued by authorities within California, have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990 and have a nominal maturity of at least 22 years. The following types of bonds are excluded from the California Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives. The California Index is calculated using a market value weighting methodology.

The composition of the California Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the California Index without a reinvestment return until month end when they are removed from the California Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the California Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The California Index is calculated once a day.

BARCLAYS CAPITAL AMT-FREE MASSACHUSETTS MUNICIPAL INDEX

The Massachusetts Index is a market size weighted index comprised of publicly traded Massachusetts municipal bonds that cover the U.S. dollar denominated tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The Massachusetts Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

To be included in the Massachusetts Index, bonds must be rated Baa3/BBB or higher by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB. Potential Massachusetts Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990 and have a nominal maturity of one year or greater. The following types of bonds are excluded from the Massachusetts Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives.

The composition of the Massachusetts Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Massachusetts Index without a reinvestment return until month end when they are removed from the Massachusetts Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Massachusetts Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal and coupons received or accrued, expressed as a percentage of beginning market value. The Massachusetts Index is calculated and is available once a day.

BARCLAYS CAPITAL AMT-FREE NEW JERSEY MUNICIPAL INDEX

The New Jersey Index is a market size weighted index comprised of publicly traded New Jersey municipal bonds that cover the U.S. dollar denominated tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The New Jersey Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

To be included in the New Jersey Index, bonds must be rated Baa3/BBB or higher by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB. Potential New Jersey Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990 and have a nominal maturity of one year or greater. The following types of bonds are excluded from the New Jersey Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives.

The composition of the New Jersey Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the New Jersey Index without a reinvestment return until month end when they are removed from the New Jersey Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the New Jersey Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal and coupons received or accrued, expressed as a percentage of beginning market value. The New Jersey Index is calculated and is available once a day.

BARCLAYS CAPITAL AMT-FREE NEW YORK LONG MUNICIPAL INDEX

The New York Index is a market size weighted index comprised of publicly traded New York municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The New York Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

To be included in the New York Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential New York Index constituents must be issued by authorities within New York, have an outstanding par value of at least $7 million, have a dated date after December 31, 1990 and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of at least 22 years. The following types of bonds are excluded from the New York Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives. The New York Index is calculated using a market value weighting methodology.

The composition of the New York Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the New York Index without a reinvestment return until month end when they are removed from the New York Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the New York Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The New York Index is calculated once a day.

BARCLAYS CAPITAL AMT-FREE OHIO MUNICIPAL INDEX

The Ohio Index is a market size weighted index comprised of publicly traded Ohio municipal bonds that cover the U.S. dollar denominated tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The Ohio Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

To be included in the Ohio Index, bonds must be rated Baa3/BBB or higher by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB. Potential Ohio Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990 and have a nominal maturity of one year or greater. The following types of bonds are excluded from the Ohio Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives.

The composition of the Ohio Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Ohio Index without a reinvestment return until month end when they are removed from the Ohio Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Ohio Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal and coupons received or accrued, expressed as a percentage of beginning market value. The Ohio Index is calculated and is available once a day.

BARCLAYS CAPITAL AMT-FREE PENNSYLVANIA MUNICIPAL INDEX

The Pennsylvania Index is a market size weighted index comprised of publicly traded Pennsylvania municipal bonds that cover the U.S. dollar denominated tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The Pennsylvania Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

To be included in the Pennsylvania Index, bonds must be rated Baa3/BBB or higher by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB. Potential Pennsylvania Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990 and have a nominal maturity of one year or greater. The following types of bonds are excluded from the Pennsylvania Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives.

The composition of the Pennsylvania Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Pennsylvania Index without a reinvestment return until month end when they are removed from the Pennsylvania Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Pennsylvania Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal and coupons received or accrued, expressed as a percentage of beginning market value. The Pennsylvania Index is calculated and is available once a day.

LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with the Index Provider to use each of the California Index, Massachusetts Index, New Jersey Index, New York Index, Ohio Index and Pennsylvania Index. Each Fund is entitled to use its respective Index pursuant to a sublicensing arrangement with the Adviser.

Barclays Capital and Barclays Capital Inc. are trademarks of the Index Provider and have been licensed for use in connection with the listing and trading of the Funds on NYSE Arca. The Funds are not sponsored by, endorsed, sold or promoted by the Index Provider and the Index Provider makes no representation regarding the advisability of investing in them.

The Adviser acknowledges and expressly agrees that the Funds are not sponsored, endorsed, sold or promoted by the Index Provider, and that the Index Provider makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra day or closing value therefor, or any data included therein or relating thereto, in connection with the trading of any exchange traded fund or option contract on exchange traded funds based thereon or for any other purpose. The Index Provider’s only relationship to the Adviser with respect to the Funds is the licensing of certain trademarks and trade names of the Index Provider and the Indexes that are determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds. The Index Provider has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Index Provider is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Funds. The Index Provider has no obligation or liability in connection with the listing, trading, marketing or administration of the Funds.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY INDEX, ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.

FINANCIAL HIGHLIGHTS

The Funds have not yet commenced operations as of the date of this Prospectus and therefore do not have a financial history.

PREMIUM/DISCOUNT INFORMATION

The Funds have not yet commenced operations and, therefore, do not have information about the differences between a Fund’s daily market price on NYSE Arca and its NAV. Information regarding how often the Shares of a Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at vaneck.com/etf, when available.

GENERAL INFORMATION

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Other Information

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ distributor, at 335 Madison Avenue, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Funds in writing to 335 Madison Avenue, 19th Floor, New York, New York 10017 or by calling 1.888.MKT.VCTR (658-8287).

The Funds’ SAI will be available at vaneck.com/etf.

(Investment Company Act file no. 811-10325)

MARKET VECTORS ETF TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated September 1, 2010

                    This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated September 1, 2010 (the “Prospectus”) for the Market Vectors ETF Trust (the “Trust”), relating to the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
Market Vectors California Long Municipal Index ETF	NYSE Arca, Inc.	MCC
Market Vectors Massachusetts Municipal Index ETF	NYSE Arca, Inc.	MMX
Market Vectors New Jersey Municipal Index ETF	NYSE Arca, Inc.	MNJ
Market Vectors New York Long Municipal Index ETF	NYSE Arca, Inc.	TFN
Market Vectors Ohio Municipal Index ETF	NYSE Arca, Inc.	OHF
Market Vectors Pennsylvania Municipal Index ETF	NYSE Arca, Inc.	PAM

          A copy of the Prospectus may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

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GENERAL DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company. The Trust currently consists of 36 investment portfolios. This SAI relates to six investment portfolios, Market Vectors California Long Municipal Index ETF, Market Vectors Massachusetts Municipal Index ETF, Market Vectors New Jersey Municipal Index ETF, Market Vectors New York Long Municipal Index ETF, Market Vectors Ohio Municipal Index ETF and Market Vectors Pennsylvania Municipal Index ETF (each, a “Fund” and, together, the “Funds”). The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”

          The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units and for cash and/or in-kind for securities generally included in each Fund’s Index (defined herein). The Shares of Market Vectors California Long Municipal Index ETF, Market Vectors Massachusetts Municipal Index ETF, Market Vectors New Jersey Municipal Index ETF, Market Vectors New York Long Municipal Index ETF, Market Vectors Ohio Municipal Index ETF and Market Vectors Pennsylvania Municipal Index ETF are expected to be listed on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and will trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit consists of 100,000 Shares of a Fund.

          In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

INVESTMENT POLICIES AND RESTRICTIONS

Municipal Securities

          The Funds invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which each Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, each Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

Repurchase Agreements

          The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

          In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has

established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options

          Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Bond index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the bond index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that Van Eck Associates Corporation (the “Adviser”) believes to be representative of each Fund’s respective benchmark index (each, an “Index”).

          An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

          Although futures contracts (other than cash settled futures contracts including most bond index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

          Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

          The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components. Liquid futures contracts are not currently available for the Index of each Fund.

          Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

          The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what it would have incurred through direct investment in stocks.

          Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

          Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

          Except as otherwise specified in the Funds’ Prospectus or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from “leveraging” its securities holdings. When a Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position, as part of a complex stock replication strategy the Fund will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swaps

          Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

          The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay. Each Fund intends to utilize swap agreements in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

Warrants and Subscription Rights

          Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards

          A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

          The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

Convertibles Securities

          A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Structured Notes

          A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes

          Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through the use of P-Notes.

          Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities becomes more difficult and the Adviser’s judgment in the application of fair value procedures (through fair value procedures adopted by the Trustees) may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Future Developments

          The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Funds, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser.

Investment Restrictions

          The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.

Each Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

Each Fund may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

5.

Each Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.

Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

7.

Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

8.

Each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          In addition, each Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

          In addition to the investment restrictions and policy adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1.

Invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund’s net assets would be invested in such securities.

2.	Make short sales of securities.

3.

Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

4.

Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

5.

Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

          As long as the aforementioned investment restrictions are complied with, each Fund may invest its remaining assets in money market instruments or funds which reinvest exclusively in money market instruments, in municipal bonds that are in the relevant market but not the Fund’s respective Index, and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential bond market declines.

SPECIAL CONSIDERATIONS AND RISKS

          A discussion of the risks associated with an investment in each Fund is contained in the Funds’ Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

General

          Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of municipal securities generally and other factors.

          An investment in each Fund should also be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

          The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its respective Index.

          An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. In addition, each Fund’s use of a representative sampling approach may cause a Fund to not be as well correlated with the return of its respective Index as would be the case if the Fund purchased all of the securities in its respective Index in the proportions represented in such Index. The risk of non-correlation may be higher than other exchange-traded funds which utilize a sampling approach to the extent that a Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising its respective Index, but which are not included in such Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of each Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Municipal Securities Risk

          The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for each Fund to value accurately than securities of public corporations. Since each Fund invests a significant portion of its portfolio in municipal securities, each Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

          Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

          Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

          Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Available information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Lease Obligations Risk

          Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “nonappropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Tobacco Bond Risk

          Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

Education Bond Risk

          In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities Bond Risk

          The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases; and (f) the effects of opposition to nuclear power.

Housing Bond Risk

          Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.

Transportation Bond Risk

          Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer Bond Risk

          Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Special Risk Considerations Regarding California

          As described in the Prospectus, under normal circumstances, the Market Vectors California Long Municipal Index ETF will invest at least 80% of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the State of California, by its various public bodies (the “Agencies”) and/or by other municipal entities located within the State of California (securities of all such entities are referred to herein as “California municipal securities”). In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer’s office of the State of California. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of California that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State of California. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no assurance on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State of California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

          General Economic Conditions. The State of California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The State of California, like the rest of the nation, has experienced a severe economic downturn. Both the California economy and the national economy have remained weak in the first half of 2009 and it is difficult to determine when they will recover. The May Revision to the 2009 Budget Act (the “2009 May Revision”) forecasts that the State and national economies should begin to grow in the second half of 2009, but the recovery will be slow at first, with payroll employment continuing to fall and unemployment remaining high. The 2009 May Revision outlook for both the national and California economies is for negative growth in 2009 and weak growth in 2010. The California Legislative Analyst’s Office (“LAO”) forecasts that both the state and national economies will experience a sluggish recovery in 2010 and 2011.

          The economic downturn has been particularly severe in California due to its sizable housing market and construction and mortgage industries. The State’s unemployment rate rose to 12.5 percent in October 2009. This was among the highest state unemployment rates in the country and was the highest unemployment rate in California since February 1983. The slowdown in the State’s job growth, which was initially concentrated in the housing and financial markets, has reached all sectors and industries. From July 2007 through October 2009, nonfarm job losses in California totaled 1,003,400 (6.6 percent), for an average loss of 37,200 jobs a month. The national unemployment rate in October 2009 was 10.2 percent.

          The housing slump has been deeper in California than most states, and declining prices and increasing subprime mortgage rates have led to record mortgage delinquencies and home foreclosures in California. Upward resets of subprime mortgage rates have made payments unaffordable for many borrowers in the State, and several large financial institutions have reported substantial losses on subprime mortgages and securities backed by these mortgages. In addition, uncertainty about the mortgage market and increased financial market volatility have prompted lenders to tighten credit standards.

          Nonetheless, the State’s housing sector may be showing signs of reduced slowing as residential permits appear to be stabilizing at low levels and monthly job construction losses have become smaller. Sales of existing homes have picked up considerably, although distressed properties account for a significant portion of those sales. By June 2009, existing home prices had risen for four consecutive months and the pace of existing home sales during the first six months of 2009 accelerated over 55% from the first half of 2008. These trends were also reflected in inventory readings: by June 2009 the inventory of unsold homes decreased to 4.1 months and the average number of days needed to sell a home had dropped to 44.3 days, nearly a 10% improvement from a year earlier.

          State Government. The State of California’s Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State of California’s voters may directly influence the State of California’s government through the initiative, referendum and recall processes.

          Local Governments. The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

          In the aftermath of Proposition 13, the state provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

          The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments, because the backfill amount annually increases in proportion to the growth in secured roll property tax revenues, which has historically grown at a higher rate than VLF revenues. This arrangement continues without change in the 2009 Budget Act.

          Pursuant to statutory changes made in conjunction with the 2009 Budget Act, the VLF rate increased from 0.65 percent to 1.15 percent effective May 19, 2009. Of this 0.50 percent increase, 0.35 percent will flow to the General Fund, and 0.15 percent will support various law enforcement programs previously funded by the state General Fund. This increased VLF rate will be effective through the 2012-13 fiscal year if various budget-reform proposals are approved by the electorate at the May, 19 2009 special election. If those reform proposals are not approved, the increased VLF rate will be effective only through the 2010-11 fiscal year.

          As part of the state-local agreement, voters at the November, 2004 election approved Proposition 1A (“Proposition 1A of 2004”). Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the state’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the state may borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The state also may not borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the state cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A of 2004 also prohibits the state from mandating activities on cities, counties, or special districts without providing the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the state does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties, or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expanded the definition of what constitutes a mandate to encompass state action that transfers to cities, counties, and special districts financial responsibility for a required program for which the state previously had partial or complete responsibility. The state mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

          State Finances. The moneys of the State of California are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State of California Treasury and is not required by law to be credited to any fund and earnings from the investment of State of California moneys not allocable to another Fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State of California.

          The following is a summary of the State’s major revenue sources:

          • Personal Income Tax. The California personal income tax is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index. Personal, dependent, and other credits are allowed against the gross tax liability. Taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT.

          In addition, Proposition 63, approved by the voters in the November, 2004 election, imposes a 1 percent surtax on taxable income over $1 million in addition to the 9.3 percent rate. The surtax became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

          Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for as much as 14.8 percent and as little as 4.5 percent of General Fund revenues over the past 10 years. The 2009 Budget Act estimates that capital gains will account for 5.6 percent of General Fund revenues and transfers in 2008-09 and 4.7 percent in 2009-10.

          • Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. As of January 1, 2009, the breakdown of the state and local sales tax rates is as follows: 5% imposed as a State of California General Fund tax; 0.5% dedicated to local government for health and welfare program realignment (Local Revenue Fund); 0.5% dedicated to local governments for public safety services (Local Public Safety Fund); up to 1% local tax imposed by city and county ordinance for general-purpose use; 0.25% dedicated to county transportation purposes and 0.75% for city and county general-purpose use; 0.25% deposited into the Economic Recovery Fund to repay the State of California’s economic recovery bonds; and up to 2.0% for local transactions and use taxes. Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the State of California’s Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State of California from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

          • Corporation Tax. The State of California’s corporate tax revenue is derived from franchise tax, corporate income tax, additional taxes on banks and other financial corporations, an AMT similar to the federal AMT and a tax on the profits of Sub-Chapter S corporations.

          • Insurance Tax. The majority of insurance written in the State of California, subject to certain exceptions, is subject to a 2.35% gross premium tax.

          • Estate Tax; Other Taxes. The State of California estate tax is based on the State of California death tax credit allowed against the federal estate tax and is designed to pick up the maximum credit allowed against the federal estate tax return. The State of California estate tax was eliminated beginning in 2005 in conjunction with the phase out of the federal estate tax. After December 31, 2010 the federal estate tax will be reinstated along with the State of California estate tax, unless future federal legislation is enacted to make the provisions eliminating the tax permanent. Other sources of General Fund revenue include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

          State Budget Process. The State of California’s fiscal year begins on July 1st and ends on June 30th of the following year. Under the State of California Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). State of California law requires the annual proposed Governor’s Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor’s Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision. The Budget Act, which follows the May Revision, must be approved by a two-thirds majority vote of each House of the Legislature.

          Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State of California’s Constitution.

          The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

          The Balanced Budget Amendment (“Proposition 58”) requires the State of California to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments in the event that the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage and as set forth in the budget bill. As a result of the requirements of Proposition 58, the State of California would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Proposition 58 also prohibits certain future borrowings to cover budget deficits. These restrictions apply to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but do not apply to certain short-term and inter-fund borrowings.

          In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise the State of California’s taxes, have restricted the use of the State of California’s General Fund or special fund revenues, or have otherwise limited the Legislature and Governor’s discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change State of California taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State of California funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues) and Proposition 63 (imposing a 1% tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services).

          Current State Budget. The 2009 Budget Act was signed by Governor Schwarzenegger on February 20, 2009, and contained measures designed to close an estimated $41.6 billion budget deficit, the largest in the State’s history. The 2009 Budget Act forecasted $97.7 billion in General Fund revenues and transfers and $92.2 billion in expenditures. The $5.5 billion difference between the General Fund revenues and expenditures was anticipated to eliminate the 2008-09 budget deficit of $2.3 billion and end the 2009-10 fiscal year with a positive balance of $3.2 billion. However, the 2009 Budget Act assumed voter approval of $6 billion in budgetary measures, all of which were rejected by voters in the May 19, 2009 special election.

          With the continued deterioration in the State’s economy and a dramatic reduction in the State tax revenues, the May Revision to the 2009 Budget Act (the “2009 May Revision”) reduced the revenue outlook for 2010-11 by $15 billion, which, when combined with the voters’ rejection of the $6 billion in budgetary measures at the special election, was expected to result in a $21 billion deficit. The 2009 May Revision forecasted General Fund revenues and transfers of $89.1 billion and General Fund expenditures of $83.5 billion for the 2009-10 fiscal year. The 2009 May Revision proposed to close the $21.3 billion deficit through major spending reductions, new borrowings and tax increases. Major spending reductions were proposed for public schools, social service programs, Medi-Cal and the prison system. The 2009 May Revision also proposed to finance $5.5 billion of the deficit by issuing revenue anticipation warrants (“RAWs”). With the implementation of the proposed corrective solutions, the 2009 May Revision estimated a $4.5 billion reserve at the end of the 2009-10 fiscal year.

          In order to address the further deterioration of the State’s fiscal situation identified in the 2009 May Revision, on July 24, 2009, the Legislature passed amendments to the 2009 Budget Act (“2009 Budget Amendments”), along with a number of implementing measures. The 2009 Budget Amendments, which forecasted that the budget deficit would reach $26.3 billion, included $24 billion in proposed budget solutions, for a combined $60 billion in proposed budget solutions adopted for the 2009-10 fiscal year. The proposed solutions to the budget deficit were wide-ranging, touching all three of the state’s major revenue sources and cutting spending in virtually every state program that receives General Fund support. The 2009 Budget Amendments forecasted General Fund revenues and transfer of $89.5 billion, and authorized total General Fund spending of $84.6 billion. The 2009 Budget Amendments proposed $4.8 billion in new budget solutions and adjusted the estimated available reserve at the end of 2009-10 fiscal year to $1.1 billion.

          In November 2009, the Legislative Analyst’s Office (“LAO”) provided an updated outlook of the 2009-10 General Fund which reflected revenue and expenditure forecasts based on the current economic circumstances. Even with the proposed solutions in the 2009 Budget Amendments, the LAO forecasts a persistent $20.7 billion deficit consisting of a $6.3 billion projected deficit for 2009-10 and a $14.4 billion gap between projected revenues and spending in 2010-11. The LAO forecasts that General Fund spending obligations will be $4.9 billion higher than budgeted in the 2009 Budget Amendments. Furthermore, the LAO expects that General Fund revenues and transfers will be $83.6 billion in 2008-09 ($496 million less than budgeted) and $88.1 billion in 2009-10 ($1.5 billion less than budgeted). The LAO forecasts that the $20 billion budget problem will linger for several years to come, with an estimated $18.4 billion deficit in 2014-15.

          The Governor’s proposed 2010-11 budget, released on January 8, 2010, projected that California will slowly emerge from the recession, although economic growth will be very modest and high unemployment will persist. Baseline revenues for the state fell by more than 20 percent from their peak and are not expected to recover rapidly. Forecasts project that, without corrective action, California faces a budget gap of $19.9 billion in fiscal year 2010-11, consisting of a current year shortfall of $6.6 billion, a budget year shortfall of $12.3 billion, and a modest reserve of $1 billion. The Governor proposed a combination of spending reductions, alternative funding, fund shifts and additional federal funds to close the budget gap. In order to implement many of the solutions proposed in the budget and to address the current year shortfall of $6.6 billion, in January 2010 the Governor declared a fiscal emergency and called the Legislature into special session to adopt the 2010 Budget immediately.

          The Governor also proposed structural changes in the state and federal relationship to address federal constraints on California’s ability to effectively manage program costs within available resources, and proposed that California be reimbursed for money owed. These initiatives are expected to provide $6.9 billion in solutions to address the 2010 Budget shortfall. These initiatives may not be successful and the State may be forced to develop alternative solutions to address this portion of the shortfall, including further program cuts or alternative revenue sources.

          Recently, many municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

          The deterioration of the State’s fiscal situation increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and the Fund’s net asset value, will experience greater volatility. In addition, several ratings agencies have recently downgraded California’s general obligation bond rating. Further downgrades could result in a reduction in the market value of the California municipal securities held by the Fund, which could negatively impact the Fund’s net asset value and/or the distributions paid by the Fund.

          The above discussion of the fiscal year 2009-10 budget and the Governor’s Budget for 2010-11 is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State of California and the nation, and there can be no assurance that the estimates will be achieved.

State Indebtedness and Other Obligations. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. Current State debt obligations include:

          • General Obligation Bonds. The State of California’s Constitution prohibits the creation of general obligation indebtedness of the State of California unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.

          Under the State of California’s Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of February 1, 2009, the State had outstanding $56.2 billion aggregate principal amount of long-term general obligation bonds, of which $45.7 billion were payable primarily from the State’s General Fund, and $10.5 billion were self-liquidating bonds payable first from other special revenue funds. As of February 1, 2009, there were unused voter authorizations for the future issuance of $68.7 billion of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $1.4 billion is for veterans general obligation bonds payable first from other revenue sources.

          The figures mentioned above for unissued bonds include three measures approved at the November, 2008 general election ballot, consisting of a $9.95 billion bond measure to finance a portion of the cost of a high speed rail system connecting Northern and Southern California, a $900 million bond measure for additional veterans general obligation bonds, and a $980 million bond measure to provide funds for children’s hospitals. These were in addition to $42.7 billion of new bond approvals from the November 2006 election. The Administration has proposed a number of other new general obligation bonds for infrastructure development to be submitted to the voters in 2010.

          S&P and Moody’s assign ratings to California’s long-term general obligation bonds. The ratings of S&P and Moody’s represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yields. In 2009 and early 2010, California’s general obligation bond ratings were significantly downgraded by Moody’s and S&P. Moody’s downgraded the State’s general obligation credit rating to “Baa1” in July 2009, and in January 2010, S&P downgraded the credit rating to “A-.” These credit ratings have not been this low since 2003 and 2004 and the State has one of the lowest bond ratings of any state.

          There can be no assurance that such ratings will be maintained in the future. The State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund’s portfolio.

          • Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2.5 billion in aggregate principal amount at any time. This amount may be increased or decreased in the future. As of February 23, 2009, approximately $1.33 billion aggregate principal of general obligation commercial paper notes had been issued and were outstanding.

          • Lease-Purchase Obligations. The State of California builds and acquires facilities through the use of lease purchase borrowing, in addition to general obligation bonds. Under these arrangements, the State of California Public Works Board, another State of California or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings or correctional institutions. These facilities are leased to a State of California agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $7.6 billion General Fund-supported lease-purchase obligations outstanding as of February 1, 2009. The State Public Works Board, which is authorized to sell lease revenue bonds, had $11.6 billion authorized and unissued as of February 1, 2009. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by state leases.

          • Non-Recourse Debt. Certain State of California agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State of California revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $52 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2008.

          • Economic Recovery Bonds. The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds (“ERBs”) to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. In May and June, 2004, the State issued $10.9 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.3 billion (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2.0 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued $3.2 billion of ERBs on February 14, 2008, generating net proceeds of $3.3 billion which were transferred to the General Fund. This represented the last ERBs which can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. (The State of California Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.).

          Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in a Budget Stabilization Account (“BSA”) created by the California Balanced Budget Act. Funds from these sources have been or will be used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06, 2006-07 and 2007-08, including use of $1.5 billion which was transferred from the BSA in 2006-07 ($472 million) and 2007-08 ($1.3 billion). The Governor suspended the 2008-09 BSA transfer and the 2009 Budget Act suspends the 2009-10 transfer due to the condition of the General Fund.

          Due to the sharp reduction in taxable sales as a result of the current economic recession, the special sales tax revenues dedicated to repayment of the ERB debt have decreased to a level which provides very little coverage above the required debt service amounts. This caused the State to have to temporarily tap a reserve fund for the ERBs in the amount of $13.3 million on December 24, 2008 to fill up a debt service account for January 1, 2009 (as required under the master indenture for the ERBs), though the reserve fund was replenished the next day with sales tax receipts that came in on that day. The reduced coverages and need to access the reserve fund have resulted in a lowering of the ratings of the ERBs by all three rating agencies. It is not yet known whether special sales tax revenues in the current period or future periods will be adequate to pay all debt service and related obligations of the ERBs without resort to the reserve fund.

          • Tobacco Settlement Revenue Bonds. In 1998 the State of California signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the participating manufacturers agreed to make payments to the State of California in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State of California and half to local governments. The specific amount to be received by the State of California and local governments is subject to adjustment. The MSA allows reduction of the manufacturers’ payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

          The Tobacco Securitization Law, enacted in 2002, authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that trust to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57% of the State of California’s tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003 (“Series 2003A”).

          A second sale of the remaining 43.43% of the State of California’s tobacco settlement revenues, which produced $2.3 billion in proceeds, was completed in September 2003 (“Series 2003B”). The Tobacco Securitization Law was amended in 2003 to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation. In August 2005 the Series 2003B Bonds were refinanced (“Series 2005A”), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State of California was paid a credit enhancement fee of $525 million as part of the refinancing, which was deposited into the General Fund. On March 14, 2007, the State of California completed a refunding of all of the Series 2005A Bonds. This refunding generated additional proceeds of approximately $1.3 billion which are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects.

          Under the MSA, each year an independent auditor calculates whether in a given calendar year the PMs have lost more than 2 percent of the market share they held in 1997 to the non-participating manufacturers (“NPMs”) and, if so, a nationally recognized firm of economic consultants determines whether the MSA was a significant factor that contributed to the loss in market share. If the nationally recognized economic consultants confirm the MSA was a significant factor, the PMs are then authorized to withhold up to three times the percentage of the market share loss above the 2 percent threshold for the specified calendar year payment.

          The PMs made this assertion of market share loss in 2005, 2006, and 2007 for the calendar year 2003, 2004, and 2005 payments respectively. Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year’s scheduled payment. In 2006, 2007 and 2008, two of the three original PMs deposited their respective shares of the 2003, 2004 and 2005 NPM adjustments into the disputed payments account, and such funds were not disbursed to the states with the PMs’ annual payments for those years. As a result, the tobacco settlement revenues due to the State in April, 2006 were reduced by $50.9 million, in April, 2007 by $44 million, and in April, 2008 by $33.9 million (which represented receipts from 2005, 2006 and 2007, respectively). Nevertheless, the amount of tobacco settlement revenues received in 2006, 2007 and 2008 were in excess of the required debt service payments. In February, 2009, the 2005 NPM adjustment was released from the disputed payments account to the states as part of an agreement reached by the states and the PMs relating to a multi-state arbitration for the 2003 NPM adjustment.

          The State Attorney General is working in tandem with the other states’ Attorneys General, under the terms of the MSA, to compel the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

          Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the Series 2005A Bonds, the State covenanted to request the legislature for a General Fund appropriation in the event tobacco settlement revenues fall short. Tobacco settlement revenues have been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and therefore the State’s covenant to request an appropriation has never been invoked.

          • Flood Litigation Settlement. In 2006, the State of California settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement, in the amount of $428 million, provided for the State of California to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment was included in the 2005 Budget Act and each subsequent budget act has included the required installment. This matter is not treated as a “debt” of the State of California for any legal or constitutional purposes.

          • Cash Flow Borrowings. As part of its cash management program, the state has regularly issued short-term obligations to meet cash flow needs. The state has issued revenue anticipation notes (“RANs” or “Notes”) in 20 of the last 21 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the state has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the state on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the state; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay state employees’ wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, lease rentals to support lease revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with state warrants that can be cashed immediately. The State issued $5.5 billion of RANs in fiscal year 2008-09 as part of its cash management program. The State is seeking to sell up to $1.5 billion of additional RANs for the 2009-10 fiscal year.

          Between November, 2006 and February, 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund-supported debt authorized and unissued to about $78.9 billion as of February 1, 2009. In order to address the expenditure needs for these new authorizations, along with those which existed before 2006, the state has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. The Governor has proposed substantial additional general obligation bond programs. Because of the uncertainties presently associated with the above factors, it is not possible to provide specific projections of issuance amounts for the current fiscal year and the next several years, but the State Treasurer’s Office anticipates the level of issuance will increase over the averages of the past several years in order to address the backlog of authorized bonds.

          Based on the current Department of Finance projections of program expenditure needs, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds is estimated to be approximately $100 billion by the middle of the next decade, compared to the current total outstanding amount of about $63.7 billion. The annual debt service costs on this amount of debt is estimated to be approximately $8.7 billion, compared to about $5.1 billion budgeted in fiscal year 2008-09. (These estimates do not include ERBs, described above, nor do they take into account potential benefits from future refunding opportunities.).

          Litigation. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State of California is involved in certain other legal proceedings (described in the State of California’s recent financial statements) that, if decided against the State of California might require the State of California to make significant future expenditures or substantially impair future revenue sources. Certain legal proceedings are reflected as liabilities in the State of California’s Comprehensive Annual Financial Report for the fiscal year ended June 30, 2007. To the extent they existed, the following were accrued as a liability in the financial statements: legal proceedings that were decided against the State of California before June 30, 2007; legal proceedings that were in progress as of June 30, 2007, and were settled or decided against the State as of March 3, 2008; and legal proceedings having a high probability of resulting in a decision against the State as of March 3, 2008, and for which amounts could be estimated.

          In addition, the State is involved in certain other legal proceedings that, if decided against the State of California, may impair its revenue sources or require it to make significant expenditures. Because of the prospective nature of these proceedings, no provision for the potential liability has been made in the State of California’s financial statements. The following are several of the more significant lawsuits pending against the State of California that are not reflected in the State’s Comprehensive Annual Financial Report for the fiscal year ended June 30, 2007:

          • Matter Seeking Reimbursement for Care of Medically Indigent Adults. A test claim was filed on behalf of all California counties with the Commission on State Mandates, based on a precedential County of San Diego case, regarding certain unreimbursed costs for the care of medically indigent adults (“MIAs”). Although certain estimates of the annual cost of services rendered by all counties to MIAs exceed $4.0 billion, the test claim was withdrawn by the claimant and subsequently dismissed by the Commission in May 2007.

          • Matter Seeking to Void Fee Imposed on Limited Liability Companies. The State of California is a defendant in three cases regarding the constitutionality of a fee imposed on limited liability companies. In the Northwest Energetic Services, LLC v. Franchise Tax Board, the Court of Appeal found the fee unconstitutional only as applied to the plaintiff, and in Ventas Finance I, LLC v. Franchise Tax Board, the trial court found the fee also to be unconstitutional as applied to the plaintiff in that case. The Ventas case is currently on appeal. The trial for the third case, Bakersfield Mall, LLC v. Franchise Tax Board, has been postponed, and a new trial date has not been set. If the courts were to rule against the State in all three cases, the potential refunds would be $1.3 billion. However, because a recently enacted Revenue and Taxation code section implements a statutory remedy in the event the fee is finally adjudged to be unconstitutional, the State Department of Finance believes the refunds would be limited to approximately $300 million.

          • Litigation Matter Against University of California and Other State Agencies. The University of California (“UC”), the State Compensation Insurance Fund (“SCIF”), the California Housing Finance Agency (“CalHFA”) and non-major discretely presented component units are contingently liable in connection with claims and contracts, including those currently in litigation, arising in the normal course of their activities. Although there are inherent uncertainties in any litigation, the management and the general counsel of UC, SCIF, and CalHFA are of the opinion that the outcome of such matters either will not have a material effect on the financial statements or cannot be estimated at this time.

Special Considerations Regarding Massachusetts

          Summary. The information summarized below describes some of the more significant factors that could affect the Market Vectors—Massachusetts Municipal Index ETF or the ability of the obligors to pay debt service. The sources of such information are the official statements of the Commonwealth of Massachusetts (the “Commonwealth”), as well as other publicly available documents and statements of public information contained in such statements and documents. The Adviser is not aware of facts which would render such information taken as a whole inaccurate in any material respect.

          Fiscal Matters. The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with U.S. generally accepted accounting principles (“GAAP”), as defined by the Governmental Accounting Standards Board (“GASB”). The General Fund and those special revenue funds which are appropriated in the annual state budget receive most of the non bond and non federal grant revenues of the Commonwealth. These funds are referred to herein as the “budgeted operating funds” of the Commonwealth. They do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

          The Commonwealth’s budgeted operating funds for fiscal 2004, 2005, 2006 and 2007 showed an excess (deficiency) of revenues and other sources over expenditures and other uses of $1.140 billion, $594 million, $721 million and $(307.1) million and positive fund balances of $1.893 billion, $2.487 billion, $3.208 billion and $2.901 billion, respectively. Over the same period, budgeted expenditures and other uses were approximately $22.848 billion, $23.779 billion, $25.585 billion and $28.923 billion, respectively.

          The Commonwealth’s fiscal 2008 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured. The Executive Office of Administration and Finance estimates fiscal 2008 budgeted expenditures and other uses will total approximately $31.821 billion, and budgeted revenues and other sources will total approximately $30.713 billion.

          Massachusetts State Taxes. The major components of state taxes are the income tax, the sales and use tax, and the corporations and other business and excise taxes.

          Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12% and the tax rate on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and the Commonwealth and its political subdivisions is exempt from taxation.

          On April 6, 2004, the Supreme Judicial Court held that the effective date of an act amending the capital gains tax statute violates amendment article 44 of the Massachusetts Constitution. Legislation adopted on December 8, 2005 delays the effective date of the 2002 capital gains tax rate increase in a manner that complies with the Supreme Judicial Court decision. Pursuant to the legislation, the rate increase will now be effective for tax years beginning on or after January 1, 2003. As a result of the legislation, certain taxpayers with capital gains transactions in the portion of the 2002 tax year after April 30, 2002 may be entitled to refunds. The Department of Revenue has estimated that the amount of such refunds will be approximately $60.5 million in each year from fiscal 2007 through 2009.

          Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

          Beginning January 1, 1998, sales tax receipts from establishments that first opened on or after July 1, 1997, which are located near the building site of the Boston Convention and Exhibition Center, and sales tax receipts from new hotels in Boston and Cambridge that first opened on or after July 1, 1997, are required to be credited to the Boston Convention and Exhibition Center Fund.

          Beginning July 1, 2000, pursuant to “forward funding” legislation contained in the fiscal 2000 budget, a portion of the Commonwealth’s receipts from the sales tax, generally the amount raised by a 1% sales tax, not including meals taxes, with an inflation-adjusted floor, is dedicated to the Massachusetts Bay Transportation Authority under a trust fund.

          Beginning July 1, 2004, pursuant to legislation adopted in June 2004, a portion of the Commonwealth’s receipts from the sales tax, totaling $395.7 million in fiscal 2005 and specified percentages in each fiscal year thereafter, increasing in fiscal 2010 and thereafter to one percent of the Commonwealth’s sales tax, subject to certain exclusions and minimums, is dedicated to the Massachusetts School Building Authority to fund school building assistance.

          Limitations on Tax Revenues. Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth.” Tax revenues in fiscal 2003 through 2007 were lower than the “allowable state tax revenue limit” set by Chapter 62F and are expected to be lower than the allowable limit in fiscal 2008.

          Chapter 62F was amended by the fiscal 2003 budget and the fiscal 2004 budget to establish an additional tax revenue limitation. The fiscal 2003 budget created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a temporary holding account to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year will be held in the temporary holding account pending disposition by the Comptroller. The Comptroller is required to first use any funds in the temporary holding account to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal 2004 budget required that at the end of each fiscal year, the Comptroller must transfer remaining excess revenue from the holding account back to the General Fund for inclusion in consolidated net surplus.

          In fiscal 2006, cumulative net state tax revenues used to calculate the Commonwealth’s state tax revenue growth limit, as established in Chapter 62F, were $18.592 billion, exceeding the “permissible tax revenue” limit of $18.540 billion by $52.2 million. The excess amount was transferred to the Commonwealth’s Temporary Holding Fund and subsequently transferred to the Stabilization Fund pursuant to Chapter 62F.

          As of December 31, 2007, actual state tax revenue has not exceeded the “permissible state tax revenue” limit set by Chapter 62F.

          Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the

Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein and (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 2007, the aggregate property tax levy grew from $3.347 billion to $10.489 billion, a compound annual growth rate of 4.44%.

          Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service or exclusion of capital expenditures) that permit communities to exceed the limits of Proposition 2 1/2.

          Local Aid; Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“Local Aid”) to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and nonappropriated funds. In fiscal 2008, approximately 17.5% of the Commonwealth’s projected budget is allocated to direct local aid.

          As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2008, the Commonwealth will provide a total of $3.726 billion through the program. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. Several specific programs are also funded through direct Local Aid, such as public libraries, police education incentives, and property tax abatement for certain elderly or disabled residents. Until fiscal 2005, the state’s share of school building construction costs was also included in direct Local Aid. The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use.

          In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for Massachusetts Bay Transportation Authority assistance and debt service, pensions for teachers, funding for road construction and the costs of courts and district attorneys that formerly had been paid by the counties.

Commonwealth Expenditures

          Budgeted Expenditures. Fiscal 2004 budgeted expenditures were $22.848 billion. Fiscal 2005 expenditures were $23.779 billion. Fiscal 2006 budgeted expenditures were $25.584 billion. Fiscal 2007 budgeted expenditures were $28.923 billion.

          In addition to spending in the budgeted operating funds, the Commonwealth had significant “off budget” expenditures in fiscal year 2007 of dedicated sales taxes transferred to the Massachusetts Bay Transportation Authority and the Massachusetts School Building Authority, in the amounts of $734 million and $557.4 million, respectively, and $359.4 million of off-budget expenditures in the Medicaid program.

          Commonwealth Pension Obligations. Almost all non-federal public employees in Massachusetts participate in defined benefit pension plans administered pursuant to state law by 106 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost-of-living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’ and teachers’ retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

          Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees’ and teachers’ retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule (discussed below) assumes that annual increases of 3% will be approved. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States Consumer Price Index is less than 3%.

          Employee Contributions. The state employees’ and teachers’ retirement systems are partially funded by employee contributions of regular compensation – 5% for those hired before January 1, 1975, 7% for those hired from January 1, 1975 through December 31, 1983, 8% for those hired from January 1, 1984 through June 30, 1996, and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for all those members hired on or after January 1, 1979. Employee contributions are 12% of compensation for members of the state police hired on or after January 1, 1996. Legislation enacted in fiscal 2000 establishing an alternative superannuation retirement benefit program for members of the teachers’ retirement system and teachers of the State-Boston retirement system mandates that active members who opt for the alternative program and all teachers hired on or after July 1, 2001 contribute 11% of regular compensation. Members who elect to participate are required to make a minimum of five years of retirement contributions at the 11% rate. Approximately 45,000 active teachers joined the enhanced benefit program and will retire under the terms of the program over the next 30 years.

          Unfunded Actuarial Accrued Liability. The retirement systems were originally established as “pay-as-you go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1978, the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Prior to the establishment of the pension funding program described below, the Commonwealth appropriated approximately $680 million to the pension reserves during the mid-1980’s, in addition to the pay-as-you-go pension costs during those years. Comprehensive pension funding legislation was approved in January 1988 to require the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth’s accumulated unfunded liability. Under current law, such unfunded liability is required to be amortized to zero by June 30, 2023.

          The Secretary of Administration and Finance is required by law to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2023, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule is required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. Funding schedules are to be filed with the Legislature triennially by January 15 and are subject to legislative approval. If a schedule is not approved by the Legislature, payments are to be made in accordance with the most recently approved schedule at a level at least equal to the prior year’s payments.

          The current funding schedule approved for fiscal 2005, is based upon a January 1, 2004 actuarial valuation. The assumptions underlying the new funding schedule retain the 2023 date for fully amortizing the unfunded liability and utilize an amortization growth rate of 4.5% per year. The schedule is as follows:

Funding Schedule for Pension Obligations (in thousands)

Fiscal Year	Payments	Fiscal Year	Payments

2005	$1,216,936	2015	$1,936,059
2006	1,274,675	2016	2,028,266
2007	1,335,176	2017	2,124,903
2008	1,398,573	2018	2,226,183
2009	1,465,004	2019	2,332,332
2010	1,534,617	2020	2,443,587
2011	1,607,565	2021	2,560,194
2012	1,684,010	2022	2,682,414
2013	1,764,121	2023	2,810,519
2014	1,848,075

          It is expected that the next funding schedule will be submitted in January 2008 for use in connection with the fiscal 2009 budget.

          Valuation of Pension Obligation. On August 24, 2007, the Public Employee Retirement Administration Commission (PERAC) released its actuarial valuation of the total pension obligation as of January 1, 2007. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $13.349 billion, including approximately $3.226 billion for the State Employees’ Retirement System, $8.5 billion for the Massachusetts Teachers’ Retirement System, $1.221 billion for Boston Teachers and $402.0 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liability as of January 1, 2007 to be approximately $53.761 billion (comprised of $21.671 billion for state employees, $29.321 billion for state teachers, $2.368 billion for Boston Teachers and $402.0 million for cost-of-living increases). Total assets were valued at approximately $40.412 billion based on a five-year average valuation method, which equaled 90.0% of the January 1, 2007 total asset market value. The valuation method was the same as the method used in the 2006 valuation, except that the actuarial value of assets was determined so as not to be less than 90% or greater than 110% of market value. In prior valuations, the asset corridor was 85% to 115% of the market value.

          Commonwealth Post Employment Obligations Other Than Pensions. New accounting standards will require the Commonwealth to begin disclosing its liability for other post employment benefits (commonly referred to as “OPEB”) in its fiscal 2008 financial reports. An initial valuation report by an independent actuarial firm of the Commonwealth’s liability for these health care and life insurance benefits was released in June 2006. The report presented two separate calculations of the Commonwealth’s OPEB liability, depending on whether the liability would be prefunded in a manner meeting the requirements of GASB Statement No. 45.

          According to the June 2006 report, assuming no pre-funding, the actuarial accrued liability of the Commonwealth for OPEB obligations earned through January 1, 2006 is $13.287 billion. If pre-funding is assumed, the actuarial accrued liability is reduced to $7.562 billion. This difference is solely attributable to the standards requirement that a lower discount rate must be used without pre-funding. Under pre-funding, the annual required contribution was calculated in June, 2006 to commence at $702.9 million for fiscal 2006 and projected to increase to $1.205 billion for fiscal 2016. The independent actuarial firm updated these projections on January 24, 2007 for the purpose of providing estimates for the Governor’s fiscal 2008 budget recommendations. If pre-funding is assumed, the annual required contribution was calculated to be $763.1 million in fiscal 2008, increasing to $1.223 billion in fiscal 2016.

          Should the Commonwealth not fully fund the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution will be reflected on the Commonwealth’s statement of net assets, as presented on a GAAP basis. The liability will increase or decrease each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability will be reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors. The January 24, 2007 update reported that if no pre-funding is assumed, the Commonwealth will be required to record a projected $1.203 billion expense in fiscal 2008, increasing to $2.818 billion in fiscal 2016.

          In making these calculations, the independent actuarial firm utilized employment and other data provided by the Commonwealth and assumed annual claims growth initially at 10.5% and declining to 5% after ten years and continuation of current benefit levels and current retiree contribution requirements.

          The independent actuarial report covered only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the Group Insurance Commission, will perform their own valuations, as the Commonwealth acts only as an agent for these entities with respect to OPEB and does not assume the risk or financial burden of their health care costs.

          The difference between the value of pre-funded and non-pre-funded OPEB liabilities is due to the discount rate used in the calculation. In the absence of pre-funding, the discount rate must approximate the Commonwealth’s rate of return on non-pension (liquid) investments over the long term, estimated at 4.5% for the purpose of this study. In the event of pre-funding, the discount rate would increase to a standard return on long-term investments, estimated at 8.25% for the purpose of this study. In order to qualify its OPEB liabilities as pre-funded, the Commonwealth would have to enact legislation providing for the escrowing of annual contributions in a qualifying trust in accordance with the requirements of GASB Statement No. 45 (and similar to the program for funding the Commonwealth’s unfunded actuarial liability for pensions).

Commonwealth Long-Term Liabilities

          Commonwealth Debt. The Commonwealth is authorized to issue three types of debt directly: general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

          Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities.

          As of January 2, 2008, the amount of Commonwealth debt and debt related to general obligation contract assistance liabilities was $19.298 billion, consisting of approximately $16.423 billion of general obligation debt, $1.273 billion of special obligation debt, and $1.602 billion of federal grant anticipation notes. In addition to the long-term liabilities described above, the Commonwealth also has contingent liabilities for certain bonds and notes of the Massachusetts Bay Transportation Authority, 15 regional transit authorities, the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority and two higher education building authorities.

Commonwealth Capital Spending

          Capital Investment Plan. The Executive Office for Administration and Finance develops and manages a multi-year capital investment plan. This plan coordinates capital expenditures by state agencies and authorities that are funded by the Commonwealth’s debt obligations, operating revenues, third-party payments and federal reimbursements. The Executive Office for Administration and Finance sets an annual administrative limit on certain types of capital expenditures by state agencies. This annual administrative limit was $1.5 billion in fiscal 2008. In addition to capital expenditures subject to the annual administrative limit, the Commonwealth has also invested significant monies to fund the construction of the Central Artery/Ted Williams Tunnel Project (the “CA/T Project”), the Boston and Springfield convention centers and other projects.

          Central Artery/Ted Williams Tunnel Project. The largest single component of the Commonwealth’s capital program in recent years has been the CA/T Project, a major construction project that is part of the completion of the federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the “Central Artery”), formerly an elevated highway, and the construction of a new tunnel under Boston harbor (the “Ted Williams Tunnel”) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north. The CA/T Project is administered by the Massachusetts Turnpike Authority (“Turnpike Authority”).

          The CA/T project was substantially completed in January 2006, with all major ramps, roadway and streets open for public use and most major contracts in the closeout phase. The major components of the work remaining for final completion of the CA/T project include reconstruction of the downtown surface street system, completion of the traffic management system and construction of certain parks. Remaining work is expected to be completed by 2008, except for one park and certain other project elements, which are expected to be completed in 2010.

          On May 23, 2007 the Massachusetts Turnpike Authority filed a finance plan update with the Federal Highway Administration. The May, 2007 finance plan update included an updated cost estimate of $14.798 billion, exclusive of certain cost recoveries, insurance payments and credits received or to be received thereafter. This increased cost estimate reflected changes in scope and the cost of delay in completion of the project, including delays and increased costs attributable to redeployment of CA/T project staff and contractors to address the remediation of the July, 2006 incident described below.

          Based on the updated cost estimate and certain other cash flow adjustments reflected in the May, 2007 updated finance plan, $210 million of additional funding was needed for the project. Pursuant to an agreement between the Commonwealth and the Turnpike Authority, the Commonwealth agreed to cover the $210 million funding shortfall from the following two sources: (a) at least $140 million projected to be available in the Statewide Road and Bridge and Central Artery/Tunnel Infrastructure Fund (TIF) through June 30, 2009; and (b) up to $70 million of Commonwealth bond proceeds. This commitment by the Commonwealth to cover the funding shortfall is subject to the following conditions: (i) the Turnpike Authority must cover any future shortfalls in Turnpike Authority funding to complete the project and any costs in excess of $14.798 billion; (ii) all cost recoveries, insurance proceeds and, until the amounts advanced to the project by the Commonwealth described in (a) and (b) above are recovered, proceeds of the sale of certain real property of the Turnpike Authority related to the project that are received by the Turnpike Authority or the Commonwealth shall be deposited into the TIF to pay project costs in lieu of the additional amounts committed by the Commonwealth or to reimburse the Commonwealth for project costs already paid; (iii) to the extent that, by June 30, 2010, the amounts described in clause (ii) above received by or paid to the Commonwealth have aggregated less than the portion of the $210 million funding shortfall paid from Commonwealth bonds, the Turnpike Authority will pay the difference to the Commonwealth by not later than January 1, 2011; and (iv) to the extent legally and practically feasible, the Turnpike Authority must comply with new reporting and accounting requirements to improve the transparency of project financing matters to the Commonwealth.

          The revised project cost estimates reflected in the May, 2007 updated finance plan were based on assumptions concerning the resolution of claims, liquidated damages and back charges to the Turnpike Authority that the Turnpike Authority believed to be reasonable. The actual resolution of such amounts could vary from those assumptions. The order of magnitude of the additional exposure related to such claims, liquidated damages and back charges was estimated to be $160 million as of May, 2007.

          The federal government has not yet approved the May, 2007 updated finance plan for the project. In connection with its review of the May, 2007 updated finance plan, the federal government has raised a number of questions that the Turnpike Authority and the Commonwealth have been working to address. The May, 2007 updated finance plan included certain assumptions as to the timing of the availability of surplus funds in the owner-controlled insurance program (OCIP) trust to pay costs of the project, which assumptions were questioned by the federal government. Since the May, 2007 submission, the Turnpike Authority has obtained written approval from the OCIP trust insurer, AIG, for the withdrawal of approximately $43 million in OCIP trust funds to meet project cash flow needs.

          The Turnpike Authority expects to file an updated finance plan with the federal government to reflect the impact of AIG’s recent commitment to release excess funds from the OCIP trust on the project cash flow and to formally address all of the other issues raised by the federal government with respect to the May, 2007 finance plan update. The Commonwealth and the Turnpike Authority expect the updated finance plan will satisfy the requirements for federal approval and will result in the release of the withheld federal funds for the project.

          On January 23, 2008, the United States Attorney General and the Massachusetts Attorney General entered into a global resolution of criminal and civil claims with the joint venture of Bechtel/Parsons Brinckerhoff, Bechtel Infrastructure Corp. and PB Americas, Inc., f/k/a Parsons Brinckerhoff Quade and Douglas, Inc. (“Bechtel/Parsons Brinckerhoff”), the management consultant to the CA/T project. Bechtel/Parsons Brinckerhoff agreed to pay over $407 million to resolve its criminal and civil liabilities in connection with the collapse of part of the I-90 Connector Tunnel ceiling (described below) and defects in the slurry walls of the Tip O’Neill Tunnel. In addition, 24 section design consultants, other contractors who worked on various parts of the project, agreed to pay an additional $51 million to resolve certain cost-recovery issues associated with the design of the CA/T project. In total, the United States and the Commonwealth will recover $458 million, including interest. The Commonwealth has received $404.2 million to date. This settlement does not release the defendants from future catastrophic events having an aggregate cost of greater than $50 million, but the liability of Bechtel/Parsons Brinckerhoff for such a future catastrophic event is capped at $100 million.

          The settlement agreement and recently passed legislation require that the settlement amounts and certain other cost recovery amounts be deposited in a trust fund and dedicated to non-routine maintenance of the CA/T project and reimbursement of certain costs incurred by the Commonwealth and the Turnpike Authority to repair components of the project. All other cost recoveries, insurance proceeds and certain real estate proceeds will be deposited in the TIF for purposes of paying costs of the CA/T project or reimbursing the Commonwealth for payment of such costs. Of the $404.2 million received to date, $17 million has been deposited in the TIF. The Turnpike Authority and the Commonwealth are currently negotiating an amendment to the May, 2007 agreement described above to reflect, among other things, these recent developments with respect to cost recoveries and the application of such cost recoveries.

          On July 10, 2006, concrete ceiling panels in the eastbound portal of the I-90 Seaport Access Tunnel (Seaport Tunnel) that leads to the Ted Williams Tunnel came loose and fell on a traveling automobile and the roadway, causing bodily injury and the death of the passenger in the automobile, and extensive property damage to the Seaport Tunnel (the “Accident”). On July 10, 2007, the National Transportation Safety Board released its findings pertaining to the Accident. The Board’s assessment was that the proximate cause of the failure was the use of a fast-setting epoxy anchoring system which was susceptible to “creep,” i.e., the tendency for slippage or elongation with the application of sustained tensile loads. Repairs and other work related to the Accident and included in the May, 2007 finance plan update are estimated to cost $54 million. These costs are currently being borne by the Commonwealth. The Commonwealth and the Turnpike Authority anticipate that all such costs, and certain other project costs incurred by the Commonwealth and the Turnpike Authority, are eligible for reimbursement from the settlement amounts deposited in the CA/T trust fund described above.

          Following the Accident and pursuant to a new state law enacted in response to the Accident, the Executive Office of Transportation and Public Works assumed oversight and responsibility for the inspection and remediation of the Seaport Tunnel. In addition, the Commonwealth instituted a comprehensive safety audit of all tunnels that are part of the Metropolitan Highway System, including the tunnels that are part of the CA/T project (the so-called “stem-to-stern” review). The Legislature appropriated $20 million to fund the audit. Phase I of the safety audit addressed the most safety-critical elements of the CA/T project, including the tunnel components, as well as ceiling systems of the Sumner, Callahan and Central Artery North Area tunnels. Phase IA of the safety review responded to comments and Phase I recommendations and developed a scope and work plan for Phase II. Phase II of the safety review includes follow-up services related to the findings of Phase I and review of structural and life safety systems in other elements of the Metropolitan Highway System. As a result of the Phase I review, the epoxy anchors securing the ceiling panels in the Seaport Tunnel were replaced, and the tunnel was subsequently reopened. The Phase I review of the Ted Williams Tunnel ceiling panel anchors showed some evidence of distress and/or pull-out. Repairs were made at those locations that concerned inspectors and further study was conducted during Phase IA. Phases I and IA of the safety review have been completed. Phase II is expected to be completed in June, 2008. The Phase I report noted that the Authority has been responsive to the “stem-to-stern” recommendations. An implementation plan has been developed based on coordination between the Authority and the stem-to-stern team. The Phase I review concluded that “[o]verall, structural systems were conservatively designed and fundamentally robust, but not without some areas of concern. Phase I identified immediate and near-term concerns mainly related to falling hazards from unsound concrete, loose tunnel fixtures, and damaged metal poles, as well as loose anchorages of precast curtain walls at abutments. All immediate and near-term concerns have been addressed.”

          In late August and early September 2006, the Securities and Exchange Commission (SEC) sent letters to certain departments and instrumentalities of the Commonwealth requesting voluntary provision of documents and information regarding safety reviews of the CA/T project during the period January 1, 2004 to the present and related disclosures. On January 8, 2008, the SEC notified the Commonwealth that the SEC did not intend to pursue any enforcement action, thus closing the inquiry.

          Recent Developments. As of June 3, 2008, approximately $249.8 million in supplemental appropriations have been approved in fiscal 2008, with another $113.3 million pending in the Legislature. Based on historical trends and fiscal 2008 spending to date, the Executive Office for Administration and Finance is currently anticipating approximately $206.5 million in reversions in fiscal 2008 ($45.4 million of which are anticipated to be carried forward into fiscal 2009) and approximately $146.6 million in deficiencies.

          On May 23, 2008, the Governor filed legislation requesting new supplemental appropriations totaling $113.3 million, including $36 million for MassHealth caseload, payment rate and utilization increases that cannot be absorbed through savings in other areas within the MassHealth program, $29.4 million for the Group Insurance Commission to address increased costs for state employee health created by unanticipated utilization, $14.9 million for County Corrections to address deficiencies in the offices of six County Sheriffs, $10 million for increased caseloads at the Department of Social Services (DSS) and the Department of Transitional Assistance (DTA) and $2.4 million for the Department of State Police to address a cruiser fuel deficiency and overtime pay obligations.

          On May 30, 2008, the Governor approved $84.3 million in supplemental appropriations, including $25.5 million to address the increasing welfare caseloads at the Department of Transitional Assistance and Department of Early Education and Care, $17.7 million for the Committee for Public Counsel Services, $10.3 million for incurred snow and ice removal costs at the Massachusetts Highway Department and the Department of Conservation and Recreation and $10.1 million for County Corrections. The supplemental bill also authorizes the transfer of an additional $187.3 million to the Commonwealth Care Trust Fund, of which $153.1 million would be for the Commonwealth Care Program and $15.7 million would be for the Health Safety Net Trust Fund. The bill also authorizes the transfer of $11.5 million to the State Retiree Benefits Trust Fund to support utilization of health care and other non-pension benefits for retired members of the system. The Commonwealth anticipates it will receive an additional $92.3 million in federal reimbursement due to the increased spending.

          Tax revenue collections for the first eleven months of fiscal 2008, ended May 31, 2008, totaled $18.617 billion, an increase of $1.174 billion, or 7.2%, over the same period in fiscal 2007. The year-to-date tax revenue increase of $1.174 billion (through May, 2008) over the same period in the prior year is attributable in large part to an increase of approximately $435.7 million, or 5.5%, in withholding collections, an increase of approximately $340.6 million, or 20.9%, in income tax estimated payments, an increase of approximately $316.8 million, or 16.5%, in income tax payments with returns and extensions, an increase of approximately $24 million, or 0.6%, in sales and use tax collections, and an increase of $91.3 million, or 4.7%, in corporate and business tax collections, which are partially offset by changes in other revenues (net of refunds). The year-to-date fiscal year 2008 collections (through May) were $632 million above the benchmark estimate for the corresponding period, which was based on the fiscal 2008 consensus tax estimate of $20.225 billion adjusted for subsequent tax law changes. Of this above-benchmark performance in revenues, $218 million was mainly due to large one-time payments of corporate and business taxes received in February and March.

          Other Factors. Many factors affect the financial condition of the Commonwealth, including many social, environmental, and economic conditions, which are beyond the control of the Commonwealth.

Special Considerations Regarding New Jersey

          New Jersey Economic Information and Trends. New Jersey’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

          New Jersey’s economy continued to expand during in 2007, but at a slower pace compared to the steady economic recovery in 2006. New Jersey’s payroll employment increased at an average rate of 0.6% in 2007 after growing at rates of 0.9% in 2006 and 1.0% in 2005. The monthly unemployment rate for New Jersey in December 2007 was 4.5% and remains below the national unemployment rate. According to the United States Commerce Department, Bureau of Economic Analysis, in a release dated December 21, 2007, the preliminary growth rate for New Jersey’s personal income of 6.4% for the third quarter of 2007 was above the revised 5.1% rate for the second quarter 2007. However, given the general economic slow down in the national economy, the average annual growth in personal income for New Jersey is expected to show growth of less than 5.0% in 2008. The rate of inflation in New Jersey is expected to remain under control; however, higher energy prices are a concern. Low interest rate have supported spending on housing and other consumer durables in New Jersey. New Jersey’s economy is expected to follow the national trend in 2008. New Jersey and the nation are expected to continue to experience moderating near term economic growth in 2008. The latest New Jersey economic forecasts from Global Insight, Moody’s Economy.com, and Rutgers University expect continued economic growth at a moderate pace, while also indicating that economic growth may slow down due to the subprime mortgage crisis and a slowing housing sector. New Jersey and the nation may experience further near-term slow growth, and the expected pace of economic expansion may stall further if consumers, investors, and businesses become more concerned about geopolitical tensions, energy prices, the subprime mortgages crises and other financial market turmoil. To a large extent, the future direction of economic expansion nationally and in New Jersey hinges on the assumptions regarding economic recession, stable energy prices and financial markets. With the passage of the federal economic stimulus package along with supportive monetary and fiscal policies, the long run prospects for economic growth of New Jersey are expected to remain stable in 2008 and beyond.

New Jersey’s Budget and Appropriation System – Current Operating Expenses.

          The General Fund. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The New Jersey Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2005 was $461.7 million, for fiscal year 2006 was $1,216.7 million and for fiscal year 2007 was $1,410.4. For fiscal year 2008 and 2009, the balance in the undesignated General Fund is estimated to be $951.1 and $118.7 million, respectively. The fund balances are available for appropriation in succeeding fiscal years.

          Tax and Revenue Anticipation Notes. In fiscal year 1992, New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey has authorized the issuance of up to $2,500,000,000 of such notes for fiscal 2008. New Jersey has issued notes in the amount of $2,000,000,000 on September 13, 2007. The notes shall be payable on June 24, 2008. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

New Jersey Capital Project Financings

          General Obligation Bonds. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain New Jersey tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2007 was $2,832,059,928. The appropriation for the debt service obligation on outstanding projected indebtedness is $405.9 million for fiscal 2009.

          Pay-As-You-Go. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal 2008, the amount appropriated for this purpose is $1,280.6 million. The recommended appropriation for such purpose for fiscal year 2009 as contained in the Governor’s Fiscal Year 2009 Budget Message is $1,196.0.

Other Long Term Debt Obligations of New Jersey

          “Moral Obligation” Bonds. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet the payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as “moral obligation” bonds. Those New Jersey authorities and instrumentalities that issue bonds that constitute a “moral obligation” of New Jersey include: (i) New Jersey Housing and Mortgage Finance Agency; (ii) South Jersey Port Corporation; and (iii) New Jersey Higher Education Student Assistance Authority. There is no statutory limitation on the amount of “moral obligation” bonds which may be issued by eligible New Jersey entities. As of June 30, 2007, outstanding “moral obligation” bonded indebtedness issued by New Jersey entities total $1,764,685,000 and fiscal 2008 debt service subject to “moral obligation” is $82,212,057.

          Obligations Supported by New Jersey Revenue Subject to Annual Appropriation. New Jersey has entered into a number of leases and contracts described below (collectively, the “Agreements” and each an “Agreement”) with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey’s obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below (“swap agreements”) entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counterparty and the swap counterparty is required to pay the issuer a variable rate in accordance with the swap agreement. If the swap agreement is terminated prior to its stated termination date, either the issuer or the swap counterparty may be required to make a termination payment to the other party. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer’s related obligation, the issuer must pay such deficiency. New Jersey’s obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

          New Jersey Economic Development Authority. The New Jersey Economic Development Authority (“NJEDA”) issues bonds secured by Agreements pursuant to, among others, the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey, subject to appropriation by the New Jersey Legislature); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey’s retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the “Abbott” districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey’s share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (v) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Motor Vehicle Commission facilities (authorized in an amount not exceeding $160 million); (vi) pursuant to the Municipal Rehabilitation and Economic Recovery Act the NJEDA is authorized to issue bond for the purpose of making loans and grants to sustain economic activity in qualified municipalities; (vii) pursuant to the Business Employment Incentive Program Act, the NJEDA is authorized to issue bonds to provide funds for the payment of, among other things, certain business employment incentive grants in consideration of the attainment of certain employment promotion targets; (viii) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA); and (ix) pursuant to the Cigarette Tax Securitization Act of 2004, the NJEDA is authorized to issue bonds payable, and secured by, a portion, $0.0325 per cigarette, of the cigarette tax imposed pursuant to N.J.S.A. 54:40A-1 et seq.

          New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority (“NJEFA”) issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey’s public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey’s institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

          New Jersey Transportation Trust Fund Authority. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the “NJTTFA”) for the purpose of funding a portion of New Jersey’s share of the cost of improvements to its transportation system. The principal amount of the NJTTFA’s bonds, notes or other obligations which may be issued in any fiscal year commencing with the fiscal year commencing July 1, 2006 and ending with the fiscal year beginning July 1, 2010, generally may not exceed $1,600,000,000 in any fiscal year, as such amount shall be reduced in each of those fiscal years by the amount by which the appropriation of New Jersey funds to the Transportation Trust Fund Account for that fiscal year shall exceed $895,000,000; provided, however, that if a portion of that permitted amount of debt, less any reduction as provided above, is not incurred in a fiscal year, an amount not greater than the unused portion may be incurred in a subsequent fiscal year in addition to the amount otherwise permitted, subject to the approval of the Joint Budget Oversight Committee of the New Jersey Legislature. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation, subject to appropriation by the New Jersey Legislature.

          New Jersey Building Authority. The New Jersey Building Authority (“NJBA”) issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds, subject to appropriation by the New Jersey Legislature.

          New Jersey Sports and Exposition Authority. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the “NJSEA”) to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds, subject to appropriation by the New Jersey Legislature.

          Garden State Preservation Trust. In July 1999, New Jersey established the Garden State Preservation Trust (“GSPT”) for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1.15 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer, subject to appropriation by the New Jersey Legislature.

          New Jersey Health Care Facilities Financing Authority. Pursuant to Legislation, the New Jersey Health Care Facilities Financing Authority (“NJHCFFA”) is authorized to acquire, construct and lease a project to the New Jersey Department of Human Services (“DHS”) and to issue bonds to finance each project, the debt service on which shall be paid by DHS, subject to appropriation by the New Jersey Legislature. Under the Hospital Asset Transformation Program, NJHCFFA is authorized to issue bonds to provide funds to any nonprofit health care organization in order to, among other things, satisfy the outstanding indebtedness of a hospital, pay the costs of transitioning or terminating the provision of hospital acute care services at a specific location, including the costs of construction, renovation, equipment, information technology and working capital, and pay the costs associated with the closure or acquisition of a general hospital. Such bonds are special obligations of NJHCFFA payable from amounts paid to it under a contract between HCFFA and the New Jersey Treasurer, subject to appropriation by the New Jersey Legislature.

          Each of the NJEDA, the NJBA, the NJSEA and the NJTTFA have entered into a number of swap agreements with respect to certain bond issues. In each case, the outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto. The State’s obligation to make payments under the swap agreements is subject to appropriation by the New Jersey Legislature.

          New Jersey Certificates of Participation. New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement, subject to appropriation by the New Jersey legislature.

          New Jersey Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws. The NJEFA is also authorized to issue its obligations to finance county college capital facilities which are secured in whole or in part by an agreement with the New Jersey Treasurer, subject to appropriation by the New Jersey Legislature.

          Department of Human Services Programs. The NJEDA issues revenue bonds from time to time on behalf of non-profit community services providers. The payment of debt service on these bonds as well as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between DHS and these providers, subject to appropriation by the New Jersey legislature.

          Conduit Indebtedness of New Jersey Authorities and Instrumentalities. Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

Counties and Municipalities

          Regulation of County and Municipal Finance. New Jersey’s county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the “Division”) in the New Jersey Department of Community Affairs.

          The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the “Local Budget Law”) imposes specific budgetary procedures upon counties and municipalities (“local units”). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the “Director”). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

          The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the “Cap Law”) limits the year-to-year increase of the total appropriations of any local unit to either 2.5% or a cost-of-living adjustment determined annually by the Director, whichever is less. However, where the cost-of-living adjustment is less than 2.5%, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 3.5%. Regardless of the rate utilized, certain exceptions exist to the Cap Law’s limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds; (iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year’s cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

          Additionally, new legislation constituting P.L. 2007, c.62, effective April 3, 2007, imposed a 4% cap on the tax levy of a municipality, county, fire district or solid waste collection district, with certain exceptions and subject to a number of adjustments. The exclusions from the limit include increases required to be raised for debt service on the local unit’s bonds and notes, increases to replace certain lost state aid, increases in certain pension contributions, increases in the reserve for uncollected taxes required for municipalities, and certain increases in health care costs over 4%. The Division may approve waivers for certain extraordinary costs identified by statute, and voters may approve increases over 4% not otherwise permitted by a vote of 60% of the voters voting on a public question.

          Regulation of the Issuance of Bonds by Counties and Municipalities. New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then, with certain exceptions, only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt (“statutory deduction”) from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

School Districts

          Regulation of School District Finance. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the “School Intervention Act”). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent.

          New Jersey’s school districts operate under the same comprehensive review and regulation as do its counties and municipalities, including, without limitation, the new legislation constituting P.L. 2007, c.62, effective April 3, 2007, discussed above. Certain exceptions and differences are provided, but New Jersey’s supervision of school finance closely parallels that of local governments.

          Regulation of the Issuance of Bonds by School Districts. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the “School Bond Law”), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see “Counties and Municipalities – Regulation of the Issuance of Bonds by Counties and Municipalities” herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

          School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

          If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district’s borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

          In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

          School District Lease Purchase Financings. School districts are permitted to enter into lease purchase agreements for the acquisition of equipment, for the acquisition of land and school buildings and for the construction or the improvement of the school buildings. Generally, lease purchase agreements cannot exceed five years except for certain energy saving equipment which may be leased for up to 15 years if paid from energy savings. Lease purchase agreements for school facilities for a term of five years or less (longer leases for such purposes are no longer permitted) must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district’s budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years issued under prior law, will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district’s spending limitation of the General Fund.

          New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated fund for the support of free public schools (the “Fund”). Amendments to the Act provide that the Fund will be divided into two school bond reserve accounts. All bonds issued prior to July 1, 2003 shall be benefited by a school bond reserve account funded in an amount equal to 1-1/2% of the aggregate amount of issued and outstanding bonded indebtedness of New Jersey counties, municipalities or school districts for school purposes issued prior to July 1, 2003 and all bonds issued on or after July 1, 2003 shall be benefited by a school bond reserve account equal to 1% of the aggregate amount of issued and outstanding bonded indebtedness of New Jersey counties, municipalities or school districts for school purposes issued on or after July 1, 2003, provided in each case, that such amounts do not exceed the moneys available in the applicable account. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

Local Financing Authorities

          Regulation of Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

          Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director of the Division reviews and approves annual budgets of authorities and special districts.

          Regulation of the Issuance of Bonds by Local Financing Authorities. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, none of the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

          Pollution Control Bonds. In the 1970s, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey’s system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and workout financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

          Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of “qualified bonds.” Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner of Education of New Jersey, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These “qualified bonds” are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey.

Litigation of the State of New Jersey

          General. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

          New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

          At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $148,600,000 for tort and medical malpractice claims pending as of December 31, 2007. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

          Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this SAI.

Special Considerations Regarding New York

          As described in the Prospectus, under normal circumstances, the Market Vectors New York Long Municipal Index ETF will invest at least 80% of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York (“New York” or the “State”) that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Such an official statement, together with any updates or supplements thereto, may generally be obtained upon request to the Division of Budget of the State of New York (“DOB”). More detailed information about the State is available on the DOB’s website, www.budget.state.ny.us.

          The New York State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy..

          Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The financial activities sector share of total wages is particularly large for the State relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector. Important industry sectors in the State include the following:

          • Services. The services industry includes professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries account for more than four of every 10 nonagricultural jobs in New York, and, except for leisure and hospitality, each account for a higher proportion of total jobs than the rest of the nation.

          • Manufacturing. Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment.

          • Trade, Transportation & Utilities. The trade, transportation, and utilities supersector accounts for the second largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation.

          • Financial Activities. New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages.

          • Agriculture. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2% of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits and vegetables. New York ranks among the nation’s leaders in the production of these commodities.

          • Government. Federal, State and local governments together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

          The State’s Fund Structure. The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds, All Government Funds, which includes both State and Federal Funds, comprise five major fund types, and provides the most comprehensive views of the financial operations of the State. It includes:

          • The General Fund. The General Fund is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund, including most State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources.

          • Special Revenue Funds. Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), that are legally restricted to specified purposes.

          • Federal Special Revenue Funds. Federal Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), that are legally restricted to specified purposes.

          • Capital Projects Funds. Capital Projects Funds, account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds).

          • Debt Service Funds. Debt Service Funds account for the accumulation of resources (including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of lease-purchase rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

          The State Constitution requires the Governor to submit an Executive Budget that is balanced in the General Fund which receives the majority of State taxes.

          State Finances. The following is a summary of the State’s major revenue sources.

          • Personal Income Tax. Personal income taxes are imposed on the New York source income of individuals, estates and trusts. Personal income taxes are projected to account for roughly 61% of estimated All Funds tax receipts during the State’s 2009-10 fiscal year. The State tax adheres closely to the definitions of adjusted gross income and itemized deductions used for Federal personal income tax purposes, with certain modifications. Receipts from this tax are sensitive to changes in economic conditions in the State.

          • Sales and Use Tax. User taxes and fees consist of several taxes on consumption, the largest of which is the State sales and compensating use tax. The sales and use tax is imposed, in general, on the receipts from the sale of all tangible personal property. Certain charges for meals, admissions, hotel and motel occupancy and dues are also subject to the tax. The current State sales tax rate is 4.0%, of which 3.0% is deposited in the General Fund and 1.0% is deposited in the Local Government Assistance Tax Fund to meet debt service obligations. Receipts in excess of debt service requirements are transferred to the General Fund. Although there are numerous exemptions, the most significant are: food; clothing and footwear costing less than $110; drugs; medicine and medical supplies; residential energy; capital improvements and installation charges; machinery and equipment used in manufacturing; trade-in allowances; and goods sold to Federal, state or local governments.

          • Business Taxes. Business taxes include a general business corporation franchise tax as well as specialized franchise taxes on banks, insurance companies, certain transportation and transmission companies, and a cents-per-gallon-based levy on businesses engaged in the sale or importation for sale of various petroleum products. The corporation franchise tax is the largest of the business taxes, and the State’s third largest source of revenue. It is imposed on all domestic general business corporations and foreign general business corporations which do business or conduct certain other activities in the State. The tax is imposed, generally, at a rate of 7.1% of taxable income allocated to New York. Taxable income is defined as Federal taxable income with certain modifications.

          • Other Taxes. Other tax revenues include taxes on legalized gambling, the estate tax, taxes on real estate transfers, certain other minor taxes and residual receipts following the repeal of the real property gains tax and the gift tax.

          State Budget Process. The State budget process begins with the Governor’s submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. The Legislature may strike out or reduce an item of appropriation recommended by the Governor. The Legislature may add items of appropriation, provided such additions are stated separately. These additional items are then subject to line-item veto by the Governor. If the Governor vetoes an appropriation or a bill (or a portion thereof) related to the budget, these items can be considered in accordance with the rules of each house of the Legislature. If approved by two-thirds of the members of each house, such items will become law notwithstanding the Governor’s veto. Once the appropriation bills and other bills become law, the “DOB” revises the State Financial Plan to reflect the Legislature’s actions, and begins the process of implementing the budget.

          2009-10 Enacted Budget. The 2009-10 Enacted Budget (defined below) closes the largest budget gap ever faced by the State. The combined “current services budget gap” (which includes projected and current deficits) for fiscal years 2008-09 and 2009-10 totaled $20.1 billion before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary Federal aid. The combined current services gap for 2008-09 and 2009-10 grew steadily over the past year, increasing four-fold since May 2008. The $15 billion increase in the combined gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the current economic downturn and dislocation in the financial markets. The current recession has been characterized by a loss of vast sums of wealth from depressed equity and real estate markets. This is expected to have a substantial impact on taxable income and, by extension, State tax receipts. State adjusted gross income is expected to fall by $52 billion in 2008-09 and $53 billion in 2009-10, which, if these expectations are met, would be more than twice the losses seen in the 2001-2002 recession.

          The gap-closing plan for 2008-09 and 2009-10 was enacted in two parts. First, in early February 2009, the Governor and Legislature approved a deficit reduction plan (“DRP”) for 2008-09. The DRP provided approximately $2.4 billion in savings over the two-year period, reducing the combined gap from $20.1 to $17.7 billion. Second, in March 2009, the Governor and Legislature reached final agreement on a budget for 2009-10, with the Legislature completing action on all appropriations and enabling legislation to implement the budget on April 3, 2009 (“2009-10 Enacted Budget”). All debt service appropriations for 2009-10 were enacted on March 5, 2009.

          The 2009-10 Enacted Budget contains a total of $13.9 billion in gap-closing actions, including $6.5 billion in actions to restrain spending, $5.4 billion in actions to increase receipts, and $2 billion in non-recurring actions (more than half of which were used in 2008-09 to close a gap that opened in the last half of the fiscal year). The most significant actions include: freezing the foundation aid and Universal Pre-Kindergarten education aid programs at 2008-09 levels; eliminating certain property tax rebates; instituting Medicaid cost-containment; reducing the size of the State workforce; and increasing personal income tax rates on high-income earners.

          In addition, the gap-closing plan includes $6.2 billion in direct fiscal relief that the Federal government is providing to the State under the American Recovery and Reinvestment Act of 2009 (“ARRA”) to stabilize State finances and help prevent reductions in essential services. This extraordinary aid consists of $5 billion in reimbursements to the Medicaid State from the Federal government and $1.15 billion in Federal aid provided by the ARRA State Fiscal Stabilization Fund (“SFSF”), of which $624 million was used to eliminate the 2008-09 gap, and $675 million was applied to close a portion of the 2009-10 gap.

          The State projects new issuance of $599 million in general obligation bonds, $577 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation, $520 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities, $100 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories, and $4.1 billion in State Personal Income Tax (“PIT”) Revenue Bonds to finance various capital programs.

          When the 2009-2010 Enacted Budget was implemented, DOB estimated that, after gap-closing actions and Federal aid, the General Fund for 2009-2010 was balanced, and projected budget gaps of $2.2 billion in fiscal year 2010-2011, $8.8 billion in fiscal year 2011-2012 and $13.7 billion in 2012-2013. After accounting for the DRP and the forecast revisions, as of February 15, 2010 the General Fund has an estimated shortfall of $1.4 billion remaining in the current fiscal year. Rather than proposing additional gap-closing measures in the current fiscal year, when the range of options for achieving recurring savings is increasingly limited, the State expects to carry the budget shortfall forward into 2010-11, and address it in the Executive Budget as part of a multi-year plan that emphasizes recurring savings (see “2010-11 Executive Budget,” below). As required by law, the State ended the 2008-09 fiscal year in balance in the General Fund.

          Overall, tax receipts growth in the two fiscal years following 2009-10 is expected to grow within a range of 2-8%. This reflects an economic forecast of a national recovery beginning in the third quarter of 2009 with many aspects of the State’s recovery lagging into 2010. This growth is supported significantly by revenue actions in the

Enacted Budget, including the three-year temporary increase in PIT rates. Tax receipts in 2012-2013 are expected to decline slightly, primarily due to the expiration of the temporary rate increase.

          In January 2007, the State created a new statutory Rainy Day Reserve that has an authorized balance of 3% of General Fund spending. The Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-2008.

          The Debt Reduction Reserve Fund (“DRRF”) was created in 1998 to set aside resources that could be used to reduce State-supported indebtedness either through the use of DRRF as a cash financing source, to reduce debt service costs, or to defease outstanding debt. The 2009-10 Enacted Budget authorizes up to $250 million for the DRRF to deal with uncertain market conditions. This appropriation will only be funded if resources become available, and would give the State the flexibility to react to market conditions and apply additional resources to mitigate risks in the State’s debt portfolio. This appropriation could be used to fund swap termination costs, capital projects, cost of issuance, or to defease high cost debt.

          State Indebtedness and Other Obligations. State-related debt includes State-supported debt, where the state, subject to an appropriation is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. “State-supported debt” is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. Since May 2002, the State has financed its capital program, previously financed through lease-purchase and contractual obligations of public authorities, with State PIT Revenue Bonds.

          • Limitations on State-Supported Debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term (i.e., for more than one year) general obligation borrowing unless the borrowing is authorized in a definite amount for a specific purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. Under State law, the use of debt is limited to capital works and purposes only, with a maximum term of 30 years. New State-supported debt outstanding was limited to 0.75% of State personal income in 2000-2001 and will gradually increase until it is fully phased-in at 4% of State personal income in 2010-2011. Similarly, new State-supported debt service costs were limited to 0.75% of total governmental funds receipts in 2000-2001 and this limit gradually increase until it is fully phased in at 5% in the 2013-2014 fiscal year. State-related debt outstanding is expected to increase slightly in 2009-10 to 6.0% of personal income from 5.6% in 2008-2009.

          Limitations on the issuance of State-supported debt and debt service costs must be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for permitted new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

          Current projections estimate that debt outstanding and debt service costs will continue to remain below limits imposed by State law throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Available cap room, in regards to debt outstanding, is expected to decline from 0.74% ($6.8 billion) in 2009-2010 to only 0.08% ($763 million) in 2011-2012, a decrease of 88% or $6 billion. In addition, debt outstanding is projected to exceed the cap by 0.03% ($314 million) in 2012-2013 and by 0.04% ($384 million) in 2013-2014. The State plans to take actions in future budget cycles before fiscal year 2012-13 in order to stay within the statutory debt limits.

          The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 20% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 20% of total outstanding State-supported debt.

          • General Obligation Bonds. General obligation debt is currently authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, aviation, mass transportation, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. The amount of general obligation bonds issued in the 2008-2009 fiscal year (excluding refunding bonds) was $455 million, and as of March 31, 2009, the total amount of general obligation debt outstanding was $3.3 billion. Approximately $599 million in general obligation bonds are expected to be issued in the 2009-2010 fiscal year.

          • Short-Term Borrowings. Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (“TRANs”), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue TRANs has been limited due to the enactment of the fiscal reform program which created the Local Government Assistance Corporation. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

          • Personal Income Tax Revenue Bonds. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the Dormitory Authority of the State of New York (“DASNY”), the New York State Environmental Facilities Corporation, the Housing Finance Agency (“HFA”), the New York State Thruway Authority (“Thruway Authority”) and the Urban Development Corporation (“UDC”) (collectively, the “Authorized Issuers”). The legislation provides that 25% of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on State PIT Revenue Bonds, with excess amounts returned to the General Fund. In the event that: (i) the Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds; or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 25% of annual PIT receipts or $6 billion.

          State PIT Revenue Bonds are expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2009, approximately $13.7 billion of State PIT Revenue Bonds were outstanding. The 2009-10 Enacted Budget projects that $4.1 billion of State PIT Revenue Bonds will be issued in 2009-10.

          • Interest Rate Exchange Agreements. As of March 31, 2009 five issuers, DASNY, UDC, HFA, Local Government Assistance Corporation (“LGAC”) and the Thruway Authority have entered into a notional amount of $4.0 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, which is equal to 8.5% of total debt outstanding.

          The State is currently repositioning its swaps portfolio to mitigate the negative effects of the ongoing credit crisis in the global markets. From March 2008 through March 2009, the State terminated a notional amount of swaps totaling approximately $2.0 billion. Of this amount, the bankruptcy of Lehman Brothers Holdings, Inc. resulted in the automatic termination of a notional amount of swaps totaling approximately $565 million. Given the current dislocations in the underlying variable rate markets and recent experience with the existing portfolio of swaps, the State has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts. As of March 31, 2009, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $577 million, which represents the total amount the State would pay to the respective counterparties should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, if interest rates rise from levels that existed in March 2009, it is expected the State’s termination amounts would decline. The State plans to continue to monitor and manage counterparty risk on a monthly basis.

          • Net Variable Rate Obligations. As of March 31, 2009 the State had about $1.8 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap or 3.8% of total debt outstanding. That amount includes $1.7 billion of unhedged variable rate obligations and $128 million of synthetic variable rate obligations. The State also has $2.4 billion of fixed rate obligations that may convert to variable rate obligations in the future. This includes $1.8 billion in State-supported convertible rate bonds currently outstanding. These bonds bear a fixed rate until future mandatory tender dates in 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. Legislation enacted in 2005 amended the State Finance Law to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year do not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

          • Contingent Contractual-Obligation Financing. The State may also enter into statutorily authorized contingent contractual-obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on the bonds. The State has never been required to make any payments, and does not expect to make payments, under this financing arrangement in the 2009-10 fiscal year.

          • Moral Obligation Financings. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. There has never been a payment default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2009-10 fiscal year.

          • State-Guaranteed Financings. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority. The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State.

          • State-Supported Lease-Purchase and Contractual-Obligation Financings. The State utilizes certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments, various capital programs, including those which finance the State’s highway and bridge program, SUNY and CUNY educational facilities, health and mental hygiene facilities, prison construction and rehabilitation, economic development projects, State buildings and housing programs, and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

          The State has never defaulted on any of its general obligation indebtedness or its obligations under lease purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          Public Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities, namely public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using State-supported or State-related debt financings. As of December 31, 2008, there were 19 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was approximately $140 billion, only a portion of which constitutes State-supported or State-related debt.

          New York City. The fiscal demands on the State may be affected by the fiscal condition of the New York City (the “City”), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

          Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that New York City, other localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

          2010-11 Executive Budget. On January 19, 2010, the Governor presented his Executive Budget for 2010-11 to the Legislature. The Executive Budget Financial Plan (the “Initial Executive Budget Financial Plan” or “Initial Plan”) reflected recommendations to eliminate a General Fund budget gap in 2010-11 that was then estimated at approximately $7.4 billion. The budget gap included an estimated budget shortfall of $500 million in 2009-10 (the current fiscal year) that was expected to be carried forward into 2010-11.

          On February 9, 2010, the Governor submitted amendments to the Executive Budget (together with the Initial Plan, the “Updated Financial Plan”). The Updated Financial Plan reflects the (a) impact of the Governor’s amendments and (b) substantive forecast revisions to the multi-year projections of receipts and disbursements that were set forth in the Initial Plan, based on updated information through January 2010.

          The Updated Financial Plan projects that the budget gap that must be addressed in 2010-11 increased by $750 million to $8.2 billion. The increase from the Initial Plan was due to downward revisions to the PIT forecast based on January 2010 results, and higher expected spending for Medicaid. The revisions increased the current-year budget shortfall that is expected to be carried into 2010-11 to $1.4 billion, an increase of $880 million from the Initial Plan.

          The Updated Financial Plan identifies additional gap-closing resources and actions to fully eliminate the additional General Fund gap (including the 2009-10 budget shortfall) and maintain a balanced Executive Budget proposal, as required by law.

          The most significant new gap-closing resource is an anticipated six-month extension of a higher Federal Medical Assistance Percentage (“FMAP”) for eligible State Medicaid expenditures. On February 1, 2010, President Obama released his Executive Budget for Fiscal Year 2011. The President’s Budget recommends a six-month extension of the temporary increase in the FMAP that was authorized in the American Recovery and Reinvestment Act (“ARRA”). Under the ARRA, the higher FMAP for eligible Medicaid expenditures currently in effect would expire on December 31, 2010. DOB estimates that, if approved, the extension of higher FMAP through June 30, 2011 would provide approximately $1.1 billion in Financial Plan savings in both the 2010-11 and 2011-12 fiscal years. If the extension of FMAP were not approved, the State would be required to take an additional $575 million in gap-closing actions, as well as eliminate the resources reserved for fiscal uncertainties.

          The Updated Financial Plan would fully eliminate the 2010-11 budget gap of $8.2 billion (which includes the $1.4 billion shortfall carried forward from 2009-10), and reduce the projected gap in 2011-12 from $14.5 billion to $5.4 billion. The Updated Financial Plan would, if enacted in its entirety:

          • Provide over $8.7 billion in gap-closing actions and resources, which, if approved, would permit the State to set aside nearly $500 million in resources above what is needed to balance the 2010-11 budget to deal with fiscal uncertainties;

          • Reduce spending from the current-services forecast by approximately $5.0 billion in 2010-11, in both the General Fund and in State Operating Funds;

          • Hold spending on all measures at well below the rate of inflation, excluding the impact of payment deferrals that artificially lower spending in 2009-10 and increase it in 2010-11; and

          • Maintain the State’s rainy day reserves at $1.2 billion.

          The Updated Financial Plan does not advance any proposals to close the budget gaps with deficit borrowing, which would likely have an immediate adverse impact on the State’s credit rating and add to the long-term budget imbalance. Under the Updated Financial Plan, the combined four-year gap (2010-11 through 2013-14) is reduced by more than half, declining from $62 billion to $28 billion.

          Reductions to current-services spending total approximately $5 billion in the State Operating Funds ($5.9 billion in the General Fund) and constitute 68% of the Updated Financial Plan. The proposed reductions affect nearly every activity financed by State government, ranging from aid to public schools to agency operations to capital expenditures.

          The Updated Financial Plan includes $1.2 billion in tax and fee increases. These include a new excise tax on syrup used in soft drinks and other beverages ($465 million), a franchise fee paid by grocery stores to allow the sale of wine ($254 million), a $1 per pack increase in the cigarette tax ($210 million), and an assessment on health care providers ($216 million), all of which are earmarked to help pay for existing health care expenses. In addition, audit and compliance activities are expected to increase the tax base by approximately $221 million annually.

          Non-recurring resources, which comprise 7% of the actions proposed in the Updated Financial Plan, total $565 million. Importantly, this is less than the annual growth in savings achieved by recurring gap-closing actions which grow in value by approximately $1.4 billion from 2010-11 to 2011-12.8 As a result, the non-recurring actions will not increase the budget gap in 2011-12.

          Anticipated Federal aid accounts for the balance of the Updated Financial Plan.

          DOB believes that the Updated Financial Plan would, if enacted in its entirety, provide for balanced operations in the General Fund in 2010-11. The budget gap for 2011-12 would be reduced by more than half, declining from $14.5 billion to $5.4 billion. Future budget gaps would total $10.7 billion in 2012-13 (a reduction of $7.8 billion from projected current-services levels) and $12.4 billion in 2013-14 (a reduction of $8.5 billion from current-services levels).

          These budget gaps, which remain relatively high by historical standards even after the substantial reductions recommended in the gap-closing plan, are significantly affected by the expected end of extraordinary Federal stimulus aid for Medicaid, education, and other governmental purposes. Governor Paterson has asked Lieutenant Governor Ravitch to develop a plan to eliminate the structural imbalance within four years. The Lieutenant Governor has assembled a working group of fiscal experts to develop and evaluate options to help bring the long-term growth in spending in line with receipts.

          DOB estimates the State will end 2009-10 with a General Fund balance of $1.4 billion, including $1.2 billion in the rainy day reserves. This assumes that the shortfall for 2009-10 is carried forward into 2010-11 and that the DRP actions planned for the current year are achieved in their entirety.

          After gap-closing actions, the year-end balance for 2010-11 would total $1.9 billion, an increase of $533 million from 2009-10. The State’s principal reserve funds are expected to remain unchanged, but approximately $485 million in additional General Fund resources would be expected to be available if (a) the Executive Budget was enacted in its entirety and (b) the Congress were to approve a six month extension for FMAP at the levels expected in the Updated Financial Plan. In addition, the balance in the Community Projects Fund, which finances discretionary (“member item”) grants allocated by the Legislature and Governor, is expected to increase by $48 million from 2009-10.

          Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, “moral obligation” bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State’s credit rating has historically been upgraded and downgraded much more frequently than most other states.

          The combined state and local taxes of residents of the State, and particularly of residents of the City, are among the highest in the country, which may limit the ability of the State and its localities to raise additional revenue. In addition, combined State and local debt per capita in the State is significantly above the national average and debt service expenditures have represented an increasing claim on State and local budgets.

          Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no responsibility on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

Special Considerations Regarding Ohio

          The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

          Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

          There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

          Much of this information is as of May 1, 2008, particularly debt figures and other statistics.

          Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

          While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State’s area devoted to farming and a significant portion of total employment in agribusiness.

          In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%), in 2005 (5.9% vs. 5.1%), in 2006 (5.5% vs. 4.6%) and in 2007 (5.6% vs. 4.6%). In March 2008, the State unemployment rate was higher than the national rate (5.7% vs. 5.1%). The unemployment rate and its effects vary among geographic areas of the State.

          There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Market Vectors—Ohio Municipal Index ETF or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

          The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 Fiscal Year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

          The GRF ending fund balance for Fiscal Year 2007 was $215,534,000.

          Recent biennium ending GRF balances were:

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)

1996-97	$1,367,750,000	$834,933,000	$149,033,000
1998-99	1,512,528,000	976,778,000	221,519,000
2000-01	817,069,000	219,414,000	206,310,000
2002-03	396,539,000	52,338,000	52,338,000
2004-05	1,209,200,000	682,632,000	127,800,000
2006-07	1,432,925,000	215,534,000	215,534,000

(a)	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the Fiscal Year year.
(b)	Reflects the ending fund balance less any amounts designated for transfer to other funds, including the BSF.

          Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balance (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

          The appropriations acts for the 2008-09 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

          The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums.

          1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

          1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

          2000-01. The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the ITRF.

          In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

          In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Year 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

          2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Year 2002-03, primarily as a result of continuing weak economic conditions with budgetary pressures during this period primarily due to lower than anticipated levels of receipts from certain major revenue sources.

          Consideration came in four general time frames – the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002 and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

          The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160,000,000 from the BSF and $100,000,000 from the Family Services Stabilization Fund aimed at achieving Fiscal Year year and biennium ending positive GRF fund balances, based on then current estimates and projections.

          The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions taken to address those shortfalls included:

•

Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

•

December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248,000,000 from the BSF to the GRF during the current biennium thereby reducing the estimated BSF balance to $607,000,000; reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Year 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game estimated to generate approximately $40,000,000 annually beginning in Fiscal Year 2003.

          Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRF of the then remaining BSF balance ($607,000,000) as needed in Fiscal Year 2002 and 2003, and of $50,800,000 of unclaimed funds; a $50,000,000 reduction in the Fiscal Year 2002 ending GFR balance to $100,000,000; increased cigarette tax by 31¢ per pack (to a total of 55¢ per pack) estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003; additional transfers to the GRF of $345,000,000 from tobacco settlement moneys received in Fiscal Year 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligation bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283,000,000 in Fiscal Year 2003.

          Fiscal Year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash) based on the remedial steps described above, including transfers of $289,600,000 from tobacco settlement moneys and $534,300,000 from the BSF (leaving a Fiscal Year 2002 ending BSF balance $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003).

          On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

          Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF shortfall of $720,000,000. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

          The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: An additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings; transfers of $56,400,000 to the GRF from unclaimed funds and various rotary funds and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

          To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

          Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

          The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

          Additional appropriations actions during the 2002-03 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Year 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Year 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

          2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

          Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

          The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year year.

•

Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $36,000,000 annually, is subject to an ongoing legal challenge.)

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

•

Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

•

Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

          The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in Fiscal Years 2004 and 2005, respectively.

          Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Year Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year Year 2004 and by $372,700,000 (1.48%) for Fiscal Year Year 2005, the Governor ordered Fiscal Year Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional Fiscal Year Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

          The State ended Fiscal Year Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year end allocations and transfers: $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State’s share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

          2006-07. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 – 26 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

          The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

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Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•

Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that phased in over the 2006 through 2010 Fiscal Years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000. (The permissibility of the inclusion in the tax base of wholesale and retail food sales for off-premise consumption, projected to produce approximately $188,000,000 annually once the CAT is fully phased-in, is subject to an ongoing legal challenge.)

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

          The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

          The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GRF fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal Year 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

          Current Biennium. Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

          The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

•	Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.
•

Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.

•	Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

          The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds 2007 to fund capital expenditures for higher education ($938,000,000) and common school ($4,112,000,000) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal Year 2012 and making a partial allocation thereafter through Fiscal Year 2025. Except for Fiscal Years 2002 through 2004, none of the receipts were applied to existing operating programs of the State. (See Recent and Current Finances for a discussion of a portion of those receipts used to offset a portion of GRF revenue shortfalls in Fiscal Years 2002 through 2004). Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

          With the Ohio economy expected to be negatively affected by the national economic downturn, OBM has been closely monitoring the State’s major revenue sources (particularly the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172,600,000 for Fiscal Year 2008 and $385,100,000 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733,000,000.

          Executive and legislative actions were taken based on the new OBM estimates, including:

•

The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509,100,000 for the biennium as well as limitations on major purchases, hiring and travel, which amount has since been reduced to $383,800,000 based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

•	Transfer of unspent agency appropriations totaling $120,200,000 in Fiscal Year 2008 and $78,000,000 in Fiscal Year 2009.

•	Authorizing expansion of the State-run lottery system to include “keno” games currently projected to generate $65,000,000 in Fiscal Year 2009.

          In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63,333,000 from the BSF for State’s share of increased Medicaid costs, $55,000,000 from rotary funds and $25,000,000 in uncommitted interest earnings from proceeds of the State’s Tobacco Settlement Asset-Backed Bonds.

          Based on the expenditure reductions, spending controls and other measures identified above, OBM is currently projecting a positive GRF fund balance at June 30, 2008 and at the end of the current biennium. As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a “deficit” position. The Governor and OBM will continue to closely monitor revenues and expenditures and work with the General Assembly to ensure these positive GRF ending fund balances.

          In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan to stimulate the Ohio economy through investments in logistics and distribution, bio-products and biomedical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. These investments were to be funded primarily through new GRF bond-backed capital appropriations. After extensive hearings and review, the General Assembly in June passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State’s historic preservation tax credits. That legislation reconfigured the sources of funding for the stimulus plan to include in addition to GRF-backed bonds, $230,000,000 of cash from the Ohio Tobacco Prevention Foundation, $370,000,000 in GRF operating appropriations to be made over the next five fiscal years, and $184,000,000 in bonds backed by net profit from the State’s liquor enterprise, and directs the OBM Director to transfer $200,000,000 from the BSF for funding of certain local government infrastructure road and bridge projects. The Governor line item-vetoed the July 1, 2008 deadline by which the OBM Director must make that BSF transfer, emphasizing GRF budget stabilization as the proper first priority for utilization of BSF moneys and allowing time to explore other funding options for this local government infrastructure portion of the economic stimulus plan. While it is not possible at this time to determine the extent to which this BSF transfer will be needed, the available balance in the BSF would be reduced to $748,956,000 should this transfer occur in addition to the above $63,333,000 BSF transfer for increased Medicaid costs.

          OBM prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

          The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified no debt whatever shall hereafter be created by, or on behalf of the state.”

          By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

          A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future Fiscal Year debt service on those new and the then outstanding obligations of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the

State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

          In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future Fiscal Year is $114,535,618 in Fiscal Year 2009. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

          State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated payments. Including the Series 2008 Certificates, the maximum annual payment under those agreements from GRF appropriations is $25,370,759 in Fiscal Year 2017 and the total GRF-supported principal amount outstanding is $212,450,000. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

          A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a maximum of $630,000,000 to be outstanding at any one time, of which not more than $84,000,000 may be issued for eligible advanced energy projects and not more than $100,000,000 may be issued for eligible logistics and distribution projects. The aggregate amount of net liquor profit to be used in any Fiscal Year in connection with these bonds may not exceed $63,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. Pursuant to a 2000 constitutional amendment the State has issued $150,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $45,323,257 in Fiscal Year 2009.

          Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

          Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

          In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

          With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

          On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio

Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiffs’ subsequent petition requesting further review of the case.

          The General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

          Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

          School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

          The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

          To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

          Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for Fiscal Year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor’s spending reduction order for Fiscal Year 1993.

          Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

•	1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total.

•	1998-99 – $11.6 billion (18.3% over the previous biennium).

•	2000-01 – $13.3 billion (15% over the previous biennium).

•	2002-03 – $15.2 billion (17% over the previous biennium before the expenditure reductions).

•	2004-05 – $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

•	2006-07 – $16.4 billion (4.5% over the previous biennium before the expenditure reductings).

          State appropriations for the purpose made for the 2008-09 biennium are $17.2 billion (4.9% over the previous biennium), representing an increase of 1.7% in Fiscal Year 2008 over 2007 and 3.8% in Fiscal Year 2009 over 2008.

          Those total State 2008-09 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $648,106,000 in Fiscal Year 2004, $645,137,000 in Fiscal Year 2005, $646,276,000 in Fiscal Year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund) and $669,327,000 in Fiscal Year 2007. Ohio’s participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

          In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2006, no districts received catastrophic grants and one district received a solvency advance in the amount of $41,000. In Fiscal Year 2007, two districts received solvency advances in the amount of $16,937,000 and no district received catastrophic grants.

          Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently seven school districts in fiscal emergency status and ten in fiscal watch status. New legislation has created a third, more preliminary, category of “fiscal caution.” A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

          Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

          Federal courts have ruled that the State shared joint liability with the local school districts for segregation in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that some remedial costs be shared by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium were $100,800,000 in 1998-99, $23,700,000 in 2000-01, and $1,000,000 in 2002-03. All cases were settled prior to the end of Fiscal Year 2003 and there is no further State liability.

          For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Thirteen municipalities and two townships are in “fiscal emergency” status and six municipalities in preliminary “fiscal watch” status.

          At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation — commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

Special Considerations Regarding Pennsylvania

          This section briefly describes current economic trends in Pennsylvania, as described in the Preliminary Official Statement, dated May 9, 2008, relating to the Commonwealth of Pennsylvania General Obligation Bonds, First Series of 2008 and First Refunding Series of 2008.

          Pennsylvania has historically been dependent on heavy industry, although the past thirty years have witnessed declines in the coal, steel and railroad industries. Recent sources of economic growth in Pennsylvania have led to diversification of the Commonwealth’s economy. Relative growth has been experienced in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth’s economic structure, with nearly one-third of the Commonwealth’s total land area devoted to cropland, pasture and farm woodlands.

          The population of Pennsylvania experienced a slight increase in the period 1998 through 2007. Persons 65 or older comprise 15.1% of Pennsylvania’s population, compared with 12.7% of the United States population. The Commonwealth is highly urbanized, with 79% of the Commonwealth’s 2007 mid-year population estimate residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise almost 44% of the Commonwealth’s total population.

          The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth’s operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax, the corporate net income tax and the capital stock and franchise tax. Major expenditures of the Commonwealth include funding for education, public health and welfare and transportation.

          The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth.

          The following financial information is based on the Commonwealth’s budgetary basis financial data.

          During fiscal year 2006, revenues to the Commonwealth exceeded the certified estimate by $864.6 million or nearly 3.5 percent. Final Commonwealth General Fund revenues for the fiscal year totaled $25,854.1 million.

          Total fiscal year 2006 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $25,700.9 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, was $25,380.3 million. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, increased to $685.4 million, including the beginning balance from the prior year of operations. Accordingly, 25 percent of this preliminary balance or $171.4 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2006 unappropriated surplus balance was $514.1 million as of June 30, 2006.

          Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.3 percent. Fiscal year 2006 revenues (all sources) totaled $25,700.9 million, an increase of $1,295.3 million over fiscal year 2005. Intergovernmental transfer proceeds increased $3,819 million or 5.5 percent, while funding from additional sources decreased $253.3 million or 63 percent, primarily due to the expiration of the previously available one-time federal fiscal relief that had been made available to the various states. General Fund revenues grew $1,563 million or 6.3 percent during fiscal year 2006 when measured on a year-over-year basis. Corporate tax receipts grew $425.8 million over estimate, an 8.9 percent surplus to the year-to-date estimate. Personal income taxes were $342.6 million over the estimate, a surplus of 3.7 percent versus the year-to-date estimate. Sales and use taxes were essentially at estimate as actual receipts were $65.2 million above estimate, a difference of 0.8 percent from the fiscal year estimate. Realty transfer tax revenues also exceeded the estimate by $61.4 million or 12.5 percent based in part on continuation of a strong housing market within the Commonwealth. Non-tax revenues of the Commonwealth were below estimate for fiscal year 2006 by $61.4 million or 11.3 percent, due primarily to lower than projected earnings from the Commonwealth’s escheats program. Reserves for tax refunds in fiscal year 2006 were $1,035 million, an increase of 3.5 percent from the fiscal year 2005 reserves. At the end of fiscal year 2006, approximately $103 million of reserves were available for making tax refunds in the following fiscal year.

          In July 2005, the General Assembly approved and the Governor signed into law Act 45 of 2005, which authorized the issuance of up to $625 million in debt of the Commonwealth to support programs commonly referred to as “Growing Greener II.” The enactment of Act 45 implements the Governor’s major environmental initiative in the fiscal year 2006 budget. The Growing Greener II program will provide bond funding for the maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives. Additionally, Act 45 of 2005 authorizes the Governor to direct up to $60 million in existing Growing Greener fees, that are otherwise directed into the Commonwealth’s Environmental Stewardship Fund, to support General Fund debt service for the authorized Growing Greener II bond issuances.

          Fiscal year 2006 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $24,664.6, an increase of 7.4 percent from fiscal year 2005 expenditures. A total of $181.8 million in appropriations were lapsed in fiscal year 2006, and the fiscal year 2006 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs. Intergovernmental transfers replaced $735.7 million of General Fund medical assistance costs in fiscal year 2006, compared to $697.9 million in fiscal year 2005. In addition, approximately $145.9 million in additional funds were appropriated in fiscal year 2006 to fund expenditures normally funded from Commonwealth revenues, a decrease from $399 million in fiscal year 2005. The ending unappropriated balance was $514.1 million for fiscal year 2006.

          General fund revenues of the Commonwealth exceeded the certified estimate by $649.6 million or 2.4 percent during fiscal year 2007. Final Commonwealth General Fund revenues for the fiscal year totaled $27,449.1 million. Total fiscal year 2007 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $27,193.7 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27,007.9 million. As a result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, increased to $707.9 million, including the beginning balance from the prior year of operations. Accordingly, 25 percent of this preliminary balance or $176.9 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2007 unappropriated surplus was $530.9 million as of June 30, 2007.

          Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.8 percent. Fiscal year 2007 revenues (all sources) totaled $27,193.7 million, an increase of $1,492.8 million over fiscal year 2006. Intergovernmental transfer proceeds decreased $199 million or 27 percent, primarily due to the continued phase-out of intergovernmental transfers. Funding from additional sources increased $111.8 million or 76 percent, primarily due to increased transfers from other state funds. General Fund revenues grew $1,595 million or 6.2 percent during fiscal year 2007 when measured on a year-over-year basis. Corporate tax receipts were $286.2 million, or 5.6 percent over estimate for the fiscal year. Year-over-year growth in corporate taxes were 5.6 percent during fiscal year 2007 as corporate net income tax collections grew 8.3 percent and gross receipts tax collections grew 12.4 percent but receipts from the capital stock and franchise tax declined 7.5 percent on a year-over-year basis. The decline in capital stock and franchise tax receipts was due to the continued phase-out of this tax. Personal income taxes were $301.6 million over the estimate, a surplus of 3.0 percent versus the year-to-date estimate, while year-over year growth in personal income tax receipts was 7.7 percent. Sales and use taxes were essentially at estimate as actual receipts were $14.9 million below estimate, a difference of 0.17 percent from the fiscal year estimate. Sales tax collections grew 3.1 percent during fiscal year 2007. A softening in the housing market let to realty transfer tax revenues growing by only 3.4 percent during fiscal year 2007. Non-tax revenues of the Commonwealth grew by 58 percent during the fiscal year, let by increased liquor store profits and earnings on the investment of Commonwealth funds. Reserves for tax refunds in fiscal year 2007 were $1,050 million, an increase of 1.4 percent from the fiscal year 2006 reserves. At the end of fiscal year 2006, approximately $114 million of reserves were available for making tax refunds in the following fiscal year.

          Fiscal year 2007 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $26,298.1 million, an increase of 6.6 percent from fiscal year 2006 expenditures. A total of $105.4 million in appropriations were lapsed in fiscal year 2007, and the fiscal year 2007 budget contained a slightly reduced level of intergovernmental transfers for a portion of medical assistance costs. Intergovernmental transfers replaced $536.7 million of General Fund medical assistance costs in fiscal year 2007, compared to $735.7 million in fiscal year 2006, a decrease of 27 percent. In addition, approximately $257.7 million in additional funds were appropriated in fiscal year 2007 to fund expenditures normally funded from Commonwealth revenues, an increase from $145.9 million in fiscal year 2006. The ending unappropriated balance was $530.9 million for fiscal year 2007.

          The adopted fiscal year 2008 budget provides appropriations and executive authorizations totaling $27,195.7 million of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $27,118.1 million. The $77.6 million difference between estimated revenues and budgeted appropriations is expected to be funded by a draw down of the $530.9 million beginning – 36 balance. The year ending unappropriated balance is currently estimated to be $400.0 million for fiscal year 2008.

          The fiscal year 2008 revenue estimate for the Commonwealth is based upon an economic forecast of 2.4 percent growth in gross domestic product from the start of the third quarter of 2007 to the end of the second quarter of 2008. Trends in the Commonwealth’s economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the United States, while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The tax revenue component of Commonwealth General Fund receipts is expected to increase by $435 million or approximately 1.2 percent prior to reserves for funds. The below average growth that is projected for fiscal year 2008 tax revenue is attributable to several legislative changes affecting certain tax receipts. The continued phase-out of the capital stock and franchise tax led to a reduction in fiscal year 2008 projected receipts by approximately $241 million. Further, Act 44, which was enacted on July 18, 2007, altered the funding of public mass transit systems in the Commonwealth. Act 44 dedicates 4.4 percent of all sales and use tax receipts and transfers these funds to the newly created Public Transportation Trust Fund. It is estimated that $321 million in sales tax receipts that formerly were deposited into the General Fund will now be deposited into the Public Transportation Trust Fund. Finally, the enacted budget for fiscal year 2008 provided miscellaneous tax reductions totaling $63 million. Fiscal year 2008 Commonwealth revenues from the personal income tax are forecasted to increase by 4.8 percent, while receipts from the sales and use tax and the corporate net income tax are estimated to decrease by 0.7 and 0.6 percent respectively. Projected decreases in these two taxes are the result of the aforementioned legislative changes recently enacted.

          A proposed fiscal year 2009 budget was submitted by the Governor to the General Assembly on February 5, 2008. The proposed budget recommends appropriations totaling $28,336.8 million of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $27,939.6 million. The $397.2 million difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $400.0 million beginning balance. The fiscal year 2009 proposed budget represents a 4.2 percent ($1,141.1 million) increase over the fiscal year 2008 budget. More than forty percent of the year-over-year increase in appropriations ($476 million) would be dedicated to increased education funding. The proposed budget reduces spending by 2.1 percent in all areas other than education, welfare, corrections and probation and parole. The proposed fiscal year 2009 budget includes the beginning of property tax cuts for all Pennsylvania homeowners, which are funded from the proceeds of expanded gaming in the Commonwealth. In February 2008, the Pennsylvania General Assembly began appropriations committee hearings for the fiscal year 2009 budget. Further legislative debate is anticipated before both houses adopt the General Appropriation Bill.

          The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy.

          General obligation debt of the Commonwealth outstanding as of June 30, 2007 totaled approximately $7.83 billion.

          The Commonwealth maintains two contributory benefit pension plans. The State Employees’ Retirement System (“SERS”) covers all state employees and employees of certain state-related organizations. The Public School Employees’ Retirement System (“PSERS”) covers all public school employees. Membership in the applicable retirement system is generally mandatory for the covered employees. Employers and employees contribute jointly to these retirement programs. Annual actuarial valuations are required by state law. The employer’s contribution rate is computed to fully amortize the unfunded actuarial accrued liability of the respective plan as determined by its actuary. The unfunded actuarial accrued liability measures the present value of benefits estimated to be due in the future for current employees based on assumptions relating to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits based on assumptions of normal cost, supplemental annuity amortization, and employer and member contributions. At the close of fiscal year 2003, the unfunded actuarial accrued liability was ($1,286) million for SERS and ($1,543) million for PSERS. At the close of fiscal year 2006, the unfunded actuarial accrued liability for SERS was $2,216 million and for PSERS was $12,163 million.

          Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including the following:

•

In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each – 37 accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities.

•

In 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution, but stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

•

Dozens of cases have been brought challenging the Department of Revenue’s assessment of insurance companies to provide funds to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to their insureds.

•	A civil rights action brought against two state troopers for the shooting of a twelve year-old boy.

          The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 26, 2007.

          No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $622.5 million in special tax revenue bonds outstanding as of June 30, 2007. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

          As reported on bloomberg.com, as of May 20, 2008, Moody’s rated the long-term general obligation bonds of the Commonwealth “Aa2,” Standard & Poor’s rated such bonds “AA” and Fitch rated such bonds “AA.” There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

Tax Risks

          As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

          There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal Market Disruption Risk

          The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the Trustees would reevaluate the Fund’s investment objective and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.

U.S. Federal Tax Treatment of Futures Contracts

          The Funds may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Funds may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Funds.

          In order for the Funds to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of their gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Funds’ business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          The Funds distribute to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of a Fund’s fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.

EXCHANGE LISTING AND TRADING

          A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

          The Funds anticipate that their Shares will be traded in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of each Fund’s respective Index or portfolio of securities on which a Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.

          As in the case of other securities traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

          In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of the Fund on a per Share basis, an updated Intra-Day Optimized Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B Intra-Day Optimized Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities. The Funds are not involved in or responsible for the calculation or dissemination of the Intra-Day Optimized Portfolio Value and make no warranty as to the accuracy of the Intra-Day Optimized Portfolio Value.

          The Intra-Day Optimized Portfolio Value has a net other assets value component, each of which are summed and divided by the total estimated Fund Shares outstanding, including Shares expected to be issued by each Fund on that day, to arrive at an Intra-Day Optimized Portfolio Value. The net other assets value component consists of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

          The Board of the Trust consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

          The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president, chief executive officer and board member of SmartBrief Inc., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including the Adviser, Van Eck Securities Corporation, and Van Eck Absolute Return Advisers Corporation. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee

David H. Chow, 52*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (strategy consulting firm), March 1999 to present.	36	Director, Forward Management, LLC; Director, ReFlow Management Co., LLC; Trustee, Berea College of Kentucky.

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee

R. Alastair Short, 57*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	44	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger, 51*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	44	None.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee

Jan F. van Eck, 46[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, Executive Vice President and Owner of the Adviser, Van Eck Associates Corporation; Director and Executive Vice President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	36	None.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

          The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Russell G. Brennan, 45	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 50	Vice President	Since 2006	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 53	Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of VESC and VEARA (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 55	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 54	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and of VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC; Treasurer (April 2005 – December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 30	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 62	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Jonathan R. Simon, 36	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 55	Senior Vice President and Chief Financial Officer	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Officer of other investment companies advised by the Adviser.

Derek S. van Eck, 45[3]	Executive Vice President	Since 2006

Director, Executive Vice President, Chief Investment Officer and Principal of the Adviser; Director and Executive Vice President VESC and VEARA; President and Chief Executive Officer of the Van Eck Funds and Van Eck VIP Trust; Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
3	Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

          The Board of the Trust met four times during the fiscal year ended April 30, 2010.

          The Board has an Audit Committee consisting of three Trustees who are Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended April 30, 2010.

          The Board also has a Nominating and Corporate Governance Committee consisting of three Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board. The Nominating and Corporate Governance Committee met one time during the fiscal year ended April 30, 2010.

          The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

          As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

          The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

          The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund.

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Market Vectors California Long Municipal Index ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Massachusetts Municipal Index ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors New Jersey Municipal Index ETF (As of December 31, 2009)

David H. Chow	None	None	None
R. Alastair Short	None	None	None
Richard D. Stamberger	None	None	None
Jan F. van Eck	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors New York Long Municipal Index ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Ohio Municipal Index ETF (As of December 31, 2009)	Dollar Range of Equity Securities in Market Vectors Pennsylvania Municipal Index ETF (As of December 31, 2009)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2009)

David H. Chow	None	None	None	Over $100,000
R. Alastair Short	None	None	None	$10,001 – $50,000
Richard D. Stamberger	None	None	None	Over $100,000
Jan F. van Eck	None	None	None	Over $100,000

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees

          Effective January 1, 2010, the Trust pays each Independent Trustee an annual retainer of $40,000, a per meeting fee of $15,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $7,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $42,875, the Chairman of the Audit Committee an annual retainer of $18,375 and the Chairman of the Governance Committee an annual retainer of $12,250. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          Prior to January 1, 2010, the Trust paid each Independent Trustee an annual retainer of $20,000, a per meeting fee of $10,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $5,000 for telephonic meetings. The Trust paid the Chairman of the Board an annual retainer of $15,000, the Chairman of the Audit Committee an annual retainer of $10,000 and the Chairman of the Governance Committee an annual retainer of $7,500.

          The table below shows the compensation paid to the Trustees by the Trust for the calendar year ended December 31, 2009. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee(2)

David H. Chow	$95,000	$95,000	N/A	N/A	$95,000
R. Alastair Short	$90,000	$0	N/A	N/A	$162,500
Richard D. Stamberger	$87,500	$21,875	N/A	N/A	$170,000
Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck VIP Trust and the Trust.
(2)	Because the funds of the Fund Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.
(3)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE

          Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the

Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

          The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Q is available through the Funds’ website, at www.vaneck.com or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017.

CODE OF ETHICS

          The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund on the day that the Personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Funds. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

          The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at www.vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

MANAGEMENT

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Management of the Funds.”

Investment Adviser

          Van Eck Associates Corporation acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

          The Adviser serves as investment adviser to the Funds pursuant to the Investment Management Agreement between the Trust and the Adviser. Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

          Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

          Compensation. Pursuant to the Investment Management Agreement, the Adviser is responsible for all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each Fund, each Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.24% of its average daily net assets. Offering costs excluded from the annual unitary management are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

          As of April 30, 2010, the Funds have not yet commenced operations and therefore do not have figures to report with respect to management fees paid and expenses waived and/or assumed by the Adviser since the commencement of operations of the Funds.

          Term. The Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Investment Management Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Administrator

          Van Eck Associates Corporation also serves as administrator for the Trust pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

          The Bank of New York Mellon (“The Bank of New York”), located at 101 Barclay Street, New York, NY, 10286, serves as custodian for the Funds pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Funds’ assets. The Bank of New York serves as the Funds’ transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by the Adviser for its out-of-pocket expenses. In addition,

The Bank of New York provides various accounting services to each of the Funds pursuant to a fund accounting agreement.

The Distributor

          Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 335 Madison Avenue, New York, New York 10017 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

          The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

          The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days’ written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Other Accounts Managed by the Portfolio Managers

          As of April 30, 2010, in addition to six funds of the Trust, Messrs. Colby and Mazier did not manage any other registered investment companies, pooled investment vehicles or other accounts.

          Although the funds in the Trust that are managed by Messrs. Colby and Mazier may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. Colby and Mazier or the Adviser.

Portfolio Manager Compensation

          The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

          As of April 30, 2010, Messrs. Colby and Mazier did not beneficially own any Shares of the Funds.

BROKERAGE TRANSACTIONS

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          As of April 30, 2010, the Funds have not yet commenced operations and therefore do not have figures to report with respect to aggregate brokerage commissions paid by each Fund since the commencement of operations of the Funds.

BOOK ENTRY ONLY SYSTEM

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

          The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

          DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC

          Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

          Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

          Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

          Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

          The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

          DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

          The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

          A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

          The consideration for a purchase of Creation Units consists of cash and/or the in-kind deposit of a designated portfolio of fixed income securities (the “Deposit Securities”) that comprise the Fund’s Index and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The specified Deposit Securities generally will correspond, pro rata, to the extent practicable, to the component securities of a Fund. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund

(“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next exdividend date.

          The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required principal amounts of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

          The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Index or resulting from stock splits and other corporate actions.

          Pursuant to a patent pending process, and subject to the receipt of appropriate regulatory relief, the Funds may in the future divide the daily list of Deposit Securities into different “categories,” based on various risk and return characteristics that may include (but not be limited to): (1) credit rating; (2) sector (e.g., revenue, prerefunded or insured bonds); (3) issuer (or state of issuer); (4) call date; (5) maturity; and (6) coupon yield. With respect to each category, an Authorized Participant (as defined below) would be required, pursuant to rules established by the Fund, to contribute one bond from each category in-kind as a Deposit Security in a Portfolio Deposit. There is no assurance that such relief will be granted.

          Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Index or resulting from stock splits and other corporate actions.

          In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

          To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

          All orders to create Creation Units must be placed in multiples of 100,000 Shares (i.e., a Creation Unit). All orders to create Creation Units must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Funds as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

          Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

          Orders to create Creation Units of the Funds shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

          Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See the “Creation Transaction Fee” section below.)

Placement of Creation Orders

          Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Funds need not be a Participating Party, but such orders must state that the creation of Creation Units will be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 4:00 p.m. Eastern time, on the Settlement Date. The “Settlement Date” for each Fund is generally the third Business Day following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 4:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Acceptance of Creation Order

          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares would own 80% or more of the currently outstanding Shares of the Funds; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

          All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

          A fixed creation transaction fee of $500 payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.). A Fund may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

          Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See with respect to each Fund the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds” in the Prospectus.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The Fund Securities generally will correspond, pro rata, to the extent practicable, to the component securities of a Fund.

          As with respect to the purchase of Creation Units, pursuant to a patent pending process, the Funds may, in the future, subject to the receipt of appropriate regulatory relief, divide the daily list of Fund Securities into different “categories,” based on similar criteria set forth above regarding the division of each Fund’s Deposit Securities into categories. In determining the Fund Securities and the order in which they are listed within each category, the Adviser would seek to construct a redemption basket that will reflect the general characteristics of the Fund’s portfolio. Upon each request for a redemption of Creation Units, the Custodian, acting on behalf of the Adviser, would allocate the first bond on the list from each category (as of the time such redemption request is received by the Transfer Agent) to such redeemer to receive in-kind. There is no assurance that such relief will be granted.

          The redemption proceeds for a Creation Unit consist of cash and/or Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. The redemption transaction fee of $500 is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee

          The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required) may also be imposed to compensate the Funds for the costs associated with selling the applicable securities. The Funds may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Placement of Redemption Orders

          Orders to redeem Creation Units of the Funds must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected need not be a Participating Party, but such orders must state that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

          After the Administrator has deemed an order for redemption received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Determination of NAV.”

          The NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open.

          The values of each Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or it does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s respective Index. This may adversely affect a Fund’s ability to track its respective Index. With respect to securities traded in foreign markets, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

          The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Distributions.”

General Policies

          Dividends from net investment income, if any, are declared and paid at least monthly by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that each Fund will distribute virtually all of its net income (interest less expenses) monthly while capital gains distributions will generally occur annually in December. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

          Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

          No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

          As of the date of this SAI, the Funds do not have any control persons.

TAXES

          The following information also supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Tax Information.”

          Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Code. As a RIC each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

          Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

          As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

          Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, tax-exempt income and the amount of distributions received from capital gains.

          In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011.

          Special tax rules may change the normal treatment of gains and losses recognized by a Fund if and when a Fund invests in structured notes, swaps, options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for U.S. federal income tax purposes. The application of these special rules would therefore also affect the timing and character of distributions made by a Fund. See “U.S. Federal Tax Treatment of Futures Contracts” for certain federal income tax rules regarding futures contracts.

          If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are state, municipal and other bonds that pay interest that is exempt from federal income tax, the RIC may designate a portion of its dividends as exempt-interest dividends. The Funds expect to be eligible to make such designations with respect to a substantial amount of the income it receives. The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder’s state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any Share of the Funds and if the Share is held by the shareholder for six months or less, then any loss on the sale or exchange of the Share may, to the extent of the exempt-interest dividends, be disallowed, In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.

          Shares of the Funds generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of a Fund’s dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.

          Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.

          A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares (or substantially identical shares) are acquired (whether through the automatic reinvestment of dividends or otherwise)

within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

          Each Fund may invest a portion of its assets in certain “private activity bonds.” As a result, a portion of the exempt-interest dividends paid by the Funds will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the “adjusted current earnings” of the corporation exceeds its alternative minimum taxable income. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).

          Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds’ disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

          A Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

          Distributions reinvested in additional Fund Shares through the means of the service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

          Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, withholding tax generally will not apply to any income realized by a non-U.S. shareholder in respect of any distributions of exempt-interest dividends. Furthermore, for taxable years beginning before January 1, 2010 (or a later date if extended by the U.S. Congress), the Funds may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” (to the extent the Fund pays a dividend related to interest that is not already exempt from U.S. federal income taxes as discussed in the preceding sentence) or a “short-term capital gain dividend.” An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short-term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The Funds do not expect to pay significant amounts of interest-related dividends or short-term capital gains dividends. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

          Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28% and is currently scheduled to increase to 31% after 2010. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

          The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

          Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

California State Tax Considerations

          To the extent that dividends from the Market Vectors California Long Municipal Index ETF are derived from interest on California tax-exempt securities and on certain U.S. government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local government obligations or in U.S. government obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

          The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations would be exempt from California tax if held by an individual, and (ii) designated by the Fund as exempt-interest dividends in a written notice to shareholders mailed within 60 days of the close of the Fund’s taxable year. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

          Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes.

          Because, unlike federal law, California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

          Individual shareholders will normally be subject to federal and California personal income tax on dividends paid from interest income derived from taxable securities and distributions of net capital gains. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax. For federal income tax and California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. In general, the maximum federal capital gains rate for individuals is 15% with respect to capital assets held more than one year. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

          Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for federal or state personal income tax purposes. In addition, as a result of California’s incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the “wash sale” rules.

          The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the federal, state and local tax law, including statutes, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

New Jersey State Tax Considerations

          It is intended that the Market Vectors New Jersey Municipal Index ETF will be treated as a “qualified investment fund” under New Jersey law, and as a result, distributions paid by it will generally not be subject to the personal income tax imposed under State law, the New Jersey Gross Income Tax. Only that portion of each distribution which represents income or gains attributable to investments that are not exempt from State or local tax under New Jersey or federal law will be subject to the New Jersey Gross Income Tax. To be classified as a qualified investment fund, 80% of the fund’s investments must consist of New Jersey municipal securities. In addition, as long as the fund is a qualified investment fund, net gains from the redemption of shares of the fund or from the disposition of interests in the fund will also be exempt from New Jersey Gross Income Tax.

          The New Jersey Gross Income Tax is not applicable to corporations. For all corporations which are subject to the New Jersey Corporation Business Tax, dividends and distributions from a qualified investment fund are included in the tax base for purposes of computing the net income portion of the Corporation Business Tax and may be included in the gross receipts base for purposes of computing the alternative minimum assessment portion of the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base and may be added to the gross receipts base for purposes of computing the Corporation Business Tax. Shares of the fund are not subject to property taxation by New Jersey.

New York State and City Tax

          To the extent that dividends from the Market Vectors New York Long Municipal Index ETF are derived from interest on New York tax-exempt securities, such dividends will also be exempt from New York State and City income taxes.

          Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City income tax purposes.

          Shareholders who are New York residents will normally be subject to federal, New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For federal and New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other then New York and to local taxes.

Massachusetts State Tax Considerations

          Distributions paid by the Market Vectors Massachusetts Municipal Index ETF will not be subject to Massachusetts personal income tax to the extent they are derived from interest on (a) obligations of the Commonwealth of Massachusetts and its political subdivisions and qualifying agencies and instrumentalities (“Massachusetts Obligations”) and (b) U.S. government obligations. Massachusetts requires that the Fund properly designate such distributions in a written notice mailed to the Fund’s shareholders not later than sixty days after the close of the Fund’s tax year. Distributions which qualify as capital gain dividends for federal income tax purposes are exempt from Massachusetts personal income tax to the extent the distributions are derived from gains from the sale or exchange of Massachusetts Obligations, and are properly designated as such in a written notice mailed to the Fund’s shareholders not later than sixty days after the close of the Fund’s tax year. Distributions from the Fund are not exempt from Massachusetts corporate excise tax.

Ohio State and Local Tax Considerations

          To the extent that dividends from the Market Vectors Ohio Municipal Index ETF are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions, or the agencies or instrumentalities thereof (“Ohio Obligations”), such dividends will be exempt from Ohio personal income tax. Dividends from Market Vectors Ohio Municipal Index ETF also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio Obligations. The shares of Market Vectors Ohio Municipal Index ETF will, however, be included in the net worth basis of the Ohio corporation franchise tax. Dividends from Market Vectors Ohio Municipal Index ETF will be exempt from the Ohio commercial activity tax. Dividends from Market Vectors Ohio Municipal Index ETF will be exempt from Ohio municipal and joint economic development district income taxes as intangible income and will not be subject to any permissible Ohio municipal or joint economic development district income taxes on intangible income that are part of business net profits to the extent that such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio Obligations. Dividends from Market Vectors Ohio Municipal Index ETF will be exempt from Ohio school district income taxes to the extent that such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio Obligations.

          Except for the conclusion regarding the Ohio commercial activity tax, the foregoing conclusions regarding Ohio taxation are based on the assumption that Market Vectors Ohio Municipal Index ETF will continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and that at all times at least 50% of the value of the total assets of Market Vectors Ohio Municipal Index ETF will consist of Ohio Obligations or similar obligations of other states or their subdivisions.

Pennsylvania State Tax Considerations

          Distributions paid by the Market Vectors Pennsylvania Municipal Index ETF will not be subject to the Pennsylvania personal income tax or the Philadelphia School District investment net income tax to the extent they are derived from interest on (a) obligations of the Commonwealth of Pennsylvania and its political subdivisions and qualifying agencies and instrumentalities (“Pennsylvania Obligations”) and (b) U.S. government obligations. For purposes of the Pennsylvania corporate net income tax, distributions will be exempt from tax to the extent they are derived from interest on Pennsylvania Obligations and will be deductible (net of carrying costs and certain other expenses) to the extent they are derived from interest on U.S. government obligations. Distributions derived from gains on the disposition of Pennsylvania Obligations will be taxable under the Pennsylvania personal income tax and Pennsylvania corporate net income tax, but not under the Philadelphia School District net investment income tax.

CAPITAL STOCK AND SHAREHOLDER REPORTS

          The Trust currently is comprised of 36 investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

          Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

          Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

          Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

          The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

          Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust’s independent registered public accounting firm and has been selected to audit the Funds’ financial statements and perform other related audit services.

LICENSE AGREEMENT AND DISCLAIMERS

          The information contained herein regarding the Barclays Capital AMT-Free California Long Municipal Index, Barclays Capital AMT-Free Massachusetts Municipal Index, Barclays Capital AMT-Free New Jersey Municipal Index, Barclays Capital AMT-Free New York Long Municipal Index, Barclays Capital AMT-Free Ohio Municipal Index and Barclays Capital AMT-Free Pennsylvania Municipal Index (collectively, the “Indexes”) was provided by Barclays Capital Inc. (“Licensor”), while the information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

          Barclays Capital and Barclays Capital Inc. are trademarks of the Licensor and have been licensed for use in connection with the listing and trading of the Funds on NYSE Arca, Inc. The Funds are not sponsored by, endorsed, sold or promoted by the Licensor and Licensor makes no representation regarding the advisability of investing in them.

          The Adviser acknowledges and expressly agrees that the Funds are not sponsored, endorsed, sold or promoted by Licensor, and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefor, or any data included therein or relating thereto, in connection with the trading of any exchange traded fund or option contract on exchange traded funds based thereon or for any other purpose. Licensor’s only relationship to the Adviser with respect to the Funds is the licensing of certain trademarks and trade names of Licensor and the Indexes that are determined, composed and calculated by Licensor without regard to the Adviser or the Funds. Licensor has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Indexes. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Funds. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Funds.

          LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.

APPENDIX A

VAN ECK GLOBAL PROXY VOTING POLICIES

INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the “Commission”) adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients’ securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

Resolving Material Conflicts Of Interest

•

A “material conflict” means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, “Adviser”), or an “affiliated person” of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

•	Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used);

Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

Reasonable Research Efforts

When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

Voting Client Proxies

•

The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to a foreign country to vote the security in person).

•	The portfolio manager or analyst covering the security is responsible for making voting decisions.

•	Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

Client Inquiries

All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to Portfolio Administration.

DISCLOSURE TO CLIENTS

•	Notification of Availability of Information Client Brochure.

The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually.

The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

•	Availability of Proxy Voting Information at the client’s request or if the information is not available on VEAC’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

•	VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

	-	proxy statements received;

	-	identifying number for the portfolio security;

	-	shareholder meeting date;

	-	brief identification of the matter voted on;

	-	whether the vote was cast on the matter and how the vote was cast;

		-	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

		-	records of written client requests for information on how VEAC voted proxies on behalf of the client;

		-	a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

		-	any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

•

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

•

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

•

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Proxy Voting Guidelines

I.	General Information

Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II.	Officers and Directors

	A.	The Board of Directors

Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining factors such as:

•	long-term corporate performance record relative to a market index;

•	composition of board and key board committees;

•	nominee’s investment in the company;

•	whether a retired CEO sits on the board; and

•	whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

•	corporate governance provisions and takeover activity;

•	board decisions regarding executive pay;

•	director compensation;

•	number of other board seats held by nominee; and

•	interlocking directorships.

B.	Chairman and CEO are the Same Person

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.	Majority of Independent Directors

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.	Stock Ownership Requirements

Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

F.	Director and Officer Indemnification and Liability Protection

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director’s legal expenses would be covered.

G.	Director Nominees in Contested Elections

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

H.	Board Structure: Staggered vs. Annual Elections

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

I.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

J.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.	Proxy Contests

	A.	Reimburse Proxy Solicitation Expenses

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.	Auditors

	B.	Ratifying Auditors

Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.	Shareholder Voting and Control Issues

	A.	Cumulative Voting

Generally, vote against proposals to eliminate cumulative voting.

Generally, vote for proposals to permit cumulative voting.

B.	Shareholder Ability to Call Special Meetings

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.	Shareholder Ability to Act by Written Consent

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

D.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Vote on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

E.	Fair Price Provision

Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested Shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F.	Greenmail

Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

G.	Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

H.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

I.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

J.	White Knight Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

K.	Confidential Voting

Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

L.	Equal Access

Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

M.	Bundled Proposals

Generally, vote on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

N.	Shareholder Advisory Committees

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.	Capital Structure

	A.	Common Stock Authorization

Vote on a case-by-case basis proposals to increase the number of Shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess Shares is presented by the company.

B.	Stock Distributions: Splits and Dividends

Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the split.

C.	Reverse Stock Splits

Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the reverse split.

D.	Blank Check Preferred Authorization

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred Shares.

E.	Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those Shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjust Par Value of Common Stock

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

G.	Preemptive Rights

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.	Debt Restructurings

Vote on a case-by-case basis proposals to increase common and/or preferred Shares and to issue Shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change In Control - Will the transaction result in a change in control of the company?

•	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	Executive Compensation

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII.	Compensation Proposals

	A.	Amendments That Place a Cap on Annual Grants

Vote for plans that place a cap on the annual grants any one participant may receive.

	B.	Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features.

	C.	Amendments to Added Performance-Based Goals

Generally, vote for amendments to add performance goals to existing compensation plans.

	D.	Amendments to Increase Shares and Retain Tax Deductions

Vote on amendments to existing plans to increase Shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

	E.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

	F.	Shareholder Proposals to Limit Executive Pay

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

	G.	Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

	H.	Employee Stock Ownership Plans (ESOPS)

Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized Shares for existing ESOPs, except in cases when the number of Shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding Shares).

	I.	401(k) Employee Benefit Plans

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.	State Of Incorporation

	A.	Voting on State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

	B.	Voting on Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company’s state of incorporation.

X.	Mergers and Corporate Restructurings

	A.	Mergers and Acquisitions

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

	•	anticipated financial and operating benefits;

	•	offer price (cost vs. premium);

	•	prospects of the combined companies;

	•	how the deal was negotiated; and

	•	changes in corporate governance and their impact on shareholder rights.

	B.	Corporate Restructuring

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

	C.	Spin-Offs

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

	D.	Asset Sales

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

	E.	Liquidations

Vote on a case-by-case basis proposals related to liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

	F.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

	G.	Changing Corporate Name

Vote on a case-by-case basis proposal to change the corporate name.

XI.	Mutual Fund Proxies

	A.	Election of Trustees

Vote on trustee nominees on a case-by-case basis.

	B.	Investment Advisory Agreement

Vote on investment advisory agreements on a case-by-case basis.

C.	Fundamental Investment Restrictions

Vote on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D.	Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

XII.	Social and Environmental Issues

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	the percentage of sales, assets and earnings affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company—specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	whether the subject of the proposal is best left to the discretion of the board.

PART C: OTHER INFORMATION

Item 23.	Exhibits:

(a)	Amended and Restated Declaration of Trust.‡‡‡‡

(b)	Bylaws of the Trust.‡‡‡‡

(c)	Not applicable.

(d)(1)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to Market Vectors—Gold Miners ETF).*

(d)(2)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all portfolios except for Market Vectors—Gold Miners ETF).***

(d)(3)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to certain municipal portfolios). ####

(e)(1)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation.**

(e)(2)	Form of Participant Agreement.*

(f)	Not applicable.

(g)	Form of Custodian Agreement between the Trust and The Bank of New York.*

(h)(1)	Form of Fund Accounting Agreement between the Trust and The Bank of New York.*

(h)(2)	Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.*

(h)(3)	Form of Sub-License Agreement between the Trust and the Van Eck Associates Corp.*

(i)(1)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors—Environmental Services ETF, Market Vectors—Gold Miners ETF and Market Vectors—Steel ETF).***

(i)(2)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Global Alternative Energy ETF and Market Vectors—Russia ETF).****

(i)(3)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Global Agribusiness ETF and Market Vectors—Global Nuclear Energy ETF).*****

(i)(4)

Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers Intermediate Municipal ETF, Market Vectors—Lehman Brothers Long Municipal ETF, Market Vectors—Lehman Brothers 1-5 Year Municipal ETF, Market Vectors—Lehman Brothers Non-Investment Grade Municipal ETF, Market Vectors—Lehman Brothers California Municipal ETF and Market Vectors—Lehman Brothers New York Municipal ETF).******

(i)(5)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Coal ETF and Market Vectors—Gaming ETF).†

(i)(6)

Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal Index ETF and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF).††

(i)(7)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Hard Assets ETF and Market Vectors—Solar Energy ETF).†††

(i)(8)

Opinion and consent of Clifford Chance US LLP with respect to Market Vectors—Africa Index ETF, Market Vectors—Emerging Eurasia Index ETF, Market Vectors—Global Frontier Index ETF and Market Vectors—Gulf States Index ETF).††††

(i)(9)	Consent of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers High-Yield Municipal Index ETF).†††††

(i)(10)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Indonesia Index ETF). ‡

(i)(11)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Vietnam ETF). ‡‡

(i)(12)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Pre-Refunded Municipal Index ETF). ‡‡‡

(i)(13)	Opinion and consent of Dechert LLP (with respect to Market Vectors Egypt Index ETF).^^^^

(i)(14)	Opinion and consent of Dechert LLP (with respect to Market Vectors Kuwait Index ETF).^^^^

(i)(15)	Opinion and consent of Dechert LLP (with respect to Market Vectors Fixed Income I ETF and Market Vectors Fixed Income II ETF).###

(i)(16)	Opinion and consent of Dechert LLP (with respect to Market Vectors Latin America Small-Cap Index ETF). ^^^^^

(i)(17)	Opinion and consent of Dechert LLP (with respect to Market Vectors China ETF).^

(i)(18)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Brazil Small-Cap ETF).‡‡‡‡‡‡

(i)(19)	Opinion and consent of Dechert LLP (with respect to Market Vectors Junior Gold Miners ETF).^^

(i)(20)	Opinion and consent of Dechert LLP (with respect to Market Vectors Poland ETF).^^^

(i)(21)	Opinion and consent of Dechert LLP (with respect to Market Vectors India Small-Cap Index ETF).#

(i)(22)	Opinion and consent of Dechert LLP (with respect to Market Vectors Emerging Markets Local Currency Bond ETF).##

(i)(23)	Opinion and consent of Dechert LLP (with respect to Market Vectors GDP – International Equity ETF and Market Vectors GDP – Emerging Markets Equity ETF).###

(i)(24)	Opinion and consent of Dechert LLP (with respect to Market Vectors Investment Grade Floating Rate Bond ETF). ##

(i)(25)	Opinion and Consent of Dechert LLP (with respect to Market Vectors MLP ETF). ###

(i)(26)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Minor Metals ETF). ###

(i)(27)

Consent of Dechert LLP (with respect to Market Vectors California Long Municipal Index ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Massachusetts Municipal Index ETF, Market Vector New Jersey Municipal Index ETF, Market Vectors New York Long Municipal Index ETF, Market Vectors Ohio Municipal Index ETF, Market Vectors Pennsylvania Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF). ####

(j)(1)

Consent of Ernst & Young LLP independent registered public accounting firm (with respect to Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF). ####

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics. ‡‡‡‡‡

*	Incorporated by the reference to the Registrant’s Registration Statement filed on April 28, 2006.
**	Incorporated by reference to the Registrant’s Registration Statement filed on May 11, 2006.
***	Incorporated by reference to the Registrant’s Registration Statement filed on October 6, 2006.
****	Incorporated by reference to the Registrant’s Registration Statement filed on April 9, 2007.
*****	Incorporated by reference to the Registrant’s Registration Statement filed on July 30, 2007.
******	Incorporated by reference to the Registrant’s Registration Statement filed on November 2, 2007.
†	Incorporated by reference to the Registrant’s Registration Statement filed on December 31, 2007.
††	Incorporated by reference to the Registrant’s Registration Statement filed on February 15, 2008.
†††	Incorporated by reference to the Registrant’s Registration Statement filed on April 21, 2008.
††††	Incorporated by reference to the Registrant’s Registration Statement filed on July 8, 2008.
†††††	Incorporated by reference to the Registrant’s Registration Statement filed on August 8, 2008.
‡	Incorporated by reference to the Registrant’s Registration Statement filed on November 25, 2008.
‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on December 23, 2008.
‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on January 28, 2009.
‡‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on February 6, 2009.
‡‡‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on April 21, 2009.
‡‡‡‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on May 8, 2009.
^	Incorporated by reference to the Registrant’s Registration Statement filed on September 4, 2009.

^^	Incorporated by reference to the Registrant’s Registration Statement filed on November 9, 2009.
^^^	Incorporated by reference to the Registrant’s Registration Statement filed on November 20, 2009.
^^^^	Incorporated by reference to the Registrant’s Registration Statement filed on February 16, 2010.
^^^^^	Incorporated by reference to the Registrant’s Registration Statement filed on March 29, 2010.
#	Incorporated by reference to the Registrant’s Registration Statement filed on April 5, 2010.
##	Incorporated by reference to the Registrant’s Registration Statement filed on June 28, 2010.
###	To be filed by amendment.
####	Filed herewith.

Item 24.	Persons Controlled by or Under Common Control with Registrant

          None.

Item 25.	Indemnification

          Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, all persons that are or have been a Trustee or officer of the Trust (collectively, the “Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification will be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          Article XII of the Trust’s Bylaws, to the maximum extent permitted by Delaware law in effect from time to time, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former trustee or officer of the Trust and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of the Trust and at the request of the Trust, serves or has served as a trustee, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. The Trust may, with the approval of its Board of Trustees, provide such indemnification and advance for expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust; provided that no provision of Article XII shall be effective to protect or purport to protect any trustee or officer of the Trust against liability to the Trust or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.

Item 26.	Business and Other Connections of Investment Manager

          See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 27.	Principal Underwriters

(a)

Van Eck Securities Corporation is the Trust’s principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: Van Eck Funds (which is comprised of four series: Emerging Markets Fund, Global Hard Assets Fund Multi-Manager Alternatives Fund and International Investors Gold Fund) and Worldwide Insurance Trust (which is comprised of five series: Worldwide Multi-Manager Alternatives Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund).

(b)	The following is a list of the executive officers, directors and partners of Van Eck Securities Corporation:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust

Thomas K. Lynch 335 Madison Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer

Joseph McBrien 335 Madison Avenue New York, NY 10017	Senior Vice President, General Counsel and Secretary	Senior Vice President, Secretary and Chief Legal Officer

Bruce J. Smith 335 Madison Avenue New York, NY 10017	Senior Vice President, Chief Financial Officer, Treasurer and Controller	Senior Vice President and Chief Financial Officer

Jan F. van Eck 335 Madison Avenue New York, NY 10017	Director and Executive Vice President	President, Chief Executive Officer and Trustee

Derek S. van Eck 335 Madison Avenue New York, NY 10017	Director and Executive Vice President	Executive Vice President

Item 28.	Location of Accounts and Records

          All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286.

Item 29.	Management Services

          Not applicable.

Item 30.	Undertakings

          Not applicable.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of August 2010.

MARKET VECTORS ETF TRUST

By:	/s/ Jan F. van Eck*

Name: Jan F. van Eck
Title: President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ David H. Chow*	Trustee	August 27, 2010

David H. Chow

/s/ R. Alastair Short*	Trustee	August 27, 2010

R. Alastair Short

/s/ Richard D. Stamberger*	Trustee	August 27, 2010

Richard D. Stamberger

/s/ Jan F. van Eck*	President, Chief Executive Officer and Trustee	August 27, 2010

Jan F. van Eck

/s/ Bruce J. Smith*	Chief Financial Officer	August 27, 2010

Bruce J. Smith

*By:	/s/ Jonathan R. Simon

Jonathan R. Simon
Attorney-in-Fact

EXHIBIT INDEX

(d)(3)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to certain municipal portfolios).

(i)(27)

Consent of Dechert LLP (with respect to Market Vectors California Long Municipal Index ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Massachusetts Municipal Index ETF, Market Vector New Jersey Municipal Index ETF, Market Vectors New York Long Municipal Index ETF, Market Vectors Ohio Municipal Index ETF, Market Vectors Pennsylvania Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF).

(j)(1)

Consent of Ernst & Young, independent registered public accounting firm (with respect to Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF).